UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2020

Date of reporting period: DECEMBER 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the December 31, 2020 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund.

The reports of each series were transmitted to their respective shareholders on February 19, 2021.

2020

Annual Report
December 31, 2020
Stock Fund
ESTABLISHED 1965
TICKER: DODGX

12/20 SF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Stock Fund had a total return of 7.2% for the year ended December 31, 2020, compared to a return of 18.4% for the S&P 500 Index and 2.8% for the Russell 1000 Value Index.
Market Commentary
The U.S. equity market was extremely volatile in 2020. In the first quarter, the coronavirus (COVID-19) evolved into a global pandemic, disrupting major economies around the world and abruptly ending the longest stock market bull run in U.S. history. U.S. equities fell sharply, then quickly rebounded off their March lows and performed strongly for the remainder of the year. A combination of depressed valuations, substantial fiscal and monetary stimulus, and a robust recovery in corporate earnings buoyed the U.S. equity market. After the successful development of effective COVID-19 vaccines in the fourth quarter, segments of the market that had previously lagged—such as Energy, Financials, and Industrials—outperformed as the U.S. stock market surged to an all-time high in December. This rapid and dramatic reversal illustrates the importance of having a long-term view and staying the course with one’s convictions because markets can turn quickly.
Looking back on 2020, companies have fallen into two groups: businesses largely immune to the economic impact of the pandemic (we describe them as “COVID defensive”) and those hit hard by the economic consequences of the pandemic (“COVID cyclical”). Approximately 70%a of the S&P 500 is in COVID-defensive businesses, mainly those in the Information Technology, Health Care, Consumer Staples, and Utilities sectors. Large technology-related companies have surged, especially the FAANGM stocks—Facebook, Amazon, Apple, Netflix, Google (Alphabet), and Microsoft. In contrast, the other 30% of the S&P 500 is comprised of COVID-cyclical companies—largely in the Financials, Energy, Industrials, and Real Estate sectors—that have not fared well. For example, Energy (down 34%) was the worst-performing sector of the S&P 500 in 2020, reflecting an unprecedented decline in demand due to worldwide stay-at-home orders and the global economic slowdown.
Investment Strategy
While the Fund’s value-oriented portfolio underperformed the broad-based S&P 500 over the past decade, it outperformed the Russell 1000 Value by 38 percentage points.b Over the same period, U.S. value stocksc underperformed growth stocks by 218 percentage points.d In September 2020, however, the market started to shift in value’s favor, but it is too soon to know whether this could be the beginning of a major reversal in market leadership. Increasingly, we believe a strong case can be made for investing in value stocks going forward.
First, the valuation differential between value and growth stocks remains wide by historical standards, which creates ample opportunities for value-oriented investors like Dodge & Cox. The Fund trades at a significant discount to the broad-based market: 13.7 times forward earnings compared to 23.7 times for the S&P 500. Historically, lower starting valuations have produced more attractive long-term returns.
Second, we are encouraged by the approval of effective COVID-19 vaccines. The COVID-cyclical areas of the market should continue to recover as more of the population becomes vaccinated and economic activity accelerates. In addition, as supply and demand move toward a better balance in the oil markets, Energy could outperform. Moreover, U.S. interest rates may increase as the economy recovers fully, which would further benefit many of the Fund’s holdings.
Third, history has indicated it is hard to remain a market leader. Several very large, high-valuation technology companies have had a substantial impact on overall market returns. We believe many of them are overvalued and face significant challenges, not only in justifying their valuations but also because of mounting competitive and regulatory threats. In addition, they would be disadvantaged by higher interest rates.
The Fund leans heavily toward COVID-cyclical and value sectors, with notable overweight positions in Financials and Energy. We continue to look for opportunities to optimize in the portfolio based on our long-term outlook for each company and assessment of the valuation and market’s expectations. During 2020, we added significantly to various financial services, energy, and low-valuation technology companies.
In Energy, oil prices have started to recover from a low of about $20/barrel in the spring to $49/barrel on December 31. We believe there is an opportunity for further price increases as demand continues to recover and supply is impacted by the low investment in oil exploration and production. While Energy led market returns in the fourth quarter, the valuations are still quite depressed in our opinion. Our views on two other sectors, Financials and Information Technology, are highlighted in more detail below.
Financials
In 2020, Financials was one of the worst-performing sectors of the market amid concerns that a weaker economy would lead to increases in credit losses for U.S. banks and lower interest rates would reduce profit margins. However, we believe the large U.S. banks are in a much stronger position compared to past downturns. During the 2008-09 global financial crisis, U.S. banks were at the epicenter of the downturn because of their heavy exposure to the troubled housing market. In contrast, the COVID-19 pandemic is a health crisis that has led to a sudden decline in economic activity. Most U.S. banks entered the current crisis with low leverage, restrained risk taking, and well-diversified sources of revenue. Moreover, in anticipation of a sharper downturn, many banks have set aside significant provisions for expected loan losses and remain broadly reserved for higher levels of economic distress than the United States is currently experiencing.
U.S. Financials’ valuations are near historic lows compared to the stock market as a whole. Specifically, the S&P 500 Banks industry trades at 13.4 times forward estimated earnings compared to 23.7 times for the broader S&P 500. This sizeable discount does not fully reflect the banks’ underlying strength, in our opinion. Looking ahead, we believe large banks are well positioned to benefit from the vaccine
PAGE 1 ■ Dodge & Cox Stock Fund

rollout and anticipated economic rebound, which should lead to better growth and lower credit costs in 2021. We expect capital returns to increase, as the Federal Reserve has allowed all the large banks to resume paying dividends and buying back their shares, with certain restrictions.
As a Value-Oriented Manager, We Are Finding Attractive Opportunities
On December 31, the Fund had significant exposure to Financials: 28.4% compared to 10.4% for the S&P 500 and 19.6% for the Russell 1000 Value. Capital One Financiale (a 4.3% position) was the Fund’s largest holding at year end.
Capital One Financial
Capital One is a leading financial services company trading at an attractive valuation and, in our opinion, it represents exceptional long-term value. The bank’s most profitable business—credit cards—felt the impact of weaker consumer spending as the pandemic took its toll on the economy. Yet, like many other Financials, it is well positioned to benefit from a healthier economy that we believe should emerge once vaccinations become widespread. The company has a number of strengths: scale in credit cards and auto lending, robust deposits, advanced digital banking platform, and a legacy of heavy investment in technology. Management is focused on the long term, committed to improving the bank’s expense efficiency, and has a track record of earning higher risk-adjusted margins than its peers. At 11 times forward earnings, Capital One is trading at a substantial discount to the overall market, and we opportunistically added to the Fund’s position in this stock during 2020.
Information Technology
Many of the U.S. growth stocks are expensive technology-related companies. Especially after their strong 2020 performance, Information Technology sector valuations are approaching year 2000-type levels by some measures, and unprofitable technology stocks now account for 32% of total technology stocks, which is close to the March 2000 level of 36%.
Given such stretched valuations, the Fund remains underweight the overall Information Technology sector and is primarily invested in lower-valuation technology stocks. The Fund’s technology holdings trade at a significant discount to the overall Information Technology sector on various metrics, including 1.3 times sales (compared to 6.9 times for the S&P 500 sector and 2.1 times for the Russell 1000 Value sector) as well as 13.2 times estimated earnings compared to 29.4 times for the S&P 500 sector and 16.5 times for the Russell 1000 Value sector.
In 2020, we added to the Fund’s enterprise hardware holdings, such as Dell, Hewlett Packard Enterprise, and HP Inc. These companies have strong free cash flow and relatively modest valuations. Since hardware spending is cyclical, these stocks were negatively impacted by the pandemic, but they tend to perform strongly coming out of recessions. In addition, we added to Cognizant Technology Solutions and started a new position in Fiserv, which increased the Fund’s exposure to IT Services.
Fiserv
Fiserv is a diversified provider of financial technology and payment processing services to banks and merchants. Decreased merchant activity during the COVID-19 pandemic, combined with a sooner-than-expected CEO transition and partial sale of KKR’s stake in the company, weighed on Fiserv’s stock price and created an opportunity for us to start a position during the fourth quarter. Fiserv has a strong business franchise with dominant market positions in several major business lines, including global merchant transaction processing, U.S. issuer processing, and U.S. core banking processing. The company has a shareholder-focused management team and trades at an attractive valuation given its growth prospects. It also offers significant margin expansion potential from revenue synergies and cross-selling opportunities. On December 31, Fiserv was a 0.7% position in the Fund.
In Closing
2020 was a difficult year for value investors. However, the tide started to turn dramatically in the fourth quarter, as the previous laggards—specifically Energy, Financials, and Industrials—became the market leaders that quarter. Going forward, we continue to believe this is an opportune time to invest in value stocks.
We have strong conviction in the Fund’s value-oriented portfolio, which is comprised mostly of companies with strong businesses that we believe would benefit from sustained economic growth. We remain optimistic about the outlook for the Fund and confident in our active investment approach. Since changes in valuations and share prices can happen swiftly and without warning, we encourage our shareholders to take a long-term view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
[b]	The Dodge & Cox Stock Fund had a total return of 209.4% from December 31, 2010 through December 31, 2020 compared to 171.3% for the Russell 1000 Value Index.
[c]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[d]	The Russell 1000 Value Index had a total return of 171.3% from December 31, 2010 through December 31, 2020 compared to 389.3% for the Russell 1000 Growth Index.
[e]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Stock Fund ■ PAGE 2

2020 Performance Review
The Fund underperformed the S&P 500 by 11.2 percentage points in 2020.
Key Detractors from Relative Results
■ Relative results were hurt by strong returns from a small group of large internet- and technology-related companies not held by the Fund.
■ Returns from holdings in the Information Technology sector (up 22% versus up 44% for the S&P 500 sector) detracted. Hewlett Packard Enterprise was weak.
■ In Energy, the Fund’s overweight position and holdings (down 41% versus down 34% for the S&P 500 sector) hindered performance. Occidental Petroleum lagged.
■ A higher average weighting and weaker returns from holdings in the Financials sector (down 7% versus down 2% for the S&P 500 sector) hurt results. Wells Fargo and Bank of America performed poorly.
Key Contributors to Relative Results
■ The Fund’s holdings in Industrials (up 34% versus up 11% for the S&P 500 sector) had a positive impact. FedEx performed well.
■ The Fund’s lack of exposure to Real Estate and Utilities helped results as these sectors were weak (down 2% and unchanged, respectively).
■ Microchip Technology and Dell Technologies also contributed.
The Fund outperformed the Russell 1000 Value by 4.4 percentage points in 2020.
Key Contributors to Relative Results
■ In Information Technology, the Fund’s holdings (up 22% versus up 10% for the R1000V sector) and overweight position had a positive impact. Microchip Technology was strong.
■ Returns from holdings in the Communication Services sector (up 27% versus up 10% for the R1000V sector). Charter Communications and Alphabet performed well.
■ The Fund’s holdings in Industrials (up 34% versus up 12% for the R1000V sector) helped results. FedEx was a standout performer.
Key Detractors from Relative Results
■ The Fund’s overweight position and holdings in Energy (down 41% versus down 33% for the R1000V sector) hurt results, notably Occidental Petroleum and Apache.
■ In Consumer Staples, the Fund’s only holding—Molson Coors—was weak.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision- making body for the Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On December 31, 2010
Average Annual Total Return
For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	7.16%	12.27%	11.96%	8.63%
S&P 500 Index	18.40	15.22	13.88	7.47
Russell 1000 Value Index	2.80	9.74	10.50	6.82
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,260.50	$2.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.52	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Stock Fund ■ PAGE 4

Portfolio Information (unaudited) December 31, 2020
Sector Diversification (%)	% of Net Assets
Financials	28.4
Information Technology	19.1
Health Care	16.1
Communication Services	12.9
Industrials	9.3
Energy	8.2
Consumer Discretionary	2.8
Materials	1.4
Consumer Staples	1.1
PAGE 5 ■ Dodge & Cox Stock Fund

Portfolio of Investments  December 31, 2020
Common Stocks: 99.2%
	Shares	Value
Communication Services: 12.9%
Media & Entertainment: 12.6%
Alphabet, Inc., Class A(a)	69,900	$122,509,536
Alphabet, Inc., Class C(a)	1,322,253	2,316,428,586
Charter Communications, Inc., Class A(a)	2,599,186	1,719,491,498
Comcast Corp., Class A	44,813,894	2,348,248,046
DISH Network Corp., Class A(a)	21,579,937	697,895,163
Facebook, Inc., Class A(a)	2,104,000	574,728,640
Fox Corp., Class A	26,307,175	766,064,936
Fox Corp., Class B	6,671,433	192,670,985
News Corp., Class A	9,261,990	166,437,960
		8,904,475,350
Telecommunication Services: 0.3%
T-Mobile U.S., Inc.(a)	1,571,037	211,854,339
		9,116,329,689
Consumer Discretionary: 2.7%
Retailing: 2.7%
Booking Holdings, Inc.(a)	526,700	1,173,103,109
Qurate Retail, Inc., Series A(b)	34,828,276	382,066,188
The Gap, Inc.(b)	16,553,300	334,211,127
		1,889,380,424
Consumer Staples: 1.1%
Food, Beverage & Tobacco: 1.1%
Molson Coors Beverage Company, Class B(b)	17,846,925	806,502,541
Energy: 8.2%
Apache Corp.(b)	31,122,909	441,634,079
Baker Hughes Co., Class A(b)	49,581,327	1,033,770,668
Concho Resources, Inc.(b)	10,965,200	639,819,420
Halliburton Co.	18,444,612	348,603,167
Hess Corp.	10,223,082	539,676,499
National Oilwell Varco, Inc.	10,804,666	148,348,064
Occidental Petroleum Corp.(b)	72,464,426	1,254,359,214
Occidental Petroleum Corp., Warrant(a)(b)	9,394,990	63,979,882
Schlumberger, Ltd. (Curacao/United States)	33,499,945	731,303,799
The Williams Companies, Inc.	30,818,500	617,910,925
		5,819,405,717
Financials: 28.4%
Banks: 9.0%
Bank of America Corp.	66,128,900	2,004,366,959
JPMorgan Chase & Co.	7,626,800	969,137,476
Truist Financial Corp.	15,194,875	728,290,359
Wells Fargo & Co.	87,371,841	2,636,882,161
		6,338,676,955
Diversified Financials: 15.6%
American Express Co.	9,002,400	1,088,480,184
Bank of New York Mellon Corp.	38,018,924	1,613,523,134
Capital One Financial Corp.(b)	30,389,413	3,003,993,475
Charles Schwab Corp.	52,435,400	2,781,173,616
Goldman Sachs Group, Inc.	5,765,100	1,520,314,521
State Street Corp.	13,491,100	981,882,258
		10,989,367,188
Insurance: 3.8%
Aegon NV, NY Shs (Netherlands)	80,217,935	316,860,843
Brighthouse Financial, Inc.(a)(b)	6,648,863	240,722,085

	Shares	Value
Lincoln National Corp.	3,794,280	$190,890,227
MetLife, Inc.	41,830,300	1,963,932,585
		2,712,405,740
		20,040,449,883
Health Care: 16.1%
Health Care Equipment & Services: 5.8%
Cigna Corp.	9,730,372	2,025,668,843
CVS Health Corp.	9,276,800	633,605,440
Medtronic PLC (Ireland/United States)	3,134,900	367,222,186
UnitedHealth Group, Inc.	2,963,960	1,039,401,493
		4,065,897,962
Pharmaceuticals, Biotechnology & Life Sciences: 10.3%
Alnylam Pharmaceuticals, Inc.(a)	2,649,161	344,311,455
AstraZeneca PLC ADR (United Kingdom)	1,261,073	63,041,039
BioMarin Pharmaceutical, Inc.(a)	5,524,125	484,410,521
Bristol-Myers Squibb Co.	16,468,839	1,021,562,083
Gilead Sciences, Inc.	10,979,612	639,672,195
GlaxoSmithKline PLC ADR (United Kingdom)	41,528,300	1,528,241,440
Incyte Corp.(a)	2,184,500	190,007,810
Novartis AG ADR (Switzerland)	13,870,000	1,309,744,100
Roche Holding AG ADR (Switzerland)	11,022,999	483,248,276
Sanofi ADR (France)	25,282,421	1,228,472,837
		7,292,711,756
		11,358,609,718
Industrials: 9.3%
Capital Goods: 6.4%
Carrier Global Corp.	17,801,479	671,471,788
Johnson Controls International PLC(b) (Ireland/United States)	40,029,317	1,864,965,879
Otis Worldwide Corp.	4,313,250	291,360,037
Raytheon Technologies Corp.	23,639,600	1,690,467,796
		4,518,265,500
Transportation: 2.9%
FedEx Corp.(b)	7,803,762	2,026,012,691
		6,544,278,191
Information Technology: 19.1%
Semiconductors & Semiconductor Equipment: 2.1%
Microchip Technology, Inc.(b)	10,939,563	1,510,863,046
Software & Services: 5.7%
Cognizant Technology Solutions Corp., Class A	13,233,477	1,084,483,440
Fiserv, Inc.(a)	4,092,500	465,972,050
Micro Focus International PLC ADR(a)(b) (United Kingdom)	22,724,028	129,754,200
Microsoft Corp.	7,912,200	1,759,831,524
VMware, Inc., Class A(a)	4,050,700	568,151,182
		4,008,192,396
Technology, Hardware & Equipment: 11.3%
Cisco Systems, Inc.	24,951,187	1,116,565,618
Dell Technologies, Inc., Class C(a)	21,887,280	1,604,118,751
Hewlett Packard Enterprise Co.(b)	95,571,845	1,132,526,363
HP Inc.(b)	90,500,337	2,225,403,287
Juniper Networks, Inc.(b)	29,015,165	653,131,364
TE Connectivity, Ltd. (Switzerland)	10,541,475	1,276,256,379
		8,008,001,762
		13,527,057,204
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 6

Portfolio of Investments  December 31, 2020
Common Stocks (continued)
	Shares	Value
Materials: 1.4%
Celanese Corp.(b)	5,454,398	$708,744,476
LyondellBasell Industries NV, Class A (Netherlands)	3,471,963	318,240,128
		1,026,984,604
Total Common Stocks (Cost $49,210,594,369)		$70,128,997,971
Preferred Stocks: 0.1%
	Par Value/ Shares	Value
Consumer Discretionary: 0.1%
Retailing: 0.1%
Qurate Retail, Inc., 8.00%, 3/15/2031(b)	576,124	$56,621,467
Total Preferred Stocks (Cost $53,911,445)		$56,621,467
Short-Term Investments: 0.7%
	Par Value/ Shares	Value
Repurchase Agreements: 0.3%
Fixed Income Clearing Corporation(c) 0.000%, dated 12/31/20, due 1/4/21, maturity value $203,661,000	$203,661,000	$203,661,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	281,244,851	281,244,851
Total Short-Term Investments (Cost $484,905,851)		$484,905,851
Total Investments In Securities (Cost $49,749,411,665)	100.0%	$70,670,525,289
Other Assets Less Liabilities	0.0%	3,344,784
Net Assets	100.0%	$70,673,870,073
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Cash Management Bills, 5/11/21. Total collateral value is $207,734,299.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2020. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 18.1%
Consumer Discretionary 0.5%
Mattel, Inc.(a)	$ 313,659,533	$—	$(296,846,788)	$(42,389,670)	$25,576,925	$—(b)	$—
Qurate Retail, Inc., Series A	309,578,902	—	(182,494,065)	(13,667,413)	268,648,764	382,066,188	106,318,128
The Gap, Inc.	332,925,008	—	(36,650,766)	(23,648,619)	61,585,504	—(b)	4,548,645
						382,066,188
Consumer Staples 1.1%
Molson Coors Beverage Company, Class B	612,192,157	282,929,226	(1,013,240)	56,371	(87,661,973)	806,502,541	8,005,037
Energy 3.4%
Apache Corp.	832,565,762	—	(22,375,016)	(87,712,692)	(280,843,975)	441,634,079	10,500,505
Baker Hughes Co., Class A	1,207,198,528	84,313,651	(103,488,243)	(168,158,385)	13,905,117	—(b)	37,357,660
Concho Resources, Inc.	593,330,535	268,652,746	(123,680,996)	(93,018,333)	(5,464,532)	639,819,420	8,567,480
PAGE 7 ■  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Occidental Petroleum Corp.	$2,167,148,431	$399,621,786	$(300,574,701)	$(69,090,563)	$(942,745,739)	$1,254,359,214	$49,406,617
Occidental Petroleum Corp., Warrant(a)	—	243,992,029	(45,433)	(353,876)	(179,612,838)	63,979,882	—
						2,399,792,595
Financials 4.6%
Brighthouse Financial, Inc.(a)	262,282,482	—	(1,371,572)	(7,900)	(20,180,925)	240,722,085	—
Capital One Financial Corp.	2,520,215,783	336,215,476	(22,669,808)	9,239,708	160,992,316	3,003,993,475	26,944,993
						3,244,715,560
Industrials 2.6%
FedEx Corp.	2,314,435,230	66,884,141	(1,776,316,143)	358,849,038	1,062,160,425	—(b)	32,630,875
Johnson Controls International PLC	1,685,032,373	62,109,890	(163,457,380)	4,497,558	276,783,438	1,864,965,879	43,812,436
						1,864,965,879
Information Technology 5.9%
Hewlett Packard Enterprise Co.	1,216,894,106	196,423,939	(6,294,240)	4,229,874	(278,727,316)	1,132,526,363	43,322,098
HP Inc.	1,525,699,363	718,139,369	(408,647,198)	(31,225,633)	421,437,386	2,225,403,287	71,416,522
Juniper Networks, Inc.	735,921,371	—	(20,296,726)	(3,088,805)	(59,404,476)	653,131,364	23,420,632
Micro Focus International PLC ADR(a)	320,588,699	—	(1,438,778)	(229,412)	(189,166,309)	129,754,200	—
Microchip Technology, Inc.	1,594,585,368	199,765,578	(787,780,323)	177,330,292	326,962,131	—(b)	21,118,190
						4,140,815,214
Materials 0.0%
Celanese Corp.	757,630,986	47,354,255	(157,425,313)	85,915,359	(24,730,811)	—(b)	14,885,079
				107,526,899	549,513,112	12,838,857,977	502,254,897
Preferred Stocks 0.1%
Consumer Discretionary 0.1%
Qurate Retail, Inc., 8.00%, 3/15/2031	—	164,695,938	(48,604,086)	(62,180,407)	2,710,022	56,621,467	1,375,213
				$45,346,492	$552,223,134	$12,895,479,444	$503,630,110
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 8

Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $36,413,596,222)	$57,775,045,845
Affiliated issuers (cost $13,335,815,443)	12,895,479,444
70,670,525,289
Receivable for investments sold	113,122,650
Receivable for Fund shares sold	22,668,024
Dividends and interest receivable	89,962,050
Prepaid expenses and other assets	260,947
70,896,538,960
Liabilities:
Payable for investments purchased	25,476,794
Payable for Fund shares redeemed	164,711,415
Management fees payable	29,780,727
Accrued expenses	2,699,951
222,668,887
Net Assets	$70,673,870,073
Net Assets Consist of:
Paid in capital	$49,180,197,389
Distributable earnings	21,493,672,684
$70,673,870,073
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	367,029,451
Net asset value per share	$192.56

Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign taxes of $22,883,789)
Unaffiliated issuers	$1,064,733,057
Affiliated issuers	503,630,110
Interest	15,581,476
1,583,944,643
Expenses:
Management fees	316,719,878
Custody and fund accounting fees	640,839
Transfer agent fees	4,656,195
Professional services	410,283
Shareholder reports	1,334,420
Registration fees	303,112
Trustees fees	401,667
Miscellaneous	4,011,928
328,478,322
Net Investment Income	1,255,466,321
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	4,678,534,124
Investments in securities of affiliated issuers (Note 6)	45,346,492
Futures contracts	(31,238,139)
Foreign currency transactions	(2,257,635)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(2,662,285,143)
Investments in securities of affiliated issuers	552,223,134
Futures contracts	(9,379,333)
Net realized and unrealized gain	2,570,943,500
Net Change in Net Assets From Operations	$3,826,409,821

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$1,255,466,321	$1,353,427,908
Net realized gain (loss)	4,690,384,842	4,924,392,581
Net change in unrealized appreciation/depreciation	(2,119,441,342)	9,122,997,938
	3,826,409,821	15,400,818,427
Distributions to Shareholders:
Total distributions	(4,767,352,105)	(7,585,191,926)
Fund Share Transactions:
Proceeds from sale of shares	9,791,732,360	7,953,276,880
Reinvestment of distributions	4,511,574,799	7,158,101,543
Cost of shares redeemed	(17,273,862,390)	(11,346,329,483)
Net change from Fund share transactions	(2,970,555,231)	3,765,048,940
Total change in net assets	(3,911,497,515)	11,580,675,441
Net Assets:
Beginning of year	74,585,367,588	63,004,692,147
End of year	$70,673,870,073	$74,585,367,588
Share Information:
Shares sold	59,077,979	42,512,625
Distributions reinvested	26,228,445	38,025,346
Shares redeemed	(103,216,559)	(60,186,093)
Net change in shares outstanding	(17,910,135)	20,351,878
PAGE 9 ■  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Preferred stocks are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including
Dodge & Cox Stock Fund ■ PAGE 10

Notes to Financial Statements
accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$9,116,329,689	$—
Consumer Discretionary	1,889,380,424	—
Consumer Staples	806,502,541	—
Energy	5,819,405,717	—
Financials	20,040,449,883	—
Health Care	11,358,609,718	—
Industrials	6,544,278,191	—
Information Technology	13,527,057,204	—
Materials	1,026,984,604	—
Preferred Stocks
Consumer Discretionary	—	56,621,467
Short-Term Investments
Repurchase Agreements	—	203,661,000
Money Market Fund	281,244,851	—
Total Securities	$70,410,242,822	$260,282,467
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund did not have open futures contracts at December 31, 2020.
Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(31,238,139)
Net change in unrealized appreciation/depreciation
Futures contracts	$(9,379,333)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
PAGE 11 ■ Dodge & Cox Stock Fund

Notes to Financial Statements
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, foreign currency realized gain (loss), certain corporate action transactions, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$1,256,046,162	$1,484,439,010
	($3.409 per share)	($4.010 per share)
Long-term capital gain	$3,511,305,943	$6,100,752,916
	($9.805 per share)	($16.669 per share)
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$94,780,361
Undistributed long-term capital gain	$451,621,917
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$49,723,254,883
Unrealized appreciation	26,729,640,506
Unrealized depreciation	(5,782,370,100)
Net unrealized appreciation	20,947,270,406
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2020, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $750,601,380 attributable to the redemption in-kind: $716,475,620 from unaffiliated issuers and $34,125,760 from affiliated issuers. For tax purposes, no capital gain on the redemption in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $361,605 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, aggregated $13,483,695,212 and $18,497,100,428, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Dodge & Cox Stock Fund ■ PAGE 12

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$193.76	$172.81	$203.61	$184.30	$162.77
Income from investment operations:
Net investment income	(a)3.41	3.65	2.90	3.09	3.05
Net realized and unrealized gain (loss)	8.60	37.98	(16.96)	30.03	30.56
Total from investment operations	12.01	41.63	(14.06)	33.12	33.61
Distributions to shareholders from:
Net investment income	(3.36)	(3.65)	(2.90)	(3.11)	(3.03)
Net realized gain	(9.85)	(17.03)	(13.84)	(10.70)	(9.05)
Total distributions	(13.21)	(20.68)	(16.74)	(13.81)	(12.08)
Net asset value, end of year	$192.56	$193.76	$172.81	$203.61	$184.30
Total return	7.16%	24.80%	(7.08)%	18.32%	21.27%
Ratios/supplemental data:
Net assets, end of year (millions)	$70,674	$74,585	$63,005	$70,901	$61,600
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	(a)1.98%	1.93%	1.41%	1.58%	1.83%
Portfolio turnover rate	21%	17%	20%	13%	16%
(a)

Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

See accompanying Notes to Financial Statements
PAGE 13 ■ Dodge & Cox Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Stock Fund ■ PAGE 14

Special 2020 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $3,860,318,914 as long-term capital gain distributions in 2020.
The Fund designates up to a maximum amount of $1,578,617,216 of its distributions paid to shareholders in 2020 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 85% of its ordinary dividends paid to shareholders in 2020 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on
December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the
PAGE 15 ■ Dodge & Cox Stock Fund

Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds
Dodge & Cox Stock Fund ■ PAGE 16

provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that
PAGE 17 ■ Dodge & Cox Stock Fund

Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Stock Fund ■ PAGE 18

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)
Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 19 ■ Dodge & Cox Stock Fund

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Annual Report
December 31, 2020
Global Stock Fund
ESTABLISHED 2008
TICKER: DODWX

12/20 GSF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Stock Fund had a total return of 6.0% for the year ended December 31, 2020, compared to 15.9% for the MSCI World Index.
Market Commentary
In 2020, global equity markets were extremely volatile. Global stocks fell sharply in the spring as the coronavirus (COVID-19) pandemic evolved, then rebounded quickly off March lows and performed well during the second and third quarters. After the successful development of effective COVID-19 vaccines, markets rebounded sharply again in November as investors looked forward to the potential for an economic recovery in 2021. The sudden market reversals this year illustrate the importance of having a long-term view and staying the course with one’s convictions. Markets can turn quickly, and history shows us that major market moves are episodic and unpredictable. Thus, missing even a few days in the market can make a big difference to overall returns.
The fourth quarter saw a change in fortunes for value stocks,a with the MSCI World Value Index up 16%, outperforming the MSCI World Growth Index, up 13%. The Fund is overweight value sectors such as Energy and Financials, market laggards that later became market leaders during the quarter as global equities surged. Given its value-oriented positioning, the Fund significantly outperformed the MSCI World by 10.1 percentage points and the MSCI World Value by 8.4 percentage points.
While value outperformed growth in the fourth quarter, value stocks still lagged growth significantly for the year—MSCI World Value was down 1% versus up 34% for the MSCI World Growth—and underperformed growth stocks by 142 percentage points over the last decade.b The Fund’s value-oriented portfolio similarly lagged the market for the year. Since inception, the Fund has outperformed the MSCI World Value by an average annualized return of 1.9% and has underperformed the broad-based MSCI World by 0.8% on average.
Investment Strategy
We believe we are still in the early innings of a reversal between value and growth performance, and a strong case can be made for investing in value stocks going forward.
First, starting valuations matter, and the valuation differential between value and growth stocks remains wide by historical standards, which creates ample opportunities for value-oriented investors like Dodge & Cox. The Fund trades at a significant discount to the broad-based market: 13.2 times forward earnings compared to 21.0 times for the MSCI World.c Historically, lower starting valuations have produced more attractive long-term returns.
Second, we are encouraged by the approval of COVID-19 vaccines. The areas of the market impacted by COVID should continue to recover as more of the population becomes vaccinated. There is also the possibility that interest rates increase as the economy recovers, which would further benefit many of the Fund’s holdings.
Third, history has indicated it is hard to stay a market leader. Several very large, high-valuation technology companies have had a large influence on market returns. We believe many of them are overvalued and face significant challenges, not only in justifying their valuations but also because of mounting competitive and regulatory threats. In addition, they would be disadvantaged by higher interest rates.
We have strong conviction in our portfolio positioning. The portfolio is composed mainly of companies with strong franchises that benefit from long-term economic growth. About half the portfolio is invested in innovation-driven businesses in areas such as Internet & Direct Marketing Retail, Media, Communication Services, and Health Care. Given wide valuation gaps, the Fund also continues to have notable overweight positions in value parts of the market. Many stocks that were hit hard by the economic consequences of the pandemic—notably in the Financials, Energy, and Industrials sectors—were down significantly for the year, even after the fourth quarter rebound.
We continue to assess relative valuation opportunities, weighing long-term fundamentals against current prices. For example, while we added to Financials and other cyclicals earlier in the year, in the fourth quarter we trimmed Financials modestly on relative performance and added to Health Care. We discuss Financials and Health Care in more detail below.
Financials
After a rocky start, declining 32% in the first quarter, the MSCI World Financials sector appreciated in the second, third, and fourth quarters. Financials were especially strong in the fourth quarter, finishing up 24% and enabling the sector to end the year down just 3%. However, Financials had one of the lowest returns in the market for the year, amid concerns of a weak economy, high credit losses, and low interest rates driven by the pandemic. Additionally, regulators and central banks either explicitly or implicitly caused financial services companies to suspend dividends and share buyback programs that were expected to occur in 2020. In contrast to previous downturns, banks are in a much stronger position this time. In large part due to the effects of the 2008-09 financial crisis, banks entered the current crisis with low leverage, restrained risk taking, and well-diversified sources of revenue. Moreover, in anticipation of a sudden, pandemic driven downturn, many banks quickly set aside significant provisions for expected loan losses and remain broadly reserved for higher levels of joblessness than economies are currently experiencing. Finally, governments have provided unprecedented support to the economy to blunt the impact of potential credit losses. Despite this, valuations for Financials are near historic lows compared to the stock market as a whole. The MSCI World Banks industry trades at 12.8 times forward estimated earnings compared to 21.0 times for the broader MSCI World.
During the first part of the year, we added to the Fund’s Financials holdings, which traded at exceptionally low valuations in light of the pandemic. With the resolution of the health crisis, we see potential for a return to higher economic activity, unwinding of provisions, and strong levels of capital return. The Federal Reserve, for example, has allowed the large banks to resume dividend payments and share repurchases. The Fund remains overweight
PAGE 1 ■ Dodge & Cox Global Stock Fund

Financials: 28.4% of the Fund compared to 12.8% of the MSCI World and 21.5% of the MSCI World Value.
Capital Oned is an example of a stock we added to opportunistically in 2020. A leading financial services company trading at an attractive valuation, Capital One represents exceptional long-term value in our opinion. The bank’s most profitable business—credit cards—felt the impact of weaker consumer spending as the pandemic took its toll on the economy. Yet, like many other Financials, it is well positioned to benefit from a healthier economy that we believe should emerge once vaccinations become widespread. The company has a number of strengths: scale in credit cards and auto lending, robust deposits, an advanced digital banking platform, and a legacy of heavy investment in technology. Management is focused on the long term, committed to improving the bank’s expense efficiency, and has a track record of earning higher risk-adjusted margins than its peers. At 11.0 times forward earnings, Capital One is trading at a substantial discount to the overall market.
Health Care
As markets plunged earlier in the year and subsequently rebounded, we adjusted the Fund’s positioning in the Health Care sector based on its relative attractiveness. The Fund’s holdings in Health Care are largely comprised of pharmaceutical companies, whose earnings are generally stable and not sensitive to swings in the economy. Those defensive characteristics provided relative strength in the first quarter as pandemic worries hurt other areas of the market—such as Financials, Energy, Industrials, and Materials—much more. Companies in those sectors became exceptionally attractive, so we added to them by meaningfully trimming the Fund’s Health Care holdings. The Fund’s weighting in Health Care declined from 18.4% on March 31 to 14.5% on September 30.
However, while all sectors posted positive returns in the fourth quarter, Health Care underperformed the overall market by 7.2 percentage points. The Fund added back to Health Care, in particular in the Pharmaceuticals industry that now trades at an attractive 14.9 times estimated earnings. While an average valuation relative to history, it is in the bottom decile of its valuation relative to the market. We recognize concerns over drug pricing and uncertainty regarding the new Biden Administration’s policies in the United States. However, we believe the Fund’s Pharmaceuticals holdings have impressive innovation potential, global customer bases, and highly attractive valuations. In the fourth quarter, the combination of attractive fundamentals and valuations led us to begin to add back to many of the Fund’s holdings, including Sanofi and GlaxoSmithKline.
Sanofi is a French pharmaceutical company with particular expertise in rare diseases. In recent years the company has rebuilt its management team, replacing its Chief Executive Officer, Chief Financial Officer, and Head of Research and Development with executives that have a demonstrable track record of success. Moreover, while the company’s new drug pipeline shows promise, we believe the stock price only reflects the discounted value of the current portfolio of approved drugs, with little or no value ascribed to the new drug pipeline.
GlaxoSmithKline, a UK-based pharmaceutical company, is a leader in the attractive vaccines and consumer health care markets, but its core pharmaceuticals business has struggled. A new management team joined in 2017-18 and has undertaken a turnaround plan, which includes divesting non-core businesses and rebuilding the company’s new drug pipeline, particularly around immunology and oncology. The implied value of its pharmaceutical business is low, indicating that investors are giving little credit for better prospects in the future.
In Closing
2020 was a difficult year for value investors. However, the tide started to turn dramatically in the fourth quarter, as the previous laggards—specifically Energy, Financials, and Industrials—became the market leaders. Going forward, we continue to believe this is an opportune time to invest in value stocks.
We have strong conviction in the Fund’s value-oriented portfolio, which is comprised mostly of companies with strong businesses that we believe would benefit from sustained economic growth. We remain optimistic about the outlook for the Fund and confident in our active investment approach. Since changes in valuations and share prices can happen swiftly and without warning, we encourage our shareholders to take a long-term view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	The MSCI World Value Index had a total return of 92.4% from December 31, 2010 through December 31, 2020 compared to 234.2% for the MSCI World Growth Index.
[c]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
[d]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings
Dodge & Cox Global Stock Fund ■ PAGE 2

2020 Performance Review
The Fund underperformed the MSCI World by 9.9 percentage points in 2020.
Key Detractors from Relative Results
■ The Fund’s average overweight position in the Financials sector (28% versus 13% for the MSCI World sector), combined with weaker relative returns (down 11% compared to down 3%), hurt results. Societe Generale, UniCredit, Standard Chartered, and Wells Fargo detracted from results.
■ Stock selection (up 27% compared to up 44% for the MSCI World sector), combined with the Fund’s average underweight position in the Information Technology sector (12% versus 20%), detracted from results.
■ Additional detractors included Occidental Petroleum and Suncor Energy.
Key Contributors to Relative Results
■ Relative returns in the Industrials sector (up 37% compared to up 12% for the MSCI World sector) had a positive impact. FedEx outperformed.
■ Strong returns in the Consumer Staples sector (up 55% compared to up 8% for the MSCI World sector) helped results.
■ Additional contributors included JD.com, Dell Technologies, Microchip Technologies, Sprint (prior to its merger with
T-Mobile US), Charter Communications, and Qurate Retail.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven- member committee with an average tenure at Dodge & Cox of 26 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On December 31, 2010
Average Annual Total Return
For Periods Ended December 31, 2020
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	6.02%	4.68%	10.29%	8.65%
MSCI World Index	15.90	10.54	12.19	9.87
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI World is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,277.30	$3.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.02	3.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Stock Fund ■ PAGE 4

Portfolio Information (unaudited) December 31, 2020
Sector Diversification (%)(a)	% of Net Assets
Financials	28.4
Health Care	14.3
Communication Services(b)	12.2
Information Technology	12.2
Industrials	7.5
Consumer Discretionary(b)	7.3
Materials	6.9
Energy	6.7
Consumer Staples	2.1
Real Estate	0.8
Region Diversification (%)(a)	% of Net Assets
United States	46.8
Europe (excluding United Kingdom)	20.6
United Kingdom	9.8
Asia Pacific (excluding Japan)	8.5
Latin America	4.1
Japan	3.8
Canada	3.5
Africa	1.2
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Total sector exposure, including the notional exposure of equity total return swaps, is Communication Services at 11.1% and Consumer Discretionary at 8.4%.
PAGE 5 ■ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments  December 31, 2020
Common Stocks: 95.0%
	Shares	Value
Communication Services: 12.2%
Media & Entertainment: 12.2%
Alphabet, Inc., Class C(a) (United States)	147,799	$258,926,112
Baidu, Inc. ADR(a) (Cayman Islands/China)	470,200	101,676,048
Charter Communications, Inc., Class A(a) (United States)	390,497	258,333,291
Comcast Corp., Class A (United States)	6,237,000	326,818,800
DISH Network Corp., Class A(a) (United States)	2,236,900	72,341,346
Facebook, Inc., Class A(a) (United States)	271,500	74,162,940
Fox Corp., Class A (United States)	2,449,400	71,326,528
Grupo Televisa SAB ADR(a) (Mexico)	12,141,400	100,045,136
Television Broadcasts, Ltd. (Hong Kong)	2,304,000	2,374,055
		1,266,004,256
Consumer Discretionary: 7.2%
Automobiles & Components: 1.8%
Bayerische Motoren Werke AG (Germany)	880,800	77,744,764
Honda Motor Co., Ltd. (Japan)	4,175,800	116,622,719
		194,367,483
Retailing: 5.4%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	498,800	116,085,724
Booking Holdings, Inc.(a) (United States)	51,800	115,372,586
JD.com, Inc. ADR(a) (Cayman Islands/China)	799,646	70,288,883
Naspers, Ltd., Class N (South Africa)	592,753	121,319,739
Prosus NV(a) (Netherlands)	735,653	79,136,655
Qurate Retail, Inc., Series A (United States)	5,081,572	55,744,845
		557,948,432
		752,315,915
Consumer Staples: 2.1%
Food & Staples Retailing: 0.5%
Magnit PJSC (Russia)	688,500	52,771,705
Food, Beverage & Tobacco: 1.6%
Anheuser-Busch InBev SA NV (Belgium)	865,000	60,448,372
Molson Coors Beverage Company, Class B (United States)	2,266,400	102,418,616
		162,866,988
		215,638,693
Energy: 6.7%
Apache Corp. (United States)	4,359,914	61,867,180
Concho Resources, Inc. (United States)	829,000	48,372,150
Hess Corp. (United States)	887,026	46,826,103
Occidental Petroleum Corp. (United States)	8,216,163	142,221,781
Occidental Petroleum Corp., Warrant(a) (United States)	1,030,245	7,015,968
Ovintiv, Inc. (United States)	6,282,238	90,212,938

	Shares	Value
Schlumberger, Ltd. (Curacao/United States)	3,780,200	$82,521,766
Suncor Energy, Inc. (Canada)	12,635,200	212,018,656
		691,056,542
Financials: 26.6%
Banks: 15.8%
Axis Bank, Ltd.(a) (India)	18,987,100	161,255,209
Banco Santander SA(a) (Spain)	89,844,694	278,956,873
Bank of America Corp. (United States)	2,935,800	88,984,098
Barclays PLC(a) (United Kingdom)	67,630,100	135,734,089
BNP Paribas SA(a) (France)	3,675,800	193,877,197
Credicorp, Ltd. (Peru)	673,300	110,434,666
ICICI Bank, Ltd.(a) (India)	31,653,136	231,896,097
Mitsubishi UFJ Financial Group, Inc. (Japan)	8,516,800	37,717,749
Societe Generale SA(a) (France)	2,466,892	51,390,870
Standard Chartered PLC(a) (United Kingdom)	11,043,477	70,814,421
Wells Fargo & Co. (United States)	9,283,673	280,181,251
		1,641,242,520
Diversified Financials: 7.6%
Bank of New York Mellon Corp. (United States)	1,981,100	84,077,884
Capital One Financial Corp. (United States)	2,283,097	225,684,139
Charles Schwab Corp. (United States)	2,901,700	153,906,168
Credit Suisse Group AG (Switzerland)	15,264,399	196,370,622
UBS Group AG (Switzerland)	9,411,400	131,631,882
		791,670,695
Insurance: 3.2%
Aegon NV (Netherlands)	12,395,391	49,501,610
Aviva PLC (United Kingdom)	28,441,020	127,563,086
MetLife, Inc. (United States)	1,578,600	74,115,270
Prudential PLC (United Kingdom)	4,262,600	78,680,076
		329,860,042
		2,762,773,257
Health Care: 14.3%
Health Care Equipment & Services: 3.3%
Cigna Corp. (United States)	713,938	148,627,613
CVS Health Corp. (United States)	1,122,900	76,694,070
UnitedHealth Group, Inc. (United States)	323,000	113,269,640
		338,591,323
Pharmaceuticals, Biotechnology & Life Sciences: 11.0%
Alnylam Pharmaceuticals, Inc.(a) (United States)	441,400	57,368,758
AstraZeneca PLC (United Kingdom)	403,500	40,313,271
Bayer AG (Germany)	1,165,364	68,497,453
BioMarin Pharmaceutical, Inc.(a) (United States)	772,000	67,696,680
Bristol-Myers Squibb Co. (United States)	634,500	39,358,035
GlaxoSmithKline PLC (United Kingdom)	14,785,600	270,917,533
Novartis AG (Switzerland)	2,322,300	219,343,089
Roche Holding AG (Switzerland)	446,800	155,892,039
Sanofi (France)	2,362,762	228,291,345
		1,147,678,203
		1,486,269,526
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments  December 31, 2020
Common Stocks (continued)
	Shares	Value
Industrials: 7.5%
Capital Goods: 5.4%
Carrier Global Corp. (United States)	2,279,900	$85,997,828
Johnson Controls International PLC (Ireland/United States)	2,699,203	125,755,868
Mitsubishi Electric Corp. (Japan)	12,823,300	194,123,134
Raytheon Technologies Corp. (United States)	2,255,300	161,276,503
		567,153,333
Transportation: 2.1%
FedEx Corp. (United States)	826,400	214,549,968
		781,703,301
Information Technology: 10.7%
Semiconductors & Semiconductor Equipment: 1.2%
Microchip Technology, Inc. (United States)	901,700	124,533,787
Software & Services: 2.9%
Cognizant Technology Solutions Corp., Class A (United States)	957,700	78,483,515
Micro Focus International PLC(a) (United Kingdom)	3,002,699	17,355,085
Microsoft Corp. (United States)	714,600	158,941,332
VMware, Inc., Class A(a) (United States)	334,500	46,916,970
		301,696,902
Technology, Hardware & Equipment: 6.6%
Dell Technologies, Inc., Class C(a) (United States)	2,879,688	211,052,333
Hewlett Packard Enterprise Co. (United States)	7,959,498	94,320,051
HP Inc. (United States)	6,841,300	168,227,567
Juniper Networks, Inc. (United States)	2,719,268	61,210,723
Samsung Electronics Co., Ltd. (South Korea)	92,300	6,898,265
TE Connectivity, Ltd. (Switzerland)	1,181,615	143,058,128
		684,767,067
		1,110,997,756
Materials: 6.9%
Celanese Corp. (United States)	784,500	101,937,930
Cemex SAB de CV ADR(a) (Mexico)	5,700,757	29,472,914
Glencore PLC(a) (Jersey/United Kingdom)	86,060,200	274,523,377
LafargeHolcim, Ltd. (Switzerland)	1,881,562	103,254,896
LyondellBasell Industries NV, Class A (Netherlands)	551,930	50,589,904
Nutrien, Ltd. (Canada)	3,250,800	156,558,528
		716,337,549
Real Estate: 0.8%
Daito Trust Construction Co., Ltd. (Japan)	490,000	45,828,915
Hang Lung Group, Ltd. (Hong Kong)	14,562,900	36,230,071
		82,058,986
Total Common Stocks (Cost $7,847,318,993)		$9,865,155,781
Preferred Stocks: 3.4%
	Par Value/ Shares	Value
Consumer Discretionary: 0.1%
Retailing: 0.1%
Qurate Retail, Inc., 8.00%, 3/15/2031 (United States)	68,453	$6,727,561
Financials: 1.8%
Banks: 1.8%
Itau Unibanco Holding SA, Pfd (Brazil)	30,670,993	185,924,835
Information Technology: 1.5%
Technology, Hardware & Equipment: 1.5%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,301,600	156,237,193
Total Preferred Stocks (Cost $178,235,538)		$348,889,589
Short-Term Investments: 1.5%
	Par Value/ Shares	Value
Repurchase Agreements: 1.1%
Fixed Income Clearing Corporation(b) 0.000%, dated 12/31/20, due 1/4/21, maturity value $120,299,000	$120,299,000	$120,299,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	41,548,244	41,548,244
Total Short-Term Investments (Cost $161,847,244)		$161,847,244
Total Investments In Securities (Cost $8,187,401,775)	99.9%	$10,375,892,614
Other Assets Less Liabilities	0.1%	8,115,018
Net Assets	100.0%	$10,384,007,632
(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.00%, 10/31/21. Total collateral value is $122,705,036.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
PAGE 7 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2020
Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Prosus NV	1.164%	JPMorgan	5/4/21	$2,984,478	$1,068,202
Total Return on Prosus NV	1.131%	JPMorgan	5/4/21	2,984,477	1,073,132
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	2,984,477	992,147
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	2,984,477	981,847
Total Return on Prosus NV	0.566%	JPMorgan	10/13/21	30,673,826	5,118,805
Total Return on Naspers, Ltd.	0.866%	JPMorgan	10/13/21	58,392,850	9,152,419
0.564%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	2,781,535	(815,047)
0.531%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	2,781,462	(781,923)
0.532%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	2,781,535	(762,861)
0.532%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	2,781,462	(769,807)
(0.015)%	Total Return on Tencent Holdings, Ltd.	JPMorgan	10/13/21	114,626,582	(12,262,998)
					$2,993,916
The combination of the equity total return swaps is designed to hedge Naspers, Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	2,635	3/19/21	$114,276,203	$1,419,181
Yen Denominated Nikkei 225 Index— Long Position	581	3/11/21	77,397,269	2,491,540
				$3,910,721
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Citibank	1/27/21	USD	13,193,469	CHF	11,940,406	$(303,148)
Citibank	1/27/21	USD	11,954,354	CHF	10,814,913	(270,082)
Citibank	1/27/21	USD	12,508,053	CHF	11,322,340	(289,944)
JPMorgan	1/27/21	USD	11,954,103	CHF	10,814,913	(270,333)
JPMorgan	1/27/21	USD	11,774,004	CHF	10,653,496	(267,977)
JPMorgan	1/27/21	USD	12,215,798	CHF	11,055,932	(281,070)
Bank of America	2/24/21	USD	3,041,698	CHF	2,768,666	(90,378)
Bank of America	2/24/21	USD	3,044,288	CHF	2,768,667	(87,790)
Bank of America	2/24/21	USD	3,044,797	CHF	2,768,667	(87,281)
Barclays	2/24/21	USD	9,347,536	CHF	8,500,000	(268,159)
State Street	2/24/21	USD	3,042,958	CHF	2,768,666	(89,118)
State Street	2/24/21	USD	3,043,463	CHF	2,768,666	(88,613)
State Street	2/24/21	USD	3,044,633	CHF	2,768,668	(87,445)
UBS	2/24/21	USD	10,605,842	CHF	9,400,000	(27,986)
Bank of America	3/17/21	USD	6,792,063	CHF	6,000,000	373
Bank of America	3/17/21	USD	6,776,545	CHF	6,000,000	(15,146)
Bank of America	3/17/21	USD	6,781,408	CHF	6,000,000	(10,282)
UBS	3/17/21	USD	6,794,148	CHF	6,000,000	2,457
UBS	3/17/21	USD	6,777,646	CHF	5,999,999	(14,044)
UBS	3/17/21	USD	6,772,912	CHF	6,000,001	(18,779)
CNH: Chinese Yuan Renminbi
HSBC	1/13/21	USD	30,646,515	CNH	219,000,000	(3,012,586)
HSBC	1/13/21	USD	30,631,513	CNH	219,000,000	(3,027,589)
HSBC	1/13/21	CNH	63,500,000	USD	8,953,751	805,852
HSBC	1/13/21	CNH	50,000,000	USD	7,006,727	678,000
JPMorgan	1/13/21	CNH	63,500,000	USD	8,963,862	795,740
Morgan Stanley	1/13/21	USD	9,406,565	CNH	65,338,000	(635,528)
Morgan Stanley	1/13/21	USD	9,409,274	CNH	65,338,000	(632,819)
UBS	1/13/21	CNH	50,000,000	USD	6,993,985	690,741
UBS	1/13/21	USD	14,263,500	CNH	100,900,000	(1,244,278)
UBS	1/13/21	USD	14,273,589	CNH	100,900,000	(1,234,189)
Barclays	3/10/21	USD	6,205,755	CNH	44,535,600	(613,661)
Credit Suisse	3/10/21	USD	6,209,908	CNH	44,535,600	(609,507)
Goldman Sachs	3/10/21	USD	12,411,005	CNH	87,578,260	(999,223)
Goldman Sachs	3/10/21	USD	9,326,827	CNH	66,803,400	(902,297)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments  December 31, 2020
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	3/10/21	USD	12,422,801	CNH	87,578,260	$(987,428)
UBS	3/10/21	USD	9,319,671	CNH	66,803,400	(909,453)
Goldman Sachs	5/12/21	CNH	74,000,000	USD	11,048,899	237,912
HSBC	5/12/21	CNH	65,500,000	USD	9,235,498	754,855
HSBC	5/12/21	CNH	65,500,000	USD	9,238,364	751,989
JPMorgan	5/12/21	USD	39,755,786	CNH	280,000,000	(2,951,066)
JPMorgan	5/12/21	CNH	74,000,000	USD	11,047,249	239,561
Morgan Stanley	5/12/21	USD	31,706,300	CNH	228,000,000	(3,069,280)
UBS	5/12/21	USD	28,299,221	CNH	203,528,000	(2,743,779)
Bank of America	6/23/21	USD	5,771,652	CNH	41,250,000	(504,102)
Barclays	6/23/21	USD	5,773,268	CNH	41,250,001	(502,486)
HSBC	6/23/21	USD	5,778,525	CNH	41,249,999	(497,230)
Morgan Stanley	6/23/21	USD	5,773,268	CNH	41,250,000	(502,486)
UBS	8/18/21	USD	13,278,409	CNH	88,000,000	(64,764)
UBS	8/18/21	USD	13,279,010	CNH	88,000,000	(64,163)
Goldman Sachs	10/27/21	USD	12,720,309	CNH	90,000,000	(869,637)
HSBC	10/27/21	USD	14,689,104	CNH	103,000,000	(863,833)
HSBC	10/27/21	CNH	134,000,000	USD	18,536,450	1,697,469
HSBC	10/27/21	USD	12,723,546	CNH	90,000,000	(866,400)
JPMorgan	10/27/21	USD	20,913,864	CNH	145,000,000	(981,049)
UBS	10/27/21	CNH	134,000,000	USD	18,541,580	1,692,339
UBS	10/27/21	USD	20,920,502	CNH	145,000,000	(974,410)
Citibank	11/17/21	USD	13,602,900	CNH	92,408,580	(334,024)
Citibank	11/17/21	USD	14,753,305	CNH	98,766,000	(142,435)
State Street	11/17/21	USD	13,816,123	CNH	93,808,710	(331,967)
State Street	11/17/21	USD	13,800,472	CNH	93,808,710	(347,617)
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	(559,734)
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	(537,887)
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	(579,166)
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	(365,257)
Goldman Sachs	4/27/22	CNH	68,371,000	USD	9,498,611	714,815
HSBC	4/27/22	USD	5,378,709	CNH	38,525,000	(376,249)
HSBC	4/27/22	USD	5,296,950	CNH	37,950,000	(372,113)
HSBC	4/27/22	USD	5,374,581	CNH	38,525,000	(380,376)
HSBC	4/27/22	CNH	173,000,000	USD	24,116,540	1,726,619
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	(515,364)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	(375,503)
JPMorgan	4/27/22	CNH	68,371,000	USD	9,524,015	689,410
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(1,702,932)
HSBC	7/27/22	CNH	62,500,000	USD	8,664,911	620,541
HSBC	7/27/22	CNH	62,500,000	USD	8,669,718	615,733
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(1,702,932)
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	(699,135)
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	(694,756)
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	(1,465,867)
Unrealized gain on currency forward contracts						12,714,406
Unrealized loss on currency forward contracts						(44,314,132)
Net unrealized loss on currency forward contracts						$(31,599,726)
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value (cost $8,187,401,775)	$10,375,892,614
Unrealized appreciation on swaps	18,386,552
Unrealized appreciation on currency forward contracts	12,714,406
Cash pledged as collateral for over-the-counter derivatives	25,580,000
Cash	100
Cash denominated in foreign currency (cost $2,487)	2,484
Deposits with broker for futures contracts	17,835,166
Receivable for variation margin for futures contracts	376,131
Receivable for investments sold	6,826,718
Receivable for Fund shares sold	9,615,190
Dividends and interest receivable	19,608,684
Prepaid expenses and other assets	37,676
10,486,875,721
Liabilities:
Unrealized depreciation on swaps	15,392,636
Unrealized depreciation on currency forward contracts	44,314,132
Cash received as collateral for over-the-counter derivatives	4,560,000
Payable for investments purchased	8,567,151
Payable for Fund shares redeemed	6,712,467
Deferred foreign capital gains tax	17,725,664
Management fees payable	5,280,191
Accrued expenses	315,848
102,868,089
Net Assets	$10,384,007,632
Net Assets Consist of:
Paid in capital	$8,342,465,088
Distributable earnings	2,041,542,544
$10,384,007,632
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	780,704,062
Net asset value per share	$13.30
Consolidated
Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign taxes of $8,962,059)	$191,572,706
Interest	1,897,487
193,470,193
Expenses:
Management fees	52,960,894
Custody and fund accounting fees	541,565
Transfer agent fees	404,139
Professional services	264,064
Shareholder reports	87,145
Registration fees	140,910
Trustees fees	401,667
Miscellaneous	202,811
55,003,195
Net Investment Income	138,466,998
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $7,835)	11,515,448
Futures contracts	31,351,372
Swaps	(29,388,381)
Currency forward contracts	(10,588,568)
Foreign currency transactions	(1,083,882)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $4,239,732)	425,160,823
Futures contracts	2,193,702
Swaps	12,418,731
Currency forward contracts	(29,161,858)
Foreign currency translation	700,849
Net realized and unrealized gain	413,118,236
Net Change in Net Assets From Operations	$551,585,234
Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$138,466,998	$204,217,041
Net realized gain (loss)	1,805,989	253,069,891
Net change in unrealized appreciation/depreciation	411,312,247	1,558,759,958
	551,585,234	2,016,046,890
Distributions to Shareholders:
Total distributions	(135,314,386)	(714,489,482)
Fund Share Transactions:
Proceeds from sale of shares	1,448,994,321	1,228,950,565
Reinvestment of distributions	130,653,363	692,724,507
Cost of shares redeemed	(1,907,523,619)	(1,541,815,203)
Net change from Fund share transactions	(327,875,935)	379,859,869
Total change in net assets	88,394,913	1,681,417,277
Net Assets:
Beginning of year	10,295,612,719	8,614,195,442
End of year	$10,384,007,632	$10,295,612,719
Share Information:
Shares sold	138,782,250	100,250,875
Distributions reinvested	9,882,854	54,978,135
Shares redeemed	(178,069,108)	(125,774,206)
Net change in shares outstanding	(29,404,004)	29,454,804
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 10

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Certain preferred stocks are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and
PAGE 11 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At
December 31, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,263,630,201	$2,374,055
Consumer Discretionary	357,492,038	394,823,877
Consumer Staples	102,418,616	113,220,077
Energy	691,056,542	—
Financials	1,017,383,476	1,745,389,781
Health Care	503,014,796	983,254,730
Industrials	587,580,167	194,123,134
Information Technology	1,086,744,406	24,253,350
Materials	338,559,276	377,778,273
Real Estate	—	82,058,986
Preferred Stocks
Consumer Discretionary	—	6,727,561
Financials	—	185,924,835
Information Technology	—	156,237,193
Short-Term Investments
Repurchase Agreements	—	120,299,000
Money Market Fund	41,548,244	—
Total Securities	$5,989,427,762	$4,386,464,852
Other Investments
Futures Contracts
Appreciation	$3,910,721	$—
Dodge & Cox Global Stock Fund ■ PAGE 12

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Equity Total Return Swaps
Appreciation	$—	$18,386,552
Depreciation	—	(15,392,636)
Currency Forward Contracts
Appreciation	—	12,714,406
Depreciation	—	(44,314,132)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$12,714,406	$12,714,406
Unrealized appreciation on swaps	18,386,552	—	18,386,552
Futures contracts(a)	3,910,721	—	3,910,721
	$22,297,273	$12,714,406	$35,011,679
Liabilities
Unrealized depreciation on currency forward contracts	$—	$44,314,132	$44,314,132
Unrealized depreciation on swaps	15,392,636	—	15,392,636
	$15,392,636	$44,314,132	$59,706,768
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
PAGE 13 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(29,388,381)	$—	$(29,388,381)
Futures contracts	31,351,372	—	31,351,372
Currency forward contracts	—	(10,588,568)	(10,588,568)
	$1,962,991	$(10,588,568)	$(8,625,577)
Net change in unrealized appreciation/depreciation
Swaps	$12,418,731	$—	$12,418,731
Futures contracts	2,193,702	—	2,193,702
Currency forward contracts	—	(29,161,858)	(29,161,858)
	$14,612,433	$(29,161,858)	$(14,549,425)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-5%
Swaps - long	USD notional value	1-2%
Swaps - short	USD notional value	1-2%
Currency forward contracts	USD total value	5-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)[1]	Net Amount[2]
Bank of America	$373	$(794,979)	$794,606	$—
Barclays	—	(1,384,306)	1,360,000	(24,306)
Citibank	—	(1,339,633)	1,339,633	—
Credit Suisse	—	(609,507)	609,507	—
Goldman Sachs	952,727	(4,839,346)	3,750,000	(136,619)
HSBC	7,651,058	(13,706,735)	5,960,000	(95,677)
JPMorgan	20,111,263	(22,248,612)	—	(2,137,349)
Morgan Stanley	—	(4,840,113)	4,510,000	(330,113)
UBS	2,385,537	(8,998,777)	6,613,240	—
State Street	—	(944,760)	520,000	(424,760)
	$31,100,958	$(59,706,768)	$25,456,986	$(3,148,824)
[1]
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$135,314,386	$290,498,840
	($0.174 per share)	($0.383 per share)
Long-term capital gain	$—	$423,990,642
	($— per share)	($0.559 per share)
Dodge & Cox Global Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(71,811,622)
[1]	Represents accumulated long-term capital loss as of December 31, 2020, which may be carried forward to offset future capital gains.
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,220,973,125
Unrealized appreciation	2,994,910,191
Unrealized depreciation	(864,685,791)
Net unrealized appreciation	2,130,224,400
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $51,235 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, aggregated $2,944,747,189 and $3,290,050,342, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.71	$11.03	$13.86	$11.91	$10.46
Income from investment operations:
Net investment income	(a)0.17	0.27	0.21	0.13	0.14
Net realized and unrealized gain (loss)	0.59	2.35	(1.96)	2.42	1.65
Total from investment operations	0.76	2.62	(1.75)	2.55	1.79
Distributions to shareholders from:
Net investment income	(0.17)	(0.34)	(0.25)	(0.13)	(0.14)
Net realized gain	—	(0.60)	(0.83)	(0.47)	(0.20)
Total distributions	(0.17)	(0.94)	(1.08)	(0.60)	(0.34)
Net asset value, end of year	$13.30	$12.71	$11.03	$13.86	$11.91
Total return	6.02%	23.85%	(12.65)%	21.51%	17.09%
Ratios/supplemental data:
Net assets, end of year (millions)	$10,384	$10,296	$8,614	$9,911	$7,101
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	(a)1.57%	2.13%	1.52%	1.02%	1.36%
Portfolio turnover rate	34%	22%	31%	18%	25%
(a)

Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.

See accompanying Notes to Consolidated Financial Statements
PAGE 15 ■ Dodge & Cox Global Stock Fund

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Global Stock Fund ■ PAGE 16

Special 2020 Tax Information (unuadited)
The following information is provided pursuant to provisions of the Internal Revenue Code: In 2020, the Fund elected to pass through to shareholders foreign source income of $118,631,724 and foreign taxes paid of $0.
The Fund designates up to a maximum amount of $190,391,981 of its distributions paid to shareholders in 2020 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 62% of its ordinary dividends paid to shareholders in 2020 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not
PAGE 17 ■ Dodge & Cox Global Stock Fund

identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds
Dodge & Cox Global Stock Fund ■ PAGE 18

provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that
PAGE 19 ■ Dodge & Cox Global Stock Fund

Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Stock Fund ■ PAGE 20

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 21 ■ Dodge & Cox Global Stock Fund

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Annual Report
December 31, 2020
International Stock Fund
ESTABLISHED 2001
TICKER: DODFX

12/20 ISF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox International Stock Fund had a total return of 2.1% for the year ended December 31, 2020, compared to a return of 7.8% for the MSCI EAFE (Europe, Australasia, Far East) Index.
Market Commentary
In 2020, global equity markets were extremely volatile. There was a severe drawdown in the spring as the coronavirus (COVID-19) pandemic evolved, followed by a rebound that accelerated in November with the promising news that vaccines would be available by year end. The vaccine availability signaled the potential for both an end to the pandemic-induced economic downturn and a meaningful recovery in 2021.
The market moves in November illustrate the importance of having a long-term view and staying the course with one’s convictions. History shows us that major market moves are episodic and unpredictable. Thus, missing even a few days in the market can make a big difference in your overall returns. As an example, the Fund outperformed the MSCI EAFE by over three percentage points in a single day on the news that Pfizer-BioNTech’s vaccine was effective.
In the fourth quarter, the Fund significantly outperformed: up 24.7% compared to up 16.0% for the MSCI EAFE. While the MSCI EAFE Value Index outperformed the MSCI EAFE Growth Index by 6.1 percentage points during the quarter, value stocksa still lagged growth stocks for the year. In fact, during 2020, the MSCI EAFE Value was down 2.6%, compared to up 18.3% for the MSCI EAFE Growth, continuing a decade-long period of underperformance by value stocks. The Fund, with its value-oriented portfolio, similarly lagged the overall market for the year.
We believe that we are in the early innings of a reversal between value and growth performance. Starting valuations matter, and the MSCI EAFE Value is reasonably valued at 13.0 times estimated earnings compared to a lofty 27.0 times estimated earnings for the MSCI EAFE Growth.b This 108% premium for growth stocks as of December 31 is similar to the extremely wide gap on September 30 and remarkably 3.5 standard deviations above average.
Investment Strategy
During the chaotic markets of 2020, we focused on what we always do: weighing a company’s valuation against its long-term fundamentals to discern where investors might be overly pessimistic or optimistic in their outlook. We look through an absolute lens: are the opportunities we see attractive enough in relation to the risks of owning this company? We also employ a relative lens: how does this investment compare to other opportunities in the Fund? The vantage point of relative attractiveness allows us to optimize the portfolio on a risk-adjusted basis.
Where are we seeing absolute and relative opportunities today? The market is pricing in some recovery—earnings estimates are rising and absolute valuations are elevated on depressed earnings. After the fourth quarter rally, few markets are inexpensive relative to their recent history on an absolute basis. However, there are many areas that are inexpensive relative to the overall market, especially
Financials, Energy, and Pharmaceuticals. We discuss Financials and Pharmaceuticals in greater detail below.
Financials
The Financials sector was among the hardest hit areas of the market in 2020. Concerns about the earnings impact of potential steep credit losses and low interest rates weighed on company valuations. Moreover, regulators and central banks either required or strongly suggested that financial services companies suspend dividends and share buyback programs that were expected to occur in 2020. During the first seven months of the year, we added to the Fund’s Financials holdings, which traded at exceptionally low valuations on COVID-depressed earnings. These valuations were compelling because of generous capital cushions and government policies and regulatory mechanisms to blunt the impact of potential credit losses. We also saw the potential for capital return to be restored with the resolution of the health crisis. As a result of our actions, the Fund remains overweight in Financials relative to the market.
Strong performance from the Fund’s holdings in Europe and the United Kingdom in the fourth quarter further increased the Fund’s relative overweight in Financials. We responded by modestly trimming to fund more attractive opportunities within Financials and elsewhere in the portfolio, notably in the Pharmaceuticals industry.
There were a variety of reasons we trimmed the Fund’s overall exposure in European Financials. In some cases, we were able to upgrade to stronger franchises at similar valuations. During 2020, valuations converged and correlations spiked, indicating that investors were painting the entire area with the same brush. We trimmed, and eventually sold Societe Generale,c a French multinational bank in which we first invested in 2015. Even though it is inexpensively valued at 11.7 times estimated earnings, we redeployed the proceeds partially into BNP Paribas and Banco Santander, both leading franchises with superior scale and capital generation, where we saw more attractive return prospects at similar valuations.
In other cases, strong performance reduced a holding’s relative attractiveness. UBS Group is a case in point. As the durability of UBS Group’s wealth management franchise, earnings power in its investment banking business, and resilience of its strong balance sheet became more apparent, the shares strongly outperformed the overall sector. As a result, its relative return prospects became less attractive, and we trimmed the holding.
We also diversified exposure by adding to the Fund’s emerging market Financials, comprised of market leaders with high growth potential at reasonable valuations. During the year, we added to Axis Bank and ICICI Bank in India, as well as Itau Unibanco in Brazil. We also started a new position in Credicorp, Peru’s largest bank. We had long admired Credicorp given its dominant positions in a growing market, attractive competitive landscape, and strong alignment with long-term shareholders. The Romero family has been involved with the bank for over a century and owns a substantial 13% stake. The sharp economic downturn and potential credit losses arising from the COVID-19 pandemic in Peru gave us the valuation opportunity to start a position in an institution with a history of successfully navigating
PAGE 1 ■ Dodge & Cox International Stock Fund

turbulence and preserving capital. Thus, the Fund is able to own a high-quality bank at a reasonable valuation.
Overall, we continue to see attractive returns in the Financials sector. While absolute valuation levels have risen to 11.8 times estimated earnings, a median valuation relative to history, we find them exceptionally attractive on a relative basis, in the bottom decile of their valuation versus the MSCI EAFE. Despite low interest rates, we believe earnings can grow as economic growth rebounds, credit provisions (which rose sharply in 2020 due to the COVID-19 crisis) normalize, and cost cutting resumes. We also see rising levels of capital return as the pandemic-induced dividend and buyback moratoria ebb. Finally, though not in our forecasts, higher interest rates would be another source of upside. At year end, the Fund’s 28.9% position in Financials was diversified across banks, diversified financials, and insurance companies in Europe, the United Kingdom, Asia, and Latin America.
Health Care
As markets plunged earlier in the year and subsequently rebounded, we adjusted the Fund’s positioning in the Health Care sector based on its relative attractiveness. The Fund’s holdings in Health Care are comprised entirely of pharmaceutical companies, whose earnings are generally stable and not sensitive to swings in the economy. Those defensive characteristics provided relative strength in the first quarter as pandemic worries hurt other areas of the market—such as Financials, Energy, Industrials, and Materials—much more. Companies in those sectors became exceptionally attractive, so we added to them by meaningfully trimming the Fund’s Health Care holdings. The Fund’s weighting in Health Care declined from 16.2% on March 31 to 12.9% on September 30.
However, Health Care’s relative performance took a dramatic turn and was the worst-performing sector of the market in the fourth quarter, up only 4.0%. Within Health Care, the Pharmaceuticals industry is especially attractive, trading at roughly 15.4 times estimated earnings. While an average valuation relative to history, it is in the bottom decile of its valuation relative to the market. We recognize concerns over drug pricing and uncertainty regarding the new Biden Administration’s policies in the United States. However, we believe the Fund’s Pharmaceuticals holdings have impressive innovation potential (the unprecedented speed of developing effective COVID-19 vaccines is a case in point), global customer bases, and highly attractive valuations. In the fourth quarter, this combination of attractive fundamentals and valuations led us to begin to add back to many of the Fund’s holdings, including Sanofi and GlaxoSmithKline.
Sanofi is a French pharmaceutical company with particular expertise in rare diseases. In recent years the company has rebuilt its management team, replacing its Chief Executive Officer, Chief Financial Officer, and Head of Research and Development with executives that have a demonstrable track record of success. Moreover, while the company’s new drug pipeline shows promise, we believe the stock price only reflects the discounted value of the current portfolio of approved drugs, with little or no value ascribed to the new drug pipeline.
GlaxoSmithKline, a UK-based pharmaceutical company, is a leader in the attractive vaccines and consumer health care markets, but its core pharmaceuticals business has struggled. A new management team joined in 2017-18 and has undertaken a turnaround plan, which includes divesting non-core businesses and rebuilding the company’s new drug pipeline, particularly around immunology and oncology. The implied value of its pharmaceutical business is low, indicating that investors are giving little credit for better prospects in the future.
In Closing
2020 was another challenging year for international value investors. Nevertheless, we have strong conviction in our active, value-oriented investment approach and believe we are in the early innings of a reversal between value and growth performance. We believe our portfolio is well positioned, especially with the valuation gap between value and growth stocks as wide as it is today. Valuation changes can occur swiftly and without warning, like they did in November, so we encourage our shareholders to maintain a long-term perspective.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
[c]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox International Stock Fund ■ PAGE 2

2020 Performance Review
The Fund underperformed the MSCI EAFE by 5.7 percentage points in 2020.
Key Detractors from Relative Results
■ European and UK holdings Societe Generale, UniCredit, Standard Chartered, and Banco Santander, were weak performers. Emerging Market holdings Itau Unibanco and ICICI Bank, also lagged.
■ The Fund’s average overweight in Energy (8% versus 4% for the MSCI EAFE sector) led to underperformance. Suncor Energy, Schlumberger, Petrobras, and Ovintiv fared especially poorly.
■ The Fund’s holdings within the Communication Services sector, namely Grupo Televisa and Millicom International Cellular, detracted from performance.
■ The Fund’s stock selection in Health Care detracted from returns. In particular, GlaxoSmithKline and Bayer hindered performance.
Key Contributors to Relative Results
■ The Fund’s Internet and Direct Marketing segment holdings within the Consumer Discretionary sector, namely JD.com, Naspers, Prosus, and Booking Holdings, led to relative outperformance.
■ The Fund’s holdings in the Industrials sector boosted returns (down 4% versus down 13% for the MSCI EAFE). Schneider Electric and Mitsubishi Electric contributed to relative results.
■ The Fund’s holdings within the Industrials sector led to relative outperformance. Nidec, Schneider Electric, and Johnson Controls International were strong contributors.
■ The Fund’s strong stock selection in the Information Technology sector, especially Samsung Electronics, boosted relative returns.
■ Baidu was a strong individual contributor.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is an eight-member at Dodge & Cox of 23 years. committee with average tenure
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On December 31, 2010
Average Annual Total Return
For Periods Ended December 31, 2020
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	2.10%	0.93%	6.65%	4.63%
MSCI EAFE Index	7.82	4.28	7.45	5.51
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,251.80	$3.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.97	3.20
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox International Stock Fund ■ PAGE 4

Portfolio Information (unaudited)	December 31, 2020
Sector Diversification (%)(a)	% of Net Assets
Financials	28.9
Health Care	12.3
Consumer Discretionary(b)	11.1
Information Technology	9.9
Industrials	8.8
Materials	8.3
Energy	7.4
Communication Services(b)	6.4
Consumer Staples	2.9
Real Estate	1.8
Utilities	0.6
Region Diversification (%)(a)	% of Net Assets
Europe (excluding United Kingdom)	37.0
United Kingdom	16.4
Asia Pacific (excluding Japan)	15.1
Japan	13.1
United States	5.9
Latin America	4.8
Canada	4.3
Africa	1.8
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Total sector exposure, including the notional exposure of equity total return swaps, is Consumer Discretionary at 12.9% and Communication Services at 4.2%.
PAGE 5 ■ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments	December 31, 2020
Common Stocks: 91.2%
	Shares	Value
Communication Services: 6.4%
Media & Entertainment: 2.6%
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,018,121	$652,638,485
Grupo Televisa SAB ADR(a) (Mexico)	47,072,780	387,879,707
Television Broadcasts, Ltd.(b) (Hong Kong)	39,014,800	40,201,079
		1,080,719,271
Telecommunication Services: 3.8%
America Movil SAB de CV, Series L (Mexico)	238,002,609	173,303,742
Liberty Global PLC, Class A(a)(b) (United Kingdom)	8,148,451	197,355,483
Liberty Global PLC, Class C(a) (United Kingdom)	17,477,501	413,342,899
Millicom International Cellular SA SDR(a)(b) (Luxembourg)	4,851,184	190,772,608
Vodafone Group PLC (United Kingdom)	337,235,500	554,966,221
		1,529,740,953
		2,610,460,224
Consumer Discretionary: 11.1%
Automobiles & Components: 4.4%
Bayerische Motoren Werke AG (Germany)	6,773,501	597,870,383
Honda Motor Co., Ltd. (Japan)	36,306,355	1,013,972,373
Yamaha Motor Co., Ltd. (Japan)	9,792,900	200,245,167
		1,812,087,923
Retailing: 6.7%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,119,900	493,364,327
Booking Holdings, Inc.(a) (United States)	259,000	576,862,930
JD.com, Inc. ADR(a) (Cayman Islands/China)	4,336,548	381,182,569
Naspers, Ltd., Class N (South Africa)	3,667,858	750,706,579
Prosus NV(a) (Netherlands)	4,889,458	525,975,357
		2,728,091,762
		4,540,179,685
Consumer Staples: 2.9%
Food & Staples Retailing: 0.5%
Magnit PJSC(b) (Russia)	2,688,185	206,042,275
Food, Beverage & Tobacco: 2.4%
Anheuser-Busch InBev SA NV (Belgium)	6,033,141	421,611,038
Imperial Brands PLC (United Kingdom)	26,841,466	563,975,994
		985,587,032
		1,191,629,307
Energy: 7.4%
Equinor ASA (Norway)	20,763,934	344,528,120
Ovintiv, Inc.(b) (United States)	23,619,524	339,176,365
Schlumberger, Ltd. (Curacao/United States)	19,371,324	422,876,003
Suncor Energy, Inc. (Canada)	44,571,154	747,903,964
TC Energy Corp. (Canada)	8,738,000	355,811,360
Total SE (France)	18,404,470	793,933,691
		3,004,229,503
Financials: 26.5%
Banks: 17.4%
Axis Bank, Ltd.(a) (India)	82,967,250	704,631,103

	Shares	Value
Banco Santander SA(a) (Spain)	361,883,160	$1,123,603,301
Barclays PLC(a) (United Kingdom)	398,607,568	800,008,209
BNP Paribas SA(a) (France)	25,744,692	1,357,883,653
Credicorp, Ltd. (Peru)	1,525,696	250,244,658
ICICI Bank, Ltd.(a) (India)	199,749,776	1,463,399,820
Mitsubishi UFJ Financial Group, Inc. (Japan)	117,488,300	520,312,114
Standard Chartered PLC(a) (United Kingdom)	58,287,412	373,758,132
UniCredit SPA(a) (Italy)	53,436,201	494,490,019
		7,088,331,009
Diversified Financials: 5.6%
Credit Suisse Group AG (Switzerland)	93,017,435	1,196,633,525
UBS Group AG (Switzerland)	77,467,842	1,083,498,508
		2,280,132,033
Insurance: 3.5%
Aegon NV (Netherlands)	86,449,394	345,239,951
Aviva PLC (United Kingdom)	140,608,227	630,653,167
Prudential PLC (United Kingdom)	24,300,053	448,536,109
		1,424,429,227
		10,792,892,269
Health Care: 12.3%
Pharmaceuticals, Biotechnology & Life Sciences: 12.3%
AstraZeneca PLC (United Kingdom)	2,638,900	263,649,791
Bayer AG (Germany)	8,824,436	518,680,332
GlaxoSmithKline PLC (United Kingdom)	59,611,216	1,092,260,280
Novartis AG (Switzerland)	12,016,970	1,135,012,413
Roche Holding AG (Switzerland)	2,415,100	842,647,410
Sanofi (France)	12,030,022	1,162,347,246
		5,014,597,472
Industrials: 8.8%
Capital Goods: 8.8%
Johnson Controls International PLC (Ireland/United States)	15,617,701	727,628,690
Komatsu, Ltd. (Japan)	11,044,000	302,634,830
Mitsubishi Electric Corp. (Japan)	68,217,600	1,032,699,411
Nidec Corp. (Japan)	4,742,700	597,556,195
Schneider Electric SA (France)	3,345,446	483,903,686
Smiths Group PLC(b) (United Kingdom)	20,662,281	427,644,661
		3,572,067,473
Information Technology: 5.1%
Software & Services: 0.3%
Micro Focus International PLC(a)(b) (United Kingdom)	18,874,983	109,094,160
Technology, Hardware & Equipment: 4.8%
Brother Industries, Ltd. (Japan)	9,270,900	191,386,116
Kyocera Corp. (Japan)	8,735,000	536,125,917
Murata Manufacturing Co., Ltd. (Japan)	5,319,300	479,062,221
TDK Corp. (Japan)	1,226,800	185,036,806
TE Connectivity, Ltd. (Switzerland)	4,837,485	585,674,309
		1,977,285,369
		2,086,379,529
Materials: 8.3%
Akzo Nobel NV (Netherlands)	6,165,954	662,342,408
Cemex SAB de CV ADR(a) (Mexico)	24,011,032	124,137,035
Glencore PLC(a) (Jersey/United Kingdom)	257,675,000	821,957,319
LafargeHolcim, Ltd. (Switzerland)	14,416,441	791,134,239
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments	December 31, 2020
Common Stocks (continued)
	Shares	Value
Linde PLC (Ireland/United States)	1,357,735	$352,608,932
Nutrien, Ltd. (Canada)	10,086,759	485,778,314
Teck Resources, Ltd., Class B (Canada)	8,427,940	152,967,111
		3,390,925,358
Real Estate: 1.8%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	41,027,000	211,026,050
Daito Trust Construction Co., Ltd. (Japan)	3,058,200	286,028,551
Hang Lung Group, Ltd.(b) (Hong Kong)	102,575,200	255,190,021
		752,244,622
Utilities: 0.6%
Engie SA(a) (France)	15,842,438	242,567,386
Total Common Stocks (Cost $32,664,067,791)		$37,198,172,828
Preferred Stocks: 7.2%
	Par Value/ Shares	Value
Financials: 2.4%
Banks: 2.4%
Itau Unibanco Holding SA, Pfd (Brazil)	165,439,851	$1,002,881,681
Information Technology: 4.8%
Technology, Hardware & Equipment: 4.8%
Samsung Electronics Co., Ltd., Pfd (South Korea)	28,679,700	1,946,835,168
Total Preferred Stocks (Cost $1,459,471,298)		$2,949,716,849
Short-Term Investments: 1.9%
	Par Value/ Shares	Value
Repurchase Agreements: 1.5%
Fixed Income Clearing Corporation(c) 0.000%, dated 12/31/20, due 1/4/21, maturity value $609,099,000	$609,099,000	$609,099,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	164,717,091	$164,717,091
Total Short-Term Investments (Cost $773,816,091)		$773,816,091
Total Investments In Securities (Cost $34,897,355,180)	100.3%	$40,921,705,768
Other Assets Less Liabilities	(0.3)%	(133,058,424)
Net Assets	100.0%	$40,788,647,344
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)
Repurchase agreement is collateralized by U.S. Treasury Bills 5/13/21, U.S. Treasury
Notes 1.50%-2.125%, 9/30/21-10/31/21 and U.S. Cash Management Bills 5/11/21-
5/18/21. Total collateral value is $621,281,077.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Prosus NV	1.164%	JPMorgan	5/4/21	$41,155,714	$14,730,419
Total Return on Prosus NV	1.131%	JPMorgan	5/4/21	41,155,713	14,798,411
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	41,155,713	13,681,636
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	41,155,713	13,539,589
Total Return on Prosus NV	0.566%	JPMorgan	10/13/21	195,788,928	32,672,982
Total Return on Naspers, Ltd.	0.866%	JPMorgan	10/13/21	372,717,561	58,419,261
0.564%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	38,337,404	(11,233,652)
0.531%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	38,337,404	(10,777,383)
0.532%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	38,337,404	(10,514,378)
0.532%	Total Return on Tencent Holdings, Ltd.	JPMorgan	5/4/21	38,337,404	(10,610,384)
(0.015)%	Total Return on Tencent Holdings, Ltd.	JPMorgan	10/13/21	731,654,295	(78,273,947)
					$26,432,554
The combination of the equity total return swaps is designed to hedge Naspers, Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
PAGE 7 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2020
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	12,379	3/19/21	$536,859,626	$5,601,358
Yen Denominated Nikkei 225 Index— Long Position	2,756	3/11/21	367,137,475	11,448,124
				$17,049,482
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Barclays	1/27/21	USD	56,310,754	CHF	50,000,025	$(205,847)
Citibank	1/27/21	USD	46,828,936	CHF	42,381,311	(1,075,993)
Citibank	1/27/21	USD	42,430,817	CHF	38,386,481	(958,630)
Citibank	1/27/21	USD	44,396,121	CHF	40,187,546	(1,029,127)
HSBC	1/27/21	USD	56,362,157	CHF	50,000,025	(154,444)
JPMorgan	1/27/21	USD	41,790,683	CHF	37,813,547	(951,159)
JPMorgan	1/27/21	USD	42,429,926	CHF	38,386,481	(959,521)
JPMorgan	1/27/21	USD	43,358,785	CHF	39,241,955	(997,631)
UBS	1/27/21	USD	56,334,608	CHF	49,999,950	(181,909)
Bank of America	2/24/21	USD	60,070,253	CHF	54,678,167	(1,784,876)
Bank of America	2/24/21	USD	60,121,375	CHF	54,678,166	(1,733,753)
Bank of America	2/24/21	USD	60,131,429	CHF	54,678,170	(1,723,704)
State Street	2/24/21	USD	60,095,135	CHF	54,678,166	(1,759,993)
State Street	2/24/21	USD	60,105,105	CHF	54,678,161	(1,750,017)
State Street	2/24/21	USD	60,128,182	CHF	54,678,170	(1,726,950)
Bank of America	3/17/21	USD	47,921,950	CHF	42,400,000	(72,661)
Bank of America	3/17/21	USD	47,887,582	CHF	42,400,000	(107,030)
Bank of America	3/17/21	USD	47,997,247	CHF	42,400,000	2,635
UBS	3/17/21	USD	47,861,906	CHF	42,400,001	(132,707)
UBS	3/17/21	USD	47,895,370	CHF	42,399,999	(99,241)
UBS	3/17/21	USD	48,011,976	CHF	42,400,000	17,364
CNH: Chinese Yuan Renminbi
HSBC	1/13/21	USD	61,013,154	CNH	436,000,000	(5,997,660)
HSBC	1/13/21	USD	60,983,285	CNH	436,000,000	(6,027,529)
HSBC	1/13/21	CNH	641,000,000	USD	90,383,531	8,134,662
HSBC	1/13/21	CNH	550,000,000	USD	77,073,991	7,458,000
JPMorgan	1/13/21	CNH	641,000,000	USD	90,485,601	8,032,591
Morgan Stanley	1/13/21	USD	115,783,410	CNH	804,000,000	(7,786,991)
Morgan Stanley	1/13/21	USD	115,750,072	CNH	804,000,000	(7,820,329)
UBS	1/13/21	CNH	550,000,000	USD	76,933,837	7,598,154
UBS	1/13/21	USD	94,565,540	CNH	668,483,800	(8,176,763)
UBS	1/13/21	USD	94,498,699	CNH	668,483,800	(8,243,603)
Morgan Stanley	2/3/21	USD	202,357,285	CNH	1,425,000,000	(16,366,214)
Barclays	3/10/21	USD	37,955,131	CNH	272,385,000	(3,753,223)
Barclays	3/10/21	CNH	408,000,000	USD	59,070,508	3,403,594
Credit Suisse	3/10/21	USD	37,980,535	CNH	272,385,000	(3,727,819)
Goldman Sachs	3/10/21	USD	91,728,650	CNH	647,283,220	(7,385,169)
Goldman Sachs	3/10/21	USD	57,043,979	CNH	408,577,500	(5,518,552)
JPMorgan	3/10/21	USD	91,815,827	CNH	647,283,220	(7,297,992)
UBS	3/10/21	USD	57,000,209	CNH	408,577,500	(5,562,322)
Goldman Sachs	5/12/21	CNH	435,000,000	USD	64,949,608	1,398,537
HSBC	5/12/21	USD	186,683,702	CNH	1,315,000,000	(13,885,976)
HSBC	5/12/21	CNH	725,000,000	USD	102,224,980	8,355,262
HSBC	5/12/21	CNH	725,000,000	USD	102,256,699	8,323,542
JPMorgan	5/12/21	CNH	435,000,000	USD	64,939,912	1,408,233
Morgan Stanley	5/12/21	USD	85,523,571	CNH	615,000,000	(8,278,978)
UBS	5/12/21	USD	186,803,040	CNH	1,315,000,000	(13,766,639)
UBS	5/12/21	USD	53,197,302	CNH	382,595,000	(5,157,797)
Bank of America	6/23/21	USD	43,025,045	CNH	307,500,000	(3,757,851)
Barclays	6/23/21	USD	43,037,089	CNH	307,500,002	(3,745,807)
HSBC	6/23/21	USD	43,076,276	CNH	307,499,996	(3,706,620)
Morgan Stanley	6/23/21	USD	43,037,089	CNH	307,500,002	(3,745,807)
UBS	8/18/21	USD	95,065,640	CNH	630,000,000	(459,345)
UBS	8/18/21	USD	95,061,337	CNH	630,000,000	(463,649)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments	December 31, 2020
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	10/27/21	USD	120,136,249	CNH	850,000,000	$(8,213,237)
Goldman Sachs	10/27/21	USD	40,654,396	CNH	290,000,000	(3,135,429)
Goldman Sachs	10/27/21	CNH	257,500,000	USD	36,084,641	2,797,703
HSBC	10/27/21	USD	120,166,820	CNH	850,000,000	(8,182,666)
HSBC	10/27/21	USD	40,678,917	CNH	290,000,000	(3,110,908)
HSBC	10/27/21	CNH	515,000,000	USD	72,027,972	5,736,717
HSBC	10/27/21	CNH	257,500,000	USD	36,040,197	2,842,147
HSBC	10/27/21	CNH	440,000,000	USD	60,865,956	5,573,777
JPMorgan	10/27/21	USD	112,914,167	CNH	782,856,500	(5,296,692)
UBS	10/27/21	CNH	440,000,000	USD	60,882,801	5,556,933
UBS	10/27/21	USD	112,950,007	CNH	782,856,500	(5,260,851)
Citibank	11/17/21	USD	63,150,457	CNH	429,000,000	(1,550,681)
Citibank	11/17/21	USD	96,736,127	CNH	647,600,000	(933,936)
State Street	11/17/21	USD	64,067,672	CNH	435,500,000	(1,613,786)
State Street	11/17/21	USD	64,140,328	CNH	435,500,000	(1,541,130)
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	(5,112,580)
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	(4,913,027)
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	(5,290,073)
Goldman Sachs	4/27/22	USD	82,386,238	CNH	573,325,830	(3,258,562)
Goldman Sachs	4/27/22	CNH	400,000,000	USD	55,570,992	4,181,976
HSBC	4/27/22	USD	83,592,472	CNH	582,012,585	(3,349,977)
HSBC	4/27/22	USD	82,344,735	CNH	582,012,585	(4,597,714)
HSBC	4/27/22	USD	59,399,651	CNH	425,450,000	(4,155,100)
HSBC	4/27/22	USD	58,496,755	CNH	419,100,000	(4,109,418)
HSBC	4/27/22	USD	59,354,074	CNH	425,450,000	(4,200,677)
HSBC	4/27/22	CNH	700,000,000	USD	96,087,852	8,479,843
JPMorgan	4/27/22	CNH	400,000,000	USD	55,719,619	4,033,349
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(3,487,934)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(3,487,934)
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	(2,676,952)
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	(2,660,184)
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	(5,924,911)
Unrealized gain on currency forward contracts						93,335,019
Unrealized loss on currency forward contracts						(264,102,187)
Net unrealized loss on currency forward contracts						$(170,767,168)
The listed counterparty may be the parent company or one of its subsidiaries.
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2020. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 2.9%
Communication Services 0.1%
Liberty Global PLC, Class A(a)	$ 392,144,546	$—	$(185,459,450)	$(129,059,928)	$119,730,315	$—(b)	$—
Millicom International Cellular SA SDR(a)	388,589,513	—	(103,625,289)	(188,399,410)	94,207,794	—(b)	—
Television Broadcasts, Ltd.	62,584,173	—	(811,102)	(4,592,584)	(16,979,408)	40,201,079	1,028,013
						40,201,079
Consumer Staples 0.0%
Magnit PJSC	314,511,897	—	(175,424,482)	(287,192,937)	354,147,797	—(b)	20,846,948
Energy 0.8%
Ovintiv, Inc.	508,797,562	93,649,814	(56,314,533)	(54,249,063)	(152,707,415)	339,176,365	10,270,022
PAGE 9 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2020
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Industrials 1.1%
Smiths Group PLC	$378,261,893	$112,218,292	$(89,829,849)	$1,482,183	$25,512,142	$427,644,661	$10,561,416
Information Technology 0.3%
Micro Focus International PLC(a)	278,013,131	—	(3,978,242)	(27,172,155)	(137,768,574)	109,094,160	—
Real Estate 0.6%
Hang Lung Group, Ltd.	263,948,484	—	(10,196,866)	(12,771,097)	14,209,500	255,190,021	14,876,171
				$(701,954,991)	$300,352,151	$1,171,306,286	$57,582,570
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 10

Consolidated
Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $32,897,076,818)	$39,750,399,482
Affiliated issuers (cost $2,000,278,362)	1,171,306,286
40,921,705,768
Unrealized appreciation on swaps	147,842,298
Unrealized appreciation on currency forward contracts	93,335,019
Cash pledged as collateral for over-the-counter derivatives	157,859,999
Cash	100
Cash denominated in foreign currency (cost $37,955,176)	38,064,031
Deposits with broker for futures contracts	84,217,537
Receivable for variation margin for futures contracts	1,782,776
Receivable for investments sold	8,548,833
Receivable for Fund shares sold	20,415,891
Dividends and interest receivable	74,569,359
Prepaid expenses and other assets	104,259
41,548,445,870
Liabilities:
Unrealized depreciation on swaps	121,409,744
Unrealized depreciation on currency forward contracts	264,102,187
Cash received as collateral for over-the-counter derivatives	59,890,000
Payable for investments purchased	43,479,579
Payable for Fund shares redeemed	161,556,292
Deferred foreign capital gains tax	86,743,070
Management fees payable	20,809,133
Accrued expenses	1,808,521
759,798,526
Net Assets	$40,788,647,344
Net Assets Consist of:
Paid in capital	$40,235,589,215
Distributable earnings	553,058,129
$40,788,647,344
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	933,477,693
Net asset value per share	$43.70
Consolidated
Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign taxes of $89,702,448)
Unaffiliated issuers	$1,067,004,161
Affiliated issuers	57,582,570
Interest	57,132,534
1,181,719,265
Expenses:
Management fees	234,914,279
Custody and fund accounting fees	3,573,689
Transfer agent fees	4,339,996
Professional services	1,230,486
Shareholder reports	1,092,668
Registration fees	237,938
Trustees fees	401,667
Miscellaneous	931,387
246,722,110
Net Investment Income	934,997,155
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $5,341,916)	(2,234,266,670)
Investments in securities of affiliated issuers	(701,954,991)
Futures contracts	207,995,672
Swaps	(200,168,768)
Currency forward contracts	(44,896,215)
Foreign currency transactions	(17,571,351)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $(2,128,563))	1,204,647,036
Investments in securities of affiliated issuers	300,352,151
Futures contracts	19,181,598
Swaps	90,430,417
Currency forward contracts	(183,802,464)
Foreign currency translation	3,776,356
Net realized and unrealized loss	(1,556,277,229)
Net Change in Net Assets From Operations	$(621,280,074)
PAGE 11 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$934,997,155	$1,408,723,081
Net realized gain (loss)	(2,990,862,323)	268,816,590
Net change in unrealized appreciation/depreciation	1,434,585,094	8,520,119,070
	(621,280,074)	10,197,658,741
Distributions to Shareholders:
Total distributions	(754,226,207)	(1,925,172,133)
Fund Share Transactions:
Proceeds from sale of shares	6,456,451,182	5,821,012,950
Reinvestment of distributions	672,621,578	1,693,980,175
Cost of shares redeemed	(15,192,871,371)	(13,667,034,158)
Net change from Fund share transactions	(8,063,798,611)	(6,152,041,033)
Total change in net assets	(9,439,304,892)	2,120,445,575
Net Assets:
Beginning of year	50,227,952,236	48,107,506,661
End of year	$40,788,647,344	$50,227,952,236
Share Information:
Shares sold	185,569,340	142,603,500
Distributions reinvested	15,473,236	38,968,180
Shares redeemed	(419,586,562)	(332,827,575)
Net change in shares outstanding	(218,543,986)	(151,255,895)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 12

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European
PAGE 13 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2020, the Fund received $185,158,995 in reclaims and $56,588,904 in interest (net of estimated tax liability and the effect of realized loss from foreign currency translation) related to EU reclaims, which is reported in dividend income and interest income, respectively, in the Consolidated Statement of Operations.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,824,520,316	$785,939,908
Consumer Discretionary	1,451,409,826	3,088,769,859
Consumer Staples	—	1,191,629,307
Energy	1,865,767,692	1,138,461,811
Financials	250,244,658	10,542,647,611
Health Care	—	5,014,597,472
Industrials	727,628,690	2,844,438,783
Information Technology	585,674,309	1,500,705,220
Materials	762,882,460	2,628,042,898
Real Estate	—	752,244,622
Utilities	—	242,567,386
Preferred Stocks
Financials	—	1,002,881,681
Information Technology	—	1,946,835,168
Short-Term Investments
Repurchase Agreements	—	609,099,000
Money Market Fund	164,717,091	—
Total Securities	$7,632,845,042	$33,288,860,726
Other Investments
Dodge & Cox International Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Futures Contracts
Appreciation	$17,049,482	$—
Equity Total Return Swaps
Appreciation	—	147,842,298
Depreciation	—	(121,409,744)
Currency Forward Contracts
Appreciation	—	93,335,019
Depreciation	—	(264,102,187)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated
Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$93,335,019	$93,335,019
Unrealized appreciation on swaps	147,842,298	—	147,842,298
Futures contracts(a)	17,049,482	—	17,049,482
	$164,891,780	$93,335,019	$258,226,799
Liabilities
Unrealized depreciation on currency forward contracts	$—	$264,102,187	$264,102,187
Unrealized depreciation on swaps	121,409,744	—	121,409,744
	$121,409,744	$264,102,187	$385,511,931
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
PAGE 15 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(200,168,768)	$—	$(200,168,768)
Futures contracts	207,995,672	—	207,995,672
Currency forward contracts	—	(44,896,215)	(44,896,215)
	$7,826,904	$(44,896,215)	$(37,069,311)
Net change in unrealized appreciation/depreciation
Swaps	$90,430,417	$—	$90,430,417
Futures contracts	19,181,598	—	19,181,598
Currency forward contracts	—	(183,802,464)	(183,802,464)
	$109,612,015	$(183,802,464)	$(74,190,449)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-3%
Swaps - long	USD notional value	1-2%
Swaps - short	USD notional value	1-3%
Currency forward contracts	USD total value	7-10%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)[1]	Net Amount[2]
Bank of America	$2,635	$(9,179,875)	$9,177,240	$—
Barclays	3,403,594	(7,704,877)	4,300,000	(1,283)
Citibank	—	(5,548,367)	5,548,367	—
Credit Suisse	—	(3,727,819)	3,500,000	(227,819)
Goldman Sachs	8,378,216	(30,998,883)	22,240,000	(380,667)
HSBC	54,903,950	(77,853,316)	22,330,000	(619,366)
JPMorgan	161,316,471	(147,115,839)	(14,200,632)	—
Morgan Stanley	—	(43,998,319)	42,850,000	(1,148,319)
UBS	13,172,451	(50,992,760)	37,820,309	—
State Street	—	(8,391,876)	8,391,876	—
	$241,177,317	$(385,511,931)	$141,957,160	$(2,377,454)
[1]
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes.
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$754,226,207	$1,925,172,133
	($0.810 per share)	($1.712 per share)
Dodge & Cox International Stock Fund ■ PAGE 16

Notes to Consolidated Financial Statements
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$58,196,586
Capital loss carryforward[1]	$(4,960,086,687)
[1]	Represents accumulated short term and long-term capital loss as of December 31, 2020, which may be carried forward to offset future capital gains.
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$35,258,326,580
Unrealized appreciation	9,799,596,491
Unrealized depreciation	(4,263,502,435)
Net unrealized appreciation	5,536,094,056
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders. During the year ended December 31, 2020, the Fund received EU reclaims in excess of the foreign taxes paid. The Fund determined to enter into a closing agreement with the IRS and recorded the estimated tax as a reduction to dividend and interest income in the Consolidated Statement of Operations.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $218,128 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, aggregated $7,655,078,720 and $15,848,947,636, respectively.
Note 8: Subsequent Events
Subsequent to December 31, 2020, the Fund recognized $20,109,392 in reclaims and $408,287 in interest income on January 29, 2021 related to EU reclaims of taxes previously withheld on certain foreign dividends. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
PAGE 17 ■ Dodge & Cox International Stock Fund

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$43.60	$36.91	$46.32	$38.10	$36.48
Income from investment operations:
Net investment income	(a)0.95	1.25	1.01	0.70	0.82
Net realized and unrealized gain (loss)	(0.04)	7.15	(9.34)	8.41	2.19
Total from investment operations	0.91	8.40	(8.33)	9.11	3.01
Distributions to shareholders from:
Net investment income	(0.81)	(1.71)	(1.08)	(0.89)	(0.85)
Net realized gain	—	—	—	—	(0.54)
Total distributions	(0.81)	(1.71)	(1.08)	(0.89)	(1.39)
Net asset value, end of year	$43.70	$43.60	$36.91	$46.32	$38.10
Total return	(a)2.10%	22.78%	(17.98)%	23.94%	8.26%
Ratios/supplemental data:
Net assets, end of year (millions)	$40,789	$50,228	$48,108	$65,670	$54,187
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.63%	0.64%
Ratio of net investment income to average net assets	(a)2.39%	2.85%	2.17%	1.57%	2.12%
Portfolio turnover rate	20%	15%	17%	17%	17%
(a)

Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.

See accompanying Notes to Consolidated Financial Statements
Dodge & Cox International Stock Fund ■ PAGE 18

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California

February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 19 ■ Dodge & Cox International Stock Fund

Special 2020 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2020, the Fund elected to pass through to shareholders foreign source income of $1,318,952,251 and foreign taxes paid of $0.
The Fund designates up to a maximum of $940,369,511 of its distributions paid to shareholders in 2020 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 1% of its ordinary dividends paid to shareholders in 2020 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on
December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the
Dodge & Cox International Stock Fund ■ PAGE 20

Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds
PAGE 21 ■ Dodge & Cox International Stock Fund

provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that
Dodge & Cox International Stock Fund ■ PAGE 22

Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 23 ■ Dodge & Cox International Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox International Stock Fund ■ PAGE 24

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Annual Report
December 31, 2020
Balanced Fund
ESTABLISHED 1931
TICKER: DODBX

12/20 BF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Balanced Fund had a total return of 7.9% for the year ended December 31, 2020, compared to a return of 14.7% for the Combined Index (a 60/40 blend of stocks and fixed income securities).
Market Commentary
The U.S. equity market was extremely volatile in 2020. In the first quarter, the coronavirus (COVID-19) evolved into a global pandemic, disrupting major economies around the world and abruptly ending the longest stock market bull run in U.S. history. U.S. equities fell sharply, then quickly rebounded off their March lows and performed strongly for the remainder of the year. A combination of depressed valuations, substantial fiscal and monetary stimulus, and a robust recovery in corporate earnings buoyed the U.S. equity market. After the successful development of effective COVID-19 vaccines in the fourth quarter, segments of the market that had previously lagged—such as Energy, Financials, and Industrials—outperformed as the U.S. stock market surged to an all-time high in December. This rapid and dramatic reversal illustrates the importance of having a long-term view and staying the course with one’s convictions.
Looking back on 2020, we think it is helpful to categorize companies into two groups: businesses largely immune to the economic impact of the pandemic (we describe them as “COVID defensive”) and those hit hard by the economic consequences of the pandemic (“COVID cyclical”). Approximately 70%a of the S&P 500 is in COVID-defensive businesses, mainly those in the Information Technology, Health Care, Consumer Staples, and Utilities sectors. Large technology-related companies have surged, especially the FAANGM stocks—Facebook, Amazon, Apple, Netflix, Google (Alphabet), and Microsoft. In contrast, the other 30% of the S&P 500 is comprised of COVID-cyclical companies—largely in the Financials, Energy, Industrials, and Real Estate sectors—that have not fared well. For example, Energy (down 34%) was the worst-performing sector of the S&P 500 in 2020, reflecting an unprecedented decline in demand due to worldwide stay-at-home orders and the ensuing global economic slowdown.
The U.S. investment-grade fixed income market posted a strong return, fueled by falling U.S. Treasury yields. In late March, yield premiumsb on investment-grade corporate bonds reached levels not seen since the 2008-09 global financial crisis. However, the Federal Reserve’s support of the market through various lending facilities largely calmed fears surrounding liquidity and potential defaults, and Corporate spreads tightened dramatically. Later in 2020, the corporate bond market benefited from better-than-expected corporate earnings, robust investor demand for yield, and expectations that the vaccine rollout and additional stimulus will help normalize economic activity.
Investment Strategy
In response to the rapidly evolving landscape—particularly in March and April—our integrated investment team worked together to stress test the Fund’s holdings and evaluate new investment opportunities. We also reassessed the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity, fixed income, and hybrid securities (e.g., preferred stock). In the midst of the market selloff, we added modestly to the Fund’s equity holdings and reduced the Fund’s fixed income weighting in light of incredibly attractive equity valuations.
While we build the portfolio on a bottom-up basis, part of our process in determining the optimal allocation includes modeling expected return and risk (or variability of return) for each broad asset class and for the Fund’s holdings by asset class. Reflecting our more positive outlook for equities than fixed income, the Fund holds 63.3% in unhedged equities, 6.6% in hedged equities, 26.8% in fixed income securities, and 2.3% in hybrid securities (e.g., preferred stock).
We also regularly estimate the Fund’s “effective equity exposure” and attempt to hedge the unwanted equity risk. Common stock allocation is not always the best guide for measuring how the Fund’s portfolio risk compares to its 60/40 benchmark. The Fund’s equity positions, for example, are more pro-cyclical than the S&P 500 benchmark. The Fund also has equity risk from its preferred stock holdings and credit tilt within the bond portfolio. Given our analysis, we initiated a short S&P 500 futures position in the first half of 2020 which had a notional value of approximately -6.6% of the Fund’s total net assets by year end. We are excited about the prospects for the Fund's equity portfolio, but less excited about the overall equity market (e.g., the S&P 500). In shorting equity index futures, we are able to manage the overall equity exposure of the Fund while still maintaining idiosyncratic exposure to the companies we favor.
Equity Strategy
While the value-oriented equity portfolio underperformed the broad-based S&P 500 over the past decade, it outperformed the Russell 1000 Value. Over the same period, U.S. value stocksc underperformed growth stocks by 218 percentage points.d In September 2020, however, the market started to shift in value’s favor, but it is too soon to know whether this could be the beginning of a major reversal in market leadership.
We believe a strong case can be made for investing in value stocks going forward for a number of reasons. First, the valuation differential between value and growth stocks remains wide by historical standards, which creates ample opportunities for value-oriented investors like Dodge & Cox. Second, we are encouraged by the approval of effective COVID-19 vaccines. The COVID-cyclical areas of the market should continue to recover as more of the population becomes vaccinated. Third, history has indicated it is hard to stay a market leader. Several very large, high-valuation technology companies have had a large influence on market returns. We believe many of them are overvalued and face significant challenges, not only in justifying their valuations but also because of mounting competitive and regulatory threats.
The portfolio leans heavily toward COVID-cyclical and value sectors, with notable overweight positions in Financials and Energy. We continue to look for opportunities to optimize the portfolio based on our long-term outlook for each company and assessment of the valuation and market’s expectations. During 2020, we added
PAGE 1 ■ Dodge & Cox Balanced Fund

significantly to various financial services, energy, and low-valuation technology companies.
In Energy, oil prices have started to recover from a low of $20/barrel in the spring to $50/barrel on December 31. We believe there is an opportunity for further price increases as demand continues to recover and supply is impacted by the low investment in oil exploration and production. While Energy led market returns in the fourth quarter, the valuations are still quite depressed in our opinion.
Many of the U.S. growth stocks are expensive technology-related companies. Especially after their strong 2020 performance, Information Technology sector valuations are approaching year 2000-type levels by some measures, and unprofitable technology stocks now account for 32% of total technology stocks, which is close to the March 2000 level of 36%. Given such stretched valuations, the portfolio remains underweight the overall Information Technology sector and is primarily invested in lower-valuation technology stocks. Our view on Financials is highlighted in more detail below.
Financials
In 2020, Financials was one of the worst-performing sectors of the market amid concerns that a weaker economy would lead to increases in credit losses for U.S. banks and lower interest rates would reduce profit margins. However, we believe the large U.S. banks are in a much stronger position compared to past downturns. During the 2008-09 global financial crisis, U.S. banks were at the epicenter of the downturn because of their heavy exposure to the troubled housing market. In contrast, the COVID-19 pandemic is a health crisis that has led to a sudden decline in economic activity. Most U.S. banks entered the current crisis with low leverage, restrained risk taking, and well-diversified sources of revenue. Moreover, in anticipation of a sharper downturn, many banks have set aside significant provisions for expected loan losses and remain broadly reserved for higher levels of joblessness than the United States is current experiencing.
U.S. Financials’ valuations are near historic lows compared to the stock market as a whole. Specifically, the S&P 500 Banks industry trades at 13.4 times forward estimated earnings compared to 23.7 times for the broader S&P 500. This sizeable discount does not fully reflect the banks’ underlying strength, in our opinion. Looking ahead, we believe large banks are well positioned to benefit from the vaccine rollout and anticipated economic rebound, which should lead to better growth and lower credit costs in 2021. We expect capital returns to increase, as the Federal Reserve has allowed all the large banks to resume paying dividends and buying back their shares.
On December 31, the portfolio had significant exposure to Financials: 21.6% compared to 10.4% for the S&P 500 and 19.6% for the Russell 1000 Value. Capital One Financiale was the equity portfolio’s largest holding at year end.
Capital One Financial
Capital One is a leading financial services company trading at an attractive valuation and, in our opinion, it represents exceptional long-term value. The bank’s most profitable business—credit cards—felt the impact of weaker consumer spending as the pandemic took its toll on the economy. Yet, like many other Financials, it is well positioned to benefit from a healthier economy that we believe should emerge once vaccinations become widespread. The company has a number of strengths: scale in credit cards and auto lending, robust deposits, advanced digital banking platform, and a legacy of heavy investment in technology. Management is focused on the long term, committed to improving the bank’s expense efficiency, and has a track record of earning higher risk-adjusted margins than its peers. At 11 times forward earnings, Capital One is trading at a substantial discount to the overall market, and we opportunistically added to the portfolio’s position in this stock during 2020.
Fixed Income Strategy
Over the course of the year, we made significant changes to portfolio positioning in response to rapid fluctuations in valuations. Our experienced investment team, with its knowledge of companies and industries and how they perform through economic and capital market cycles, was critical in fostering the confidence necessary to lean heavily into an extremely challenging environment.
The Credit Sector: Market Volatility Creates Opportunity
Credit investors faced three distinct environments in 2020, essentially requiring us to navigate an entire credit cycle over the course of one calendar year. As we alternated between trim and accumulation mode, based on valuations, the portfolio’s creditf weighting shifted significantly throughout the year.
First, in January and early February, with credit yield premiums near their narrowest levels in years, we reduced the portfolio’s credit exposure, continuing a process that began in mid-2019. Over this period, we gradually trimmed exposure to issuers with less compelling risk/reward prospects.
This strict price discipline provided significant dry powder that we were able to deploy during the opportunity-rich second phase of the 2020 credit environment. As the crisis unfolded in March, many high-quality, fundamentally creditworthy companies issued long-term debt to extend maturity profiles and weather the uncertain environment, and they did so at yield premiums more commonly associated with lower-rated credits. This provided a very attractive entry point for us to selectively invest in leading companies with solid business franchises and balance sheets. Drawing on the depth and breadth of our global industry analyst team, we added 17 carefully selected new corporate issuers to the portfolio across a range of industries. Examples include Anheuser-Busch InBev, Coca-Cola, Exxon Mobile, FedEx, Oracle, and T-Mobile.
The year’s third credit environment was defined by a stretch of narrowing credit yield premiums that unfolded through the second half of the year. With spreads declining to pre-pandemic levels, we thought it was prudent to dial back some of the portfolio’s overweight to credit. We reduced the portfolio’s exposure to certain issuers that had performed exceptionally well, leaving their valuations less attractive on a go-forward basis.
We continue to view the credit sector positively for several reasons. Corporate America, broadly speaking, weathered the 2020 storm and is in good financial shape. We expect economic growth to rebound in 2021 as more people are vaccinated and begin to resume their normal lives. Further stimulus seems likely to offer additional
Dodge & Cox Balanced Fund ■ PAGE 2

support with President Joe Biden taking office alongside the newly Democratic-controlled Congress. Global central bank liquidity is abundant, and the Fed may reestablish corporate credit facilities if market conditions deteriorate, providing an implicit level of support for the sector. Finally, the portfolio’s credit holdings are differentiated from the market as a whole, grounded in the in-depth research of our investment team, and feature a substantially wider yield premium than the broad credit market.
The Securitized Sector: Recrafting the Agency MBS Portfolio
The portfolio’s holdings in the Securitized sector consist predominantly of Agencyg MBS, with a small weighting in primarily AAA-rated asset-backed securities. As a group, these securities can provide attractive total-return cash flows in the front to intermediate part of the yield curve. They can also play an important role in the overall portfolio because of their dependable liquidity and high credit quality. We relied particularly on the portfolio’s Agency MBS as a durably liquid source of funds for other investment opportunities amidst the market turmoil in March.
It was likewise an active year for us in repositioning the MBS portfolio. For example, we trimmed a large portion of the portfolio’s 30-year 4.5% coupon MBS holdings in the first half of the year in light of our appraisal that valuations did not adequately reflect the future prepayment picture. We invested these proceeds in 30-year 2% and 2.5% coupon securities as relative pricing for these securities became more attractive and we believed they offered better prepayment protection.
Going forward, we anticipate somewhat elevated prepayment activity with mortgage rates near record lows. Mortgage originators have proven remarkably adept at refinancing borrowers even with elevated unemployment and shelter-in-place restrictions. As market participants compete for share, mortgage rates may continue to decline even if U.S. Treasury rates remain stable.
Defensive Duration: Mitigating Effect of Rising Long-Term Treasury Yields over Time
We extended the portfolio’s durationh modestly over the year, but maintained its lower duration position versus the Bloomberg Barclays U.S. Agg. We believe a modest rise in longer-term rates—a rise that is slightly higher than what forward markets predict—is likely over the next year or two as more people are vaccinated, economic activity normalizes, and inflation picks up. Reflecting this, we’ve positioned the portfolio with less exposure to the longer maturity (10+ year) part of the market where we think more risk resides. Given our view, we believe it is important to remain defensive in order to mitigate the negative effect of any bond market price declines that could stem from potential increases in long-term interest rates over time.
In Closing
We remain optimistic about the long-term outlook for our value-oriented Fund. We have strong conviction in the equity portfolio, which is comprised mostly of companies with strong businesses that we believe would benefit from sustained economic growth. Within the fixed income portfolio, we continue to seek opportunities to build yield through our bottom-up, research-driven investment approach. In addition, the Fund is broadly diversified with exposure to many different investment drivers.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
[b]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
[c]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[d]	The Russell 1000 Value Index had a total return of 171.3% from December 31, 2010 through December 31, 2020 compared to 389.3% for the Russell 1000 Growth Index.
[e]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
[f]
Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.

[g]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[h]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
PAGE 3 ■ Dodge & Cox Balanced Fund

2020 Performance Review
The Fund underperformed the Combined Index by 6.9 percentage points in 2020. The positive relative impact of the Fund’s lower allocation to fixed income and higher allocation to equities was more than offset by the equity portfolio’s significant underperformance.
Equity Investments*
■ Relative results were hurt by strong returns from a small group of large internet- and technology-related companies not held in the portfolio.
■ Returns from holdings in the Information Technology sector (up 22% versus up 44% for the S&P 500 sector) detracted. Hewlett Packard Enterprise was weak.
■ The portfolio’s overweight position and holdings in the Energy sector (down 40% versus down 34% for the S&P 500 sector) hindered performance. Occidental Petroleum lagged.
Fixed Income Investments
■ Asset allocation was significantly positive. The substantial increase we made to the portfolio’s corporate sector weighting amid the market volatility in March and April and the subsequent outperformance of credit contributed to relative returns.
■ Security selection within credit was positive as several issuers outperformed, most notably Pemex, Petrobras, and Imperial Brands.
■ The portfolio’s below-benchmark duration position (74%** of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined significantly in the first half of the year.
* Excludes the Fund’s hybrid securities.
** Denotes Fund positioning at the beginning of the period
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a nine-member committee with an average tenure of 21 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Balanced Fund ■ PAGE 4

Growth of $10,000 Over 10 Years
For An Investment Made On December 31, 2010
Average Annual Total Return
For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	7.85%	10.06%	9.82%	7.86%
S&P 500 Index	18.40	15.22	13.88	7.47
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	4.83
Combined Index (a)	14.73	11.12	10.03	6.73
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.
(a) The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison With Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund's actual return). The amount under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,181.80	$2.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.47	2.69
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Balanced Fund

Portfolio Information (unaudited) December 31, 2020
Asset Allocation	% of Net Assets
Common Stocks(a)	69.0
Debt Securities	26.6
Preferred Stocks	2.2
Equity-Linked Notes	1.0
Net Cash & Other(b)	1.2
Equity Sector Diversification (%)	% of Net Assets
Financials	21.5
Information Technology	13.2
Health Care	11.5
Communication Services	9.1
Industrials	6.4
Energy	5.8
Consumer Discretionary	1.8
Materials	1.0
Consumer Staples	0.9
Fixed Income Sector Diversification (%)	% of Net Assets
Securitized	12.1
Corporate	10.7
U.S. Treasury	2.5
Government-Related	1.3
(a)

The Fund holds a short S&P 500 futures position with a notional value of approximately -6.6% of the Fund’s total net assets. This position is intended to reduce the exposure of the
Fund’s equity allocation to a general downturn in the equity markets, but if the S&P 500 index increases in value, the position will cause a loss for the Fund, which could be in addition to losses suffered in respect to its stock holdings.

(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
Dodge & Cox Balanced Fund ■ PAGE 6

Portfolio of Investments  December 31, 2020
Common Stocks: 69.0%
	Shares	Value
Communication Services: 8.7%
Media & Entertainment: 8.6%
Alphabet, Inc., Class A(a)	11,400	$19,980,096
Alphabet, Inc., Class C(a)	187,795	328,994,305
Charter Communications, Inc., Class A(a)	365,707	241,933,466
Comcast Corp., Class A	6,422,948	336,562,475
DISH Network Corp., Class A(a)	3,049,034	98,605,759
Fox Corp., Class A	4,166,133	121,317,793
Fox Corp., Class B	1,356,580	39,178,030
News Corp., Class A	1,101,004	19,785,042
		1,206,356,966
Telecommunication Services: 0.1%
T-Mobile U.S., Inc.(a)	151,461	20,424,516
		1,226,781,482
Consumer Discretionary: 1.7%
Retailing: 1.7%
Booking Holdings, Inc.(a)	65,600	146,108,912
Qurate Retail, Inc., Series A	4,045,450	44,378,586
The Gap, Inc.	2,086,078	42,117,915
		232,605,413
Consumer Staples: 0.9%
Food, Beverage & Tobacco: 0.9%
Molson Coors Beverage Company, Class B	2,651,014	119,799,323
Energy: 5.8%
Apache Corp.	4,283,576	60,783,944
Baker Hughes Co., Class A	7,374,981	153,768,354
Concho Resources, Inc.	1,420,300	82,874,505
Halliburton Co.	2,733,740	51,667,686
Hess Corp.	1,440,625	76,050,594
National Oilwell Varco, Inc.	1,531,141	21,022,566
Occidental Petroleum Corp.	10,345,514	179,080,847
Occidental Petroleum Corp., Warrant(a)	1,381,001	9,404,617
Schlumberger, Ltd. (Curacao/United States)	4,638,321	101,254,547
The Williams Companies, Inc.	4,091,600	82,036,580
		817,944,240
Financials: 19.8%
Banks: 6.2%
Bank of America Corp.	9,388,200	284,556,342
JPMorgan Chase & Co.	907,000	115,252,490
Truist Financial Corp.	2,173,784	104,189,467
Wells Fargo & Co.	12,332,906	372,207,103
		876,205,402
Diversified Financials: 10.7%
American Express Co.	1,264,500	152,890,695
Bank of New York Mellon Corp.	5,147,800	218,472,632
Capital One Financial Corp.	4,227,726	417,910,715
Charles Schwab Corp.	7,372,300	391,026,792
Goldman Sachs Group, Inc.	733,400	193,404,914
State Street Corp.	1,801,400	131,105,892
		1,504,811,640
Insurance: 2.9%
Aegon NV, NY Shs (Netherlands)	13,012,151	51,397,996
Brighthouse Financial, Inc.(a)	1,060,818	38,406,916

	Shares	Value
Lincoln National Corp.	794,277	$39,960,076
MetLife, Inc.	6,022,900	282,775,155
		412,540,143
		2,793,557,185
Health Care: 11.5%
Health Care Equipment & Services: 4.1%
Cigna Corp.	1,407,965	293,110,154
CVS Health Corp.	1,246,200	85,115,460
Medtronic PLC (Ireland/United States)	408,600	47,863,404
UnitedHealth Group, Inc.	419,072	146,960,169
		573,049,187
Pharmaceuticals, Biotechnology & Life Sciences: 7.4%
Alnylam Pharmaceuticals, Inc.(a)	331,100	43,033,067
AstraZeneca PLC ADR (United Kingdom)	142,399	7,118,526
BioMarin Pharmaceutical, Inc.(a)	820,400	71,940,876
Bristol-Myers Squibb Co.	2,170,000	134,605,100
Gilead Sciences, Inc.	1,593,480	92,836,145
GlaxoSmithKline PLC ADR (United Kingdom)	6,050,569	222,660,939
Incyte Corp.(a)	276,100	24,015,178
Novartis AG ADR (Switzerland)	2,057,600	194,299,168
Roche Holding AG ADR (Switzerland)	1,779,200	78,000,128
Sanofi ADR (France)	3,780,865	183,712,230
		1,052,221,357
		1,625,270,544
Industrials: 6.4%
Capital Goods: 4.4%
Carrier Global Corp.	2,386,600	90,022,552
Johnson Controls International PLC (Ireland/United States)	5,292,614	246,582,886
Otis Worldwide Corp.	588,100	39,726,155
Raytheon Technologies Corp.	3,382,900	241,911,179
		618,242,772
Transportation: 2.0%
FedEx Corp.	1,108,134	287,693,749
		905,936,521
Information Technology: 13.2%
Semiconductors & Semiconductor Equipment: 1.5%
Microchip Technology, Inc.	1,548,002	213,794,556
Software & Services: 3.6%
Cognizant Technology Solutions Corp., Class A	1,816,500	148,862,175
Fiserv, Inc.(a)	626,400	71,321,904
Micro Focus International PLC ADR(a) (United Kingdom)	3,451,871	19,710,184
Microsoft Corp.	849,400	188,923,548
VMware, Inc., Class A(a)	531,600	74,562,216
		503,380,027
Technology, Hardware & Equipment: 8.1%
Cisco Systems, Inc.	3,577,600	160,097,600
Dell Technologies, Inc., Class C(a)	2,925,268	214,392,892
Hewlett Packard Enterprise Co.	15,217,720	180,329,982
HP Inc.	13,001,030	319,695,328
Juniper Networks, Inc.	4,118,229	92,701,335
TE Connectivity, Ltd. (Switzerland)	1,490,036	180,398,658
		1,147,615,795
		1,864,790,378
PAGE 7 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Common Stocks (continued)
	Shares	Value
Materials: 1.0%
Celanese Corp.	739,032	$96,029,818
LyondellBasell Industries NV, Class A (Netherlands)	500,800	45,903,328
		141,933,146
Total Common Stocks (Cost $6,579,071,100)		$9,728,618,232
Preferred Stocks: 2.2%
	Par Value/ Shares	Value
Communication Services: 0.4%
Media & Entertainment: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(b)(c)	53,210,000	$54,274,200
Consumer Discretionary: 0.1%
Retailing: 0.1%
Qurate Retail, Inc., 8.00%, 3/15/2031	104,244	10,245,100
Financials: 1.7%
Banks: 1.7%
Bank of America Corp. 6.10%(b)(d)	16,008,000	18,137,864
Bank of America Corp. 6.25%(b)(d)	8,170,000	9,065,126
Citigroup, Inc. 5.95%(b)(d)	5,175,000	5,431,676
Citigroup, Inc. 5.95%(b)(d)	48,477,000	52,961,122
Citigroup, Inc. 6.25%(b)(d)	45,886,000	52,629,319
JPMorgan Chase & Co. 6.10%(b)(d)	73,080,000	80,151,327
Wells Fargo & Co. 5.875%(b)(d)	27,987,000	31,730,261
		250,106,695
Total Preferred Stocks (Cost $286,905,069)		$314,625,995
Debt Securities: 26.6%
	Par Value	Value
U.S. Treasury: 2.5%
U.S. Treasury Note/Bond
0.625%, 8/15/30	$90,886,000	$88,557,046
1.375%, 8/15/50	22,000,000	20,556,250
1.125%, 8/15/40	13,000,000	12,287,031
1.625%, 11/15/50	14,000,000	13,916,875
0.25%, 10/31/25	51,700,000	51,465,735
0.875%, 11/15/30	85,120,000	84,787,500
0.125%, 11/30/22	58,035,000	58,039,534
0.375%, 11/30/25	17,495,000	17,515,502
		347,125,473
Government-Related: 1.3%
Agency: 0.7%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	6,011,000	6,717,293
5.60%, 1/3/31	1,925,000	2,212,403
7.25%, 3/17/44	4,300,000	5,547,000
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	8,775,000	9,586,687
6.50%, 3/13/27	18,400,000	19,378,696
6.625%, 6/15/35	9,425,000	9,330,750
6.375%, 1/23/45	20,125,000	18,444,562
6.75%, 9/21/47	11,625,000	10,898,437
6.35%, 2/12/48	12,058,000	10,930,577
6.95%, 1/28/60	3,367,000	3,161,950
		96,208,355
Local Authority: 0.6%
L.A. Unified School District GO

	Par Value	Value
5.75%, 7/1/34	$3,000,000	$4,232,400
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	20,306,744
State of California GO
7.50%, 4/1/34	7,465,000	12,441,617
7.30%, 10/1/39	15,730,000	25,964,410
State of Illinois GO
5.10%, 6/1/33	22,615,000	24,338,489
		87,283,660
		183,492,015
Securitized: 12.1%
Asset-Backed: 1.8%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2001-20E 1, 6.34%, 5/1/21	48,766	49,275
Series 2001-20G 1, 6.625%, 7/1/21	69,394	69,898
Series 2003-20J 1, 4.92%, 10/1/23	500,286	521,502
Series 2007-20F 1, 5.71%, 6/1/27	810,235	882,124
		1,522,799
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	17,022,781	18,810,343
9.75%, 1/6/27(c)	26,749,149	30,962,407
8.20%, 4/6/28(c)	4,679,500	5,241,087
		55,013,837
Student Loan: 1.4%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.30%, 1.448%, 3/25/66(c)	24,832,000	25,336,221
+0.80%, 0.948%, 7/26/66(c)	7,006,855	6,988,925
+1.15%, 1.298%, 7/26/66(c)	6,902,000	7,031,944
+1.05%, 1.198%, 12/27/66(c)	5,642,987	5,713,644
+0.75%, 0.898%, 3/25/67(c)	86,422,000	86,531,929
+1.00%, 1.148%, 2/27/68(c)	4,337,000	4,382,603
+0.70%, 0.848%, 2/25/70(c)	9,650,756	9,692,584
SLM Student Loan Trust
USD LIBOR 3-Month
+0.17%, 0.385%, 1/25/41	12,466,068	12,021,726
+0.55%, 0.765%, 10/25/64(c)	28,427,798	28,066,221
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(c)	16,469,525	17,596,639
		203,362,436
		259,899,072
CMBS: 0.1%
Agency CMBS: 0.1%
Fannie Mae Multifamily DUS
Pool AL8144, 2.63%, 10/1/22(e)	450,519	452,563
Pool AL9086, 2.30%, 7/1/23(e)	357,223	372,237
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.362%, 3/25/26(e)	10,383,917	638,304
Series K056 X1, 1.261%, 5/25/26(e)	4,544,914	261,326
Series K064 X1, 0.605%, 3/25/27(e)	9,431,480	317,282
Series K065 X1, 0.671%, 4/25/27(e)	43,841,592	1,676,936
Series K066 X1, 0.75%, 6/25/27(e)	37,549,699	1,615,801
Series K069 X1, 0.363%, 9/25/27(e)	233,507,165	5,392,217
Series K090 X1, 0.705%, 2/25/29(e)	180,591,907	9,627,409
		20,354,075
		20,354,075
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 8

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Mortgage-Related: 10.2%
Federal Agency CMO & REMIC: 2.3%
Dept. of Veterans Affairs
Series 1995-1 1, 6.193%, 2/15/25(e)	$131,448	$143,440
Series 1995-2C 3A, 8.793%, 6/15/25	49,946	56,881
Series 2002-1 2J, 6.50%, 8/15/31	4,337,294	4,954,503
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,080,774	1,220,572
Trust 2009-30 AG, 6.50%, 5/25/39	1,016,619	1,189,840
Trust 2009-66 ET, 6.00%, 5/25/39	466,443	490,685
Trust 2001-T7 A1, 7.50%, 2/25/41	795,408	950,561
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	390,869	464,145
Trust 2001-T4 A1, 7.50%, 7/25/41	842,346	1,014,254
Trust 2001-T8 A1, 7.50%, 7/25/41	790,558	946,155
Trust 2001-W3 A, 7.00%, 9/25/41(e)	509,508	572,207
Trust 2001-T10 A2, 7.50%, 12/25/41	537,961	623,188
Trust 2013-106 MA, 4.00%, 2/25/42	5,858,464	6,354,965
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	863,126	982,825
Trust 2002-W8 A2, 7.00%, 6/25/42	1,168,652	1,414,803
Trust 2003-W2 1A2, 7.00%, 7/25/42	762,186	921,966
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,831,932	2,163,756
Trust 2003-W4 4A, 6.147%, 10/25/42(e)	924,645	1,091,621
Trust 2012-121 NB, 7.00%, 11/25/42	1,146,881	1,395,067
Trust 2004-T1 1A2, 6.50%, 1/25/44	807,039	950,828
Trust 2004-W2 5A, 7.50%, 3/25/44	1,409,826	1,650,668
Trust 2004-W8 3A, 7.50%, 6/25/44	246,193	295,264
Trust 2005-W4 1A2, 6.50%, 8/25/45	2,645,348	3,117,484
Trust 2009-11 MP, 7.00%, 3/25/49	2,396,640	2,930,029
USD LIBOR 1-Month
+0.55%, 0.698%, 9/25/43	4,456,636	4,503,506
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	398,989	418,945
Series T-48 1A4, 5.538%, 7/25/33	18,493,216	21,194,453
Series T-51 1A, 6.50%, 9/25/43(e)	131,810	165,351
Series T-59 1A1, 6.50%, 10/25/43	6,398,184	7,603,045
Series 4281 BC, 4.50%, 12/15/43(e)	25,540,974	28,889,910
USD LIBOR 1-Month
+0.61%, 0.769%, 9/15/43	10,454,730	10,566,501
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 0.76%, 9/20/64	2,974,922	2,994,235
+0.70%, 0.84%, 1/20/70	28,943,792	29,487,325
+0.65%, 0.79%, 1/20/70	34,819,306	35,285,951
USD LIBOR 12-Month
+0.30%, 2.263%, 1/20/67	21,289,897	21,280,848
+0.23%, 0.663%, 10/20/67	19,933,468	19,856,126
+0.23%, 0.663%, 10/20/67	11,792,934	11,749,606
+0.06%, 2.055%, 12/20/67	29,869,003	29,568,996
+0.08%, 0.916%, 5/20/68	7,362,776	7,280,061
+0.25%, 0.789%, 6/20/68	24,177,123	24,101,785
+0.28%, 2.087%, 11/20/68	32,178,967	32,181,020
+0.25%, 2.213%, 12/20/68	3,437,208	3,423,858
		326,447,229
Federal Agency Mortgage Pass-Through: 7.9%
Fannie Mae, 15 Year
6.00%, 3/1/22	22,647	22,959
4.50%, 1/1/25 - 1/1/27	3,372,241	3,549,082
3.50%, 11/1/25 - 12/1/29	11,614,060	12,359,669
Fannie Mae, 20 Year

	Par Value	Value
4.00%, 11/1/30 - 2/1/37	$25,656,910	$27,952,555
4.50%, 1/1/31 - 12/1/34	38,600,705	42,645,895
3.50%, 6/1/35 - 4/1/37	39,093,390	41,586,441
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	9,862,871	11,455,917
5.50%, 7/1/33 - 8/1/37	6,272,929	7,339,984
6.00%, 9/1/36 - 8/1/37	8,877,600	10,524,701
7.00%, 8/1/37	247,150	292,127
4.50%, 3/1/40	1,031,159	1,157,740
3.50%, 4/1/48	7,235,740	7,666,409
5.00%, 12/1/48 - 3/1/49	10,731,920	11,867,094
2.50%, 6/1/50 - 10/1/50	148,455,831	157,728,543
2.00%, 9/1/50	22,570,706	23,522,294
2.00%, 12/1/50	95,524,729	99,551,945
Fannie Mae, 40 Year
4.50%, 6/1/56	25,903,448	29,636,051
Fannie Mae, Hybrid ARM
2.372%, 9/1/34(e)	316,654	320,674
2.153%, 12/1/34(e)	418,246	421,044
3.575%, 1/1/35(e)	566,948	586,184
2.114%, 1/1/35(e)	651,718	672,991
2.836%, 8/1/35(e)	311,697	314,615
3.635%, 5/1/37(e)	581,317	583,331
2.795%, 7/1/39 - 12/1/44(e)	5,581,988	5,790,550
2.203%, 11/1/40(e)	503,242	511,012
2.218%, 12/1/40(e)	1,917,010	1,993,072
2.017%, 11/1/43(e)	1,658,700	1,714,574
3.536%, 4/1/44(e)	4,008,285	4,150,301
2.754%, 11/1/44(e)	6,611,555	6,858,729
2.899%, 9/1/45(e)	1,274,013	1,326,276
2.827%, 12/1/45(e)	5,916,200	6,144,114
2.655%, 1/1/46(e)	7,446,487	7,716,683
2.963%, 4/1/46(e)	4,435,452	4,642,062
2.521%, 12/1/46(e)	8,225,189	8,639,578
3.156%, 6/1/47(e)	4,906,442	5,121,694
3.071%, 7/1/47(e)	6,877,870	7,174,934
2.693%, 8/1/47(e)	9,507,639	9,874,388
3.312%, 1/1/49(e)	4,827,545	5,024,502
Fannie Mae Pool, 30 Year
2.50%, 2/1/49(f)	137,440,000	144,607,103
2.00%, 3/1/50(f)	74,663,000	77,284,858
Freddie Mac, Hybrid ARM
3.396%, 5/1/34(e)	501,841	513,403
2.378%, 10/1/35(e)	1,419,997	1,494,174
3.282%, 4/1/37(e)	1,078,261	1,123,858
2.325%, 9/1/37(e)	705,090	738,306
2.339%, 1/1/38(e)	155,769	155,795
4.065%, 2/1/38(e)	981,702	1,042,245
2.756%, 7/1/38(e)	98,767	104,190
2.759%, 10/1/38(e)	379,883	382,815
3.496%, 10/1/41(e)	470,022	491,476
2.718%, 8/1/42(e)	1,100,088	1,147,497
2.957%, 5/1/44(e)	5,068,498	5,242,687
2.965%, 5/1/44(e)	858,441	888,552
3.226%, 6/1/44(e)	1,093,688	1,131,173
2.97%, 6/1/44(e)	1,701,695	1,764,468
3.097%, 1/1/45(e)	6,432,494	6,669,669
2.723%, 10/1/45(e)	4,064,554	4,220,020
2.788%, 10/1/45(e)	4,242,088	4,411,266
3.239%, 7/1/47(e)	4,633,345	4,842,411
3.202%, 1/1/49(e)	16,926,586	17,620,371
3.748%, 3/1/49(e)	3,507,129	3,652,842
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	2,336,972	2,474,174
PAGE 9 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	$1,586,363	$1,777,662
4.50%, 4/1/31 - 6/1/31	5,137,515	5,679,338
Freddie Mac Gold, 30 Year
7.75%, 7/25/21	622	621
7.47%, 3/17/23	18,748	18,910
6.50%, 12/1/32 - 4/1/33	2,997,901	3,471,028
7.00%, 11/1/37 - 9/1/38	2,555,144	3,002,925
5.50%, 12/1/37	279,092	326,548
6.00%, 2/1/39	797,146	954,840
4.50%, 9/1/41 - 6/1/42	22,035,486	24,706,811
Freddie Mac Pool, 30 Year
2.50%, 6/1/50	98,550,138	104,629,080
2.00%, 9/1/50	106,404,762	110,882,389
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	203,099	217,960
		1,106,112,179
		1,432,559,408
		1,712,812,555
Corporate: 10.7%
Financials: 3.6%
Bank of America Corp.
3.004%, 12/20/23(d)	31,918,000	33,609,701
4.20%, 8/26/24	5,825,000	6,534,438
4.45%, 3/3/26	3,970,000	4,626,572
4.25%, 10/22/26	2,970,000	3,482,976
4.183%, 11/25/27	7,925,000	9,191,332
Barclays PLC (United Kingdom)
4.375%, 9/11/24	18,275,000	20,329,460
4.836%, 5/9/28	4,525,000	5,229,814
BNP Paribas SA (France)
4.25%, 10/15/24	25,200,000	28,402,152
4.375%, 9/28/25(c)	8,223,000	9,419,465
4.625%, 3/13/27(c)	9,775,000	11,395,030
Boston Properties, Inc.
3.125%, 9/1/23	7,550,000	8,013,544
3.80%, 2/1/24	5,000,000	5,432,295
3.65%, 2/1/26	4,450,000	5,070,242
3.25%, 1/30/31	5,850,000	6,446,093
Capital One Financial Corp.
3.50%, 6/15/23	10,581,000	11,353,754
4.20%, 10/29/25	10,175,000	11,604,792
Citigroup, Inc.
USD LIBOR 3-Month
+6.37%, 6.584%, 10/30/40(b)	37,080,925	42,123,931
Equity Residential
3.00%, 4/15/23	10,275,000	10,818,983
2.85%, 11/1/26	6,000,000	6,635,799
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	8,000,000	8,628,815
4.30%, 3/8/26	11,462,000	13,204,009
6.50%, 5/2/36	23,805,000	34,440,441
6.50%, 9/15/37	8,265,000	12,081,116
JPMorgan Chase & Co.
8.75%, 9/1/30(b)	25,692,000	38,219,405
2.956%, 5/13/31(d)	3,300,000	3,617,577
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	12,750,000	14,262,045
4.65%, 3/24/26	10,875,000	12,512,606
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	43,156,000	47,460,165
UniCredit SPA (Italy)
7.296%, 4/2/34(c)(d)	23,425,000	28,332,772

	Par Value	Value
Unum Group
7.25%, 3/15/28	$1,526,000	$1,940,916
6.75%, 12/15/28	11,368,000	14,348,871
Wells Fargo & Co.
4.10%, 6/3/26	3,376,000	3,869,139
4.30%, 7/22/27	16,645,000	19,494,624
2.572%, 2/11/31(d)	12,005,000	12,698,295
		504,831,169
Industrials: 6.5%
AbbVie, Inc.
4.05%, 11/21/39	10,550,000	12,728,546
4.25%, 11/21/49	14,325,000	17,954,514
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	20,425,000	28,989,230
AT&T, Inc.
3.50%, 9/15/53(c)	39,285,000	39,135,246
3.65%, 9/15/59(c)	6,687,000	6,706,546
Bayer AG (Germany)
4.25%, 12/15/25(c)	6,600,000	7,542,738
4.375%, 12/15/28(c)	10,100,000	11,874,531
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	2,725,000	2,827,448
2.726%, 3/25/31	5,415,000	5,605,291
3.734%, 9/25/40	1,100,000	1,145,806
3.984%, 9/25/50	3,525,000	3,672,230
Burlington Northern Santa Fe LLC(g)
5.72%, 1/15/24	2,073,587	2,206,423
5.629%, 4/1/24	6,086,350	6,448,944
5.342%, 4/1/24	3,675,214	3,877,590
Cemex SAB de CV (Mexico)
5.70%, 1/11/25(c)	22,475,000	22,969,450
7.375%, 6/5/27(c)	5,000,000	5,690,000
5.20%, 9/17/30(c)	6,400,000	7,017,600
Charter Communications, Inc.
6.55%, 5/1/37	11,000,000	15,083,738
6.75%, 6/15/39	6,160,000	8,756,806
6.484%, 10/23/45	29,977,000	42,476,950
5.75%, 4/1/48	3,700,000	4,834,046
Cigna Corp.
7.875%, 5/15/27	17,587,000	23,916,571
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	7,539,768
Cox Enterprises, Inc.
2.95%, 6/30/23(c)	17,166,000	18,056,723
3.85%, 2/1/25(c)	18,776,000	20,934,982
3.35%, 9/15/26(c)	3,400,000	3,819,268
CVS Health Corp.
4.30%, 3/25/28	2,538,000	3,020,964
4.78%, 3/25/38	4,600,000	5,804,598
5.05%, 3/25/48	4,725,000	6,393,749
Dillard's, Inc.
7.875%, 1/1/23	8,660,000	9,397,721
7.75%, 7/15/26	50,000	56,674
7.75%, 5/15/27	540,000	591,827
7.00%, 12/1/28	15,135,000	16,291,174
Dow, Inc.
7.375%, 11/1/29	17,000,000	24,224,590
9.40%, 5/15/39	5,677,000	10,184,313
Elanco Animal Health, Inc.
4.912%, 8/27/21	2,500,000	2,556,250
5.272%, 8/28/23	2,500,000	2,731,250
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 10

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
5.90%, 8/28/28	$6,175,000	$7,286,500
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	6,892,290
4.327%, 3/19/50	6,950,000	9,016,020
FedEx Corp.
4.25%, 5/15/30	3,575,000	4,341,434
5.25%, 5/15/50	4,100,000	5,797,702
Ford Motor Credit Co. LLC(g)
5.75%, 2/1/21	12,700,000	12,731,750
5.875%, 8/2/21	12,945,000	13,249,208
3.813%, 10/12/21	14,270,000	14,430,538
5.596%, 1/7/22	9,425,000	9,742,434
4.25%, 9/20/22	4,243,000	4,379,455
4.14%, 2/15/23	5,166,000	5,320,980
4.375%, 8/6/23	3,405,000	3,532,688
3.375%, 11/13/25	4,400,000	4,505,864
HCA Healthcare, Inc.
4.125%, 6/15/29	6,725,000	7,797,882
5.25%, 6/15/49	4,366,000	5,757,408
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(c)	19,225,000	21,647,438
3.875%, 7/26/29(c)	21,150,000	23,628,999
Kinder Morgan, Inc.
5.50%, 3/1/44	20,643,000	25,898,180
5.40%, 9/1/44	15,719,000	19,578,236
Macy's, Inc.
6.70%, 7/15/34(c)	5,890,000	5,271,550
Occidental Petroleum Corp.
2.90%, 8/15/24	7,900,000	7,603,750
3.20%, 8/15/26	15,450,000	14,445,750
Oracle Corp.
3.60%, 4/1/50	8,288,000	9,661,189
Prosus NV(g) (Netherlands)
5.50%, 7/21/25(c)	25,825,000	29,634,188
4.85%, 7/6/27(c)	14,200,000	16,324,888
RELX PLC (United Kingdom)
4.00%, 3/18/29	5,400,000	6,407,385
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(d)	20,570,000	22,542,005
5.30%, 3/15/77(b)(d)	28,160,000	29,849,600
5.50%, 9/15/79(b)(d)	6,850,000	7,535,000
Telecom Italia SPA (Italy)
5.303%, 5/30/24(c)	14,663,000	15,946,013
7.20%, 7/18/36	11,596,000	15,644,975
7.721%, 6/4/38	8,212,000	11,414,680
The Kraft Heinz Co.
5.50%, 6/1/50(c)	5,000,000	6,288,963
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	7,244,588
T-Mobile U.S., Inc.
3.875%, 4/15/30(c)	7,975,000	9,235,130
4.375%, 4/15/40(c)	2,675,000	3,264,490
4.50%, 4/15/50(c)	1,775,000	2,189,258
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	12,050,000	13,405,746
5.25%, 6/6/29(c)	11,350,000	12,641,063
Union Pacific Corp.
6.176%, 1/2/31	5,249,645	6,287,307
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	14,677,083
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(b)(d)	16,900,000	21,031,628

	Par Value	Value
Zoetis, Inc.
4.50%, 11/13/25	$9,720,000	$11,343,631
		918,488,961
Utilities: 0.6%
Dominion Energy, Inc.
4.104%, 4/1/21	5,650,000	5,700,171
5.75%, 10/1/54(b)(d)	22,950,000	25,568,422
Enel SPA (Italy)
4.625%, 9/14/25(c)	5,000,000	5,821,774
6.80%, 9/15/37(c)	13,700,000	20,140,028
6.00%, 10/7/39(c)	8,352,000	11,901,866
The Southern Co.
4.00%, 1/15/51(b)(d)	14,800,000	15,674,308
		84,806,569
		1,508,126,699
Total Debt Securities (Cost $3,491,972,905)		$3,751,556,742
Equity-Linked Notes: 1.0%
	Shares	Value
Communication Services: 0.6%
Media & Entertainment: 0.6%
Facebook, Inc., 1/25/2022(a)(c)(h)	325,000	$83,157,063
Information Technology: 0.4%
Software & Services: 0.4%
Microsoft Corp., 1/25/2022(a)(c)(h)	280,000	57,498,016
Total Equity-Linked Notes (Cost $141,851,545)		$140,655,079
Short-Term Investments: 2.1%
	Par Value/ Shares	Value
Repurchase Agreements: 1.7%
Fixed Income Clearing Corporation(i) 0.000%, dated 12/31/20, due 1/4/21, maturity value $240,734,000	$240,734,000	$240,734,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	56,304,666	56,304,666
Total Short-Term Investments (Cost $297,038,666)		$297,038,666
Total Investments In Securities (Cost $10,796,839,285)	100.9%	$14,232,494,714
Other Assets Less Liabilities	(0.9)%	(122,267,543)
Net Assets	100.0%	$14,110,227,171
PAGE 11 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
(a)	Non-income producing
(b)	Hybrid security: characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(g)	Subsidiary (see below)
(h)
Equity-linked notes issued by Goldman Sachs. The Facebook, Inc. and Microsoft Corp.
equity-linked notes provide exposure to the price of their underlying common stock, subject to a cap of $340.00 and $250.00 respectively.

(i)	Repurchase agreement is collateralized by U.S. Treasury Note 1.75%, 11/30/21 and Treasury Bills, 12/30/21. Total collateral value is $245,548,725.
*	Rounds to 0.0%.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(4,959)	3/19/21	$(929,514,960)	$(25,878,312)
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 12

Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value (cost $10,796,839,285)	$14,232,494,714
Deposits with broker for futures contracts	54,549,000
Receivable for investments sold	272,055,171
Receivable for Fund shares sold	6,280,852
Dividends and interest receivable	40,021,666
Prepaid expenses and other assets	125,009
14,605,526,412
Liabilities:
Cash received as collateral for TBA securities	390,000
Payable for variation margin for futures contracts	6,099,570
Payable for investments purchased	448,078,242
Payable for Fund shares redeemed	34,099,049
Management fees payable	5,972,542
Accrued expenses	659,838
495,299,241
Net Assets	$14,110,227,171
Net Assets Consist of:
Paid in capital	$10,478,141,663
Distributable earnings	3,632,085,508
$14,110,227,171
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	138,635,150
Net asset value per share	$101.78

Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign taxes of $3,463,242)	$238,362,239
Interest	143,630,513
381,992,752
Expenses:
Management fees	67,868,233
Custody and fund accounting fees	230,100
Transfer agent fees	2,013,176
Professional services	257,441
Shareholder reports	284,432
Registration fees	108,222
Trustees fees	401,667
Miscellaneous	657,519
71,820,790
Net Investment Income	310,171,962
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	1,030,375,140
Futures contracts	(206,557,041)
Foreign currency transactions	(629,203)
Net change in unrealized appreciation/depreciation
Investments in securities	(284,947,926)
Futures contracts	(25,878,312)
Net realized and unrealized gain	512,362,658
Net Change in Net Assets From Operations	$822,534,620

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$310,171,962	$373,778,340
Net realized gain (loss)	823,188,896	875,279,431
Net change in unrealized appreciation/depreciation	(310,826,238)	1,455,625,399
	822,534,620	2,704,683,170
Distributions to Shareholders:
Total distributions	(975,104,073)	(1,421,513,759)
Fund Share Transactions:
Proceeds from sale of shares	782,441,953	1,279,350,269
Reinvestment of distributions	919,867,584	1,341,818,633
Cost of shares redeemed	(3,186,075,999)	(2,338,804,558)
Net change from Fund share transactions	(1,483,766,462)	282,364,344
Total change in net assets	(1,636,335,915)	1,565,533,755
Net Assets:
Beginning of year	15,746,563,086	14,181,029,331
End of year	$14,110,227,171	$15,746,563,086
Share Information:
Shares sold	8,410,405	12,844,379
Distributions reinvested	9,827,469	13,468,923
Shares redeemed	(34,586,852)	(23,371,084)
Net change in shares outstanding	(16,348,978)	2,942,218
PAGE 13 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio securities for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity-linked notes are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments.
Debt securities and certain preferred stocks are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim
Dodge & Cox Balanced Fund ■ PAGE 14

Notes to Financial Statements
receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,226,781,482	$—
Consumer Discretionary	232,605,413	—
Consumer Staples	119,799,323	—
Energy	817,944,240	—
Financials	2,793,557,185	—
Health Care	1,625,270,544	—
Industrials	905,936,521	—
Information Technology	1,864,790,378	—
Materials	141,933,146	—
Preferred Stocks
Communication Services	—	54,274,200
Consumer Discretionary	—	10,245,100
Financials	—	250,106,695
Equity-Linked Notes
Communication Services	—	83,157,063
Information Technology	—	57,498,016
Debt Securities
U.S. Treasury	—	347,125,473
Government-Related	—	183,492,015
Securitized	—	1,712,812,555
Corporate	—	1,508,126,699
Short-Term Investments
Repurchase Agreements	—	240,734,000
Money Market Fund	56,304,666	—
Total Securities	$9,784,922,898	$4,447,571,816
Other Investments
Futures Contracts
Depreciation	$(25,878,312)	$—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or
PAGE 15 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements
to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$25,878,312
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(206,557,041)
Net change in unrealized appreciation/depreciation
Futures contracts	$(25,878,312)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-7%
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), U.S. Treasury inflation-protected securities, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$363,084,389	$381,385,933
	($2.559 per share)	($2.529 per share)
Long-term capital gain	$612,019,684	$1,040,127,826
	($4.482 per share)	($6.971 per share)
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$29,264,576
Undistributed long-term capital gain	$167,801,392
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$10,771,596,862
Unrealized appreciation	4,080,700,247
Unrealized depreciation	(645,680,707)
Net unrealized appreciation	3,435,019,540
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Dodge & Cox Balanced Fund ■ PAGE 16

Notes to Financial Statements
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $78,904 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities and U.S. government securi ties, aggregated $3,793,556,274 and $5,227,921,080, respectively. For the year ended December 31, 2020, purchases and sales of U.S. government securities aggregated $3,362,093,061 and $4,227,943,404, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$101.60	$93.27	$107.00	$103.35	$94.42
Income from investment operations:
Net investment income	(a)2.19	2.48	2.20	2.28	2.34
Net realized and unrealized gain (loss)	5.03	15.35	(7.00)	10.45	12.89
Total from investment operations	7.22	17.83	(4.80)	12.73	15.23
Distributions to shareholders from:
Net investment income	(2.22)	(2.46)	(2.01)	(2.29)	(2.34)
Net realized gain	(4.82)	(7.04)	(6.92)	(6.79)	(3.96)
Total distributions	(7.04)	(9.50)	(8.93)	(9.08)	(6.30)
Net asset value, end of year	$101.78	$101.60	$93.27	$107.00	$103.35
Total return	7.85%	19.62%	(4.61)%	12.59%	16.55%
Ratios/supplemental data:
Net assets, end of year (millions)	$14,110	$15,747	$14,181	$16,387	$15,382
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	(a)2.29%	2.46%	2.06%	2.12%	2.41%
Portfolio turnover rate	54%	35%	24%	19%	24%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.

See accompanying Notes to Financial Statements
PAGE 17 ■ Dodge & Cox Balanced Fund

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Balanced Fund ■ PAGE 18

Special 2020 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $641,661,608 as long-term capital gain distributions in 2020.
The Fund designates $235,909,634 of its distributions paid to shareholders in 2020 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 46% of its ordinary dividends paid to shareholders in 2020 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
For shareholders that are corporations, the Fund designates 31% of its ordinary dividends paid to shareholders in 2020 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity, especially in the fixed income markets, created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the
PAGE 19 ■ Dodge & Cox Balanced Fund

Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’
Dodge & Cox Balanced Fund ■ PAGE 20

unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the
Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain
PAGE 21 ■ Dodge & Cox Balanced Fund

diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Balanced Fund ■ PAGE 22

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)
Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 23 ■ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Annual Report
December 31, 2020
Income Fund
ESTABLISHED 1989
TICKER: DODIX

12/20 IF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Income Fund had a total return of 9.5% for the year ended December 31, 2020, compared to a return of 7.5% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).
Market Commentary
The coronavirus (COVID-19) pandemic and its devastating health, social, and economic impacts heavily influenced market performance in 2020. While financial markets were volatile, the broad decline in interest rates led to strong fixed income returns. Risk assets, including equities and corporate bonds, plummeted at the end of the first quarter over concerns about the virus and its uncertain economic implications. As the pandemic unfolded, jobless claims surged to record levels, economic activity plunged, and consumer and business confidence indicators fell to near-decade lows.
But markets staged a remarkable recovery starting in April as investors were heartened by the rapid and unprecedented monetary and fiscal policy response from the U.S. government. The Federal Reserve cut short-term interest rates by 150 basis pointsa to a range of 0% to 0.25% and buttressed this action with a massive securities purchase program (i.e., quantitative easing). Meanwhile, Congress passed a $2 trillion economic stimulus bill in March followed by a $900 billion stimulus bill in December. Confidence was soon bolstered by improving economic data. For example, the unemployment rate, which shot up to 14.8% in April, the highest level since the Great Depression, declined to 6.7% by year end. The development (and distribution plans) of two effective vaccines buoyed markets at year’s end, and Joe Biden’s victory in the Presidential election raised hopes for additional fiscal stimulus in 2021.
Amid this uncertain environment, the investment-grade Corporate bond sector returned 9.9%b for the year, ultimately outperforming comparable-durationc Treasuries by 0.5 percentage points despite a rollercoaster year for valuations. In late March, yield premiumsd on investment-grade corporate bonds spiked to levels not seen since the 2008-09 global financial crisis as investors grew increasingly concerned about the depth and duration of the economic slowdown and its ramifications for corporate earnings and creditworthiness. However, the Fed’s support of the market through various lending facilities, most notably the Secondary Market Corporate Credit Facility, largely calmed fears surrounding liquidity and potential defaults, and Corporate spreads tightened dramatically. Later in 2020, the corporate bond market benefited from better-than-expected corporate earnings, robust investor demand for yield, and expectations that the vaccine rollout and additional stimulus will help normalize economic activity.
Agencye MBS returned 3.9%, underperforming comparable short-duration Treasuries by 0.2 percentage points. Agency MBS valuations held up well despite a dramatic increase in mortgage prepayments in 2020.
Investment Strategy
While it was an unusually volatile and unpredictable year for financial markets, we are pleased with the Fund’s strong absolute and relative performance in 2020. Over the course of the year, we made significant changes to portfolio positioning in response to rapid fluctuations in valuations. Our experienced investment team, with its knowledge of companies and industries and how they perform through economic and capital market cycles, was critical in fostering the confidence to lean heavily into an extremely challenging environment. We also used a number of tactics to improve performance potential of the portfolio without straying from our long-held investment principles.
The Credit Sector: Market Volatility Creates Opportunity
Credit investors faced three distinct environments in 2020, essentially requiring us to navigate an entire credit cycle over the course of one calendar year. We worked diligently to optimize portfolio positioning amid the constantly shifting valuation, risk, and corporate supply backdrop. As we alternated between trim and accumulation mode, based on valuations, the Fund’s creditf weighting shifted significantly throughout the year.
First, in January and early February, with credit yield premiums near their narrowest levels in years, we reduced the Fund’s credit exposure, continuing a process that began in early 2019. As we gradually trimmed exposure to issuers with less compelling risk/reward prospects, these sales brought the Fund’s weighting in credit down to 37% at the end of February compared to 50% in early 2019.
This strict price discipline, a key tenet of our investment philosophy, provided significant dry powder that we were able to deploy during the opportunity-rich second phase of the 2020 credit environment. Financial markets stumbled mightily in March as the coronavirus began to spread around the globe. Over a mere three-week period in March, corporate bond yield premiums nearly tripled. As the crisis unfolded, many high quality, fundamentally creditworthy companies issued long-term debt to extend maturity profiles and weather the uncertain environment, and they did so at yield premiums more commonly associated with lower-rated credits. This provided a very attractive entry point for us to selectively invest in leading companies with solid business franchises and balance sheets. Drawing on the depth and breadth of our global industry analyst team, we added 16 carefully selected new corporate issuers to the portfolio across a range of industries. Examples include Anheuser-Busch InBev, Coca-Cola, Exxon Mobile, FedEx, Oracle, and T-Mobile.g
In the midst of the market volatility, we also invested for the first time in an investment-grade corporate bond ETF as well as index credit default swaps, establishing a 3.5% combined position. These tools enabled us to quickly increase the Fund’s credit exposure at what we believed were very compelling prices. In aggregate, we boosted the Fund’s credit weighting from the pre-crisis level of 37% in February to over 53% by the end of May.
The year’s third credit environment was defined by a stretch of narrowing credit yield premiums that unfolded through the second half of the year. With spreads declining to pre-pandemic levels, we thought it was prudent to dial back some of the Fund’s overweight to credit. As always, our sell decisions were based on careful evaluation of security-level return prospects. We reduced the Fund’s exposure to
PAGE 1 ■ Dodge & Cox Income Fund

issuers such as AbbVie, Bank of America, Cigna, and State of California. Each of them had performed exceptionally well, leaving their valuations less attractive on a go-forward basis. This pruning reduced the Fund’s credit exposure to 46% by year end. While we continue to have a favorable view of the credit sector and the Fund’s remaining holdings within it, the risk/reward equation did not support the more substantial overweight from earlier in the year.
We continue to view the credit sector positively for several reasons. Corporate America, broadly speaking, weathered the 2020 storm and is in good financial shape. We expect economic growth to rebound in 2021 as more people are vaccinated and begin to resume their normal lives. Further stimulus seems likely to offer additional support with President Joe Biden taking office alongside the newly Democratic-controlled Congress. Global central bank liquidity is abundant, and the Fed may reestablish corporate credit facilities if market conditions deteriorate, providing an implicit level of support for the sector. Finally, the Fund’s credit holdings are differentiated from the market as a whole, grounded in the in-depth research of our investment team, and feature a yield premium of 182 basis points versus 92 basis points for the broad investment-grade Credit Index.h
The Securitized Sector: Recrafting the Agency MBS Portfolio
The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS (39%i), with a smaller weighting (5%) in primarily AAA-rated asset-backed securities. As a group, these securities can provide attractive total-return cash flows in the front to intermediate part of the yield curve. They can also play an important role in the overall portfolio because of their dependable liquidity and high credit quality. We relied particularly on the portfolio’s Agency MBS as a durably liquid source of funds for other investment opportunities amidst the market turmoil in March.
It was likewise an active year for us in repositioning the MBS portfolio. The Fund entered 2020 with a somewhat greater emphasis on higher coupon 30-year Agency MBS. Given the likelihood of a significant increase in prepayments because of the dramatic decline in interest rates, we trimmed a large portion of the portfolio’s 30-year 4.5% coupon MBS holdings in the first half of the year in light of our appraisal that valuations did not adequately reflect the future prepayment picture.
We invested these proceeds in 30-year 2% and 2.5% coupon securities as relative pricing for these securities became more attractive. We believe low coupon, low loan balance Agency MBS offer attractive prepayment protection for two main reasons. First, given the low interest rate environment and low initial note rates of the mortgages underlying these MBS, attractive refinancing options for borrowers will likely be muted. Second, low loan balance borrowers lack sufficient financial incentives needed to offset the upfront fixed costs of refinancing, adding additional prepayment protection to the portfolio’s position.
We also initiated a mortgage to-be-announced (TBA) roll position in the portfolio to take advantage of a technical distortion in Agency MBS bolstered by the Fed’s asset purchase program. The Fed's purchases have contributed to a supply/demand imbalance so that purchasing for settlement in the current month is significantly more expensive than the forward month. To take advantage of this mispricing, we established a 6% position in forward settle, TBA Agency 30-year 2% and 2.5% coupon pass-through securities. This trade is referred to in the marketplace as the “roll” because, as long as the pricing of the underlying MBS remains favorable, we would continue to swap—or roll—our position forward (to later dates) as the current contract’s maturity date nears. This position demonstrates one of the unique ways we successfully added yield to the Fund during the year.
Going forward, we anticipate somewhat elevated prepayment activity with mortgage rates near record lows. Mortgage originators have proven remarkably adept at refinancing borrowers even with elevated unemployment and shelter-in-place restrictions. As market participants compete for share, mortgage rates may continue to decline even if U.S. Treasury rates remain stable. With that backdrop, we continue to find opportunities in securities we believe have more moderate prepayment risk, specifically lower balance, lower coupon securities. In addition to individually selected Agency MBS pass-throughs, the Fund holds Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages). These floating-rate securities offer attractive spreads and low prepayment risk.
Defensive Duration: Mitigating Effect of Rising Long-Term Treasury Yields over Time
We extended the Fund’s duration modestly over the year, but maintained its lower duration position versus the Bloomberg Barclays U.S. Agg (4.9 years or 79% of Index duration as of December 31), reflecting our expectation that longer-term interest rates will rise from today’s exceptionally low levels over our investment horizon.
The Fed is likely to keep the federal funds rate at its current near-zero level for an extended period, as a full recovery from the economic devastation of the pandemic may take years. This should keep short- and intermediate-term yields (0-10 years) relatively low. On the other hand, longer-term yields (10+ years) are more affected by the whims of the market, valuations, flows, and inflation, and that is where we believe interest rate risk is most pronounced. We believe a modest rise in longer-term rates—a rise that is slightly higher than what forward markets predict—is likely over the next year or two as more people are vaccinated, economic activity normalizes, and inflation picks up. Reflecting this dichotomy, we’ve positioned the portfolio with a similar interest rate exposure to the Index through the 10-year part of the yield curve; however, the portfolio has less exposure to the longer maturity (10+ year) part of the market where we think more risk resides. Given our view, we believe it is important to remain defensive in order to mitigate the negative effect of any bond market price declines that could stem from potential increases in long-term interest rates over time.
In Closing
While we are pleased with the Fund’s recent results, we caution shareholders not to expect a repeat of the exceptional performance from fixed income markets or the Fund that we saw in 2019 and 2020. Today’s low yields are likely to constrain fixed income returns over the intermediate term.
Dodge & Cox Income Fund ■ PAGE 2

That said, we believe bonds continue to serve a vital role in a broad portfolio, providing liquidity, income generation, downside protection, and low correlation to riskier asset classes. We continue to seek opportunities to build portfolio yield through our bottom-up, research-driven investment approach, and we are optimistic about the long-term prospects for the Fund.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	One basis point is equal to 1/100th of 1%.
[b]	Sector returns as calculated and reported by Bloomberg.
[c]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[d]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[e]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[f]
Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.

[g]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
[h]	Credit Index refers to the Bloomberg Barclays U.S. Credit Index.
[i]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
PAGE 3 ■ Dodge & Cox Income Fund

2020 Performance Review
The Fund outperformed the Bloomberg Barclays U.S. Agg by 1.9 percentage points in 2020.
Key Contributors to Relative Results
■ Asset allocation was significantly positive. The substantial increase we made to the Fund’s corporate sector weighting amid the market volatility in March and April and the subsequent outperformance of credit contributed to relative returns.
■ Security selection within credit was positive as several issuers outperformed, most notably Pemex, Petrobras, and Imperial Brands.
■ The Fund’s overweight to Agency MBS and selection within the sector contributed to relative returns.
■ The Fund’s nominal yield advantage benefited returns.
Key Detractors from Relative Results
■ The Fund’s below-benchmark duration position (73%* of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined significantly in the first half of the year.
■ While security selection was positive overall, certain corporate holdings underperformed, including Wells Fargo, Macy’s, Bank of America, and Kinder Morgan.
* Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 21 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Dodge & Cox Income Fund ■ PAGE 4

Growth of $10,000 Over 10 Years
For An Investment Made On December 31, 2010
Average Annual Total Return
For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	9.45%	5.71%	4.65%	5.55%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	4.83
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,040.00	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.03	2.14
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Income Fund

Portfolio Information (unaudited) December 31, 2020
Sector Diversification (%)	% of Net Assets
Securitized	44.7
Corporate	39.1
U.S. Treasury	9.1
Government-Related	5.1
Net Cash & Other(a)	2.0
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
Dodge & Cox Income Fund ■ PAGE 6

Portfolio of Investments  December 31, 2020
Debt Securities: 98.0%
	Par Value	Value
U.S. Treasury: 9.1%
U.S. Treasury Note/Bond
0.125%, 5/31/22	$463,780,000	$463,870,581
0.125%, 7/31/22	2,208,460,000	2,208,718,809
0.625%, 8/15/30	707,297,000	689,172,514
0.25%, 8/31/25	500,000,000	498,281,250
1.625%, 11/15/50	360,000,000	357,862,500
1.375%, 11/15/40	250,000,000	246,757,813
0.875%, 11/15/30	1,150,000,000	1,145,507,812
0.625%, 11/30/27	500,000,000	499,687,500
0.375%, 11/30/25	200,000,000	200,234,376
		6,310,093,155
Government-Related: 5.1%
Agency: 2.9%
New Valley Generation
4.929%, 1/15/21	101,849	102,034
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	274,213,000	306,433,027
7.25%, 3/17/44	18,890,000	24,368,100
6.90%, 3/19/49	149,524,000	189,521,670
6.75%, 6/3/50	78,270,000	97,250,475
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	119,325,000	130,362,563
6.50%, 3/13/27	239,631,000	252,376,973
6.84%, 1/23/30	172,605,000	180,679,462
6.625%, 6/15/35	189,761,000	187,863,390
6.50%, 6/2/41	53,502,000	49,957,493
6.375%, 1/23/45	135,151,000	123,865,892
6.75%, 9/21/47	66,966,000	62,780,625
6.35%, 2/12/48	96,464,000	87,444,616
7.69%, 1/23/50	246,317,000	248,349,115
6.95%, 1/28/60	80,170,000	75,287,647
		2,016,643,082
Local Authority: 2.2%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	8,507,124
6.758%, 7/1/34	183,745,000	276,385,554
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	68,178,435
7.102%, 1/1/41	146,837,000	239,770,137
State of California GO
7.50%, 4/1/34	125,401,000	209,000,831
7.30%, 10/1/39	183,965,000	303,658,148
State of Illinois GO
5.10%, 6/1/33	356,525,000	383,695,770
		1,489,195,999
		3,505,839,081
Securitized: 44.7%
Asset-Backed: 5.7%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2001-20G 1, 6.625%, 7/1/21	83,678	84,286
Series 2001-20L 1, 5.78%, 12/1/21	218,184	222,762
Series 2002-20A 1, 6.14%, 1/1/22	2,161	2,193
Series 2002-20L 1, 5.10%, 12/1/22	95,296	98,492
Series 2003-20G 1, 4.35%, 7/1/23	9,526	9,831
Series 2004-20L 1, 4.87%, 12/1/24	240,736	254,658
Series 2005-20B 1, 4.625%, 2/1/25	539,034	565,707
Series 2005-20D 1, 5.11%, 4/1/25	17,704	18,703
Series 2005-20E 1, 4.84%, 5/1/25	741,977	785,549
Series 2005-20G 1, 4.75%, 7/1/25	947,503	997,766
Series 2005-20H 1, 5.11%, 8/1/25	10,379	11,011
Series 2005-20I 1, 4.76%, 9/1/25	1,143,701	1,202,304

	Par Value	Value
Series 2006-20A 1, 5.21%, 1/1/26	$991,510	$1,053,437
Series 2006-20B 1, 5.35%, 2/1/26	324,959	348,302
Series 2006-20C 1, 5.57%, 3/1/26	1,387,836	1,481,951
Series 2006-20G 1, 6.07%, 7/1/26	2,446,602	2,616,684
Series 2006-20H 1, 5.70%, 8/1/26	21,716	23,431
Series 2006-20I 1, 5.54%, 9/1/26	35,654	38,172
Series 2006-20J 1, 5.37%, 10/1/26	902,897	970,704
Series 2006-20L 1, 5.12%, 12/1/26	913,971	983,714
Series 2007-20A 1, 5.32%, 1/1/27	2,125,733	2,277,009
Series 2007-20C 1, 5.23%, 3/1/27	3,064,915	3,281,678
Series 2007-20D 1, 5.32%, 4/1/27	2,793,608	3,000,785
Series 2007-20G 1, 5.82%, 7/1/27	2,103,830	2,272,051
		22,601,180
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	311,380,805	344,078,903
9.75%, 1/6/27(a)	198,763,779	230,071,062
8.20%, 4/6/28(a)	70,462,000	78,918,145
		653,068,110
Student Loan: 4.7%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.05%, 1.198%, 6/25/69(a)	48,871,362	49,498,767
+0.90%, 1.04%, 8/26/69(a)	76,919,718	77,321,801
+1.25%, 1.398%, 6/25/65(a)	257,397,395	260,674,296
+1.15%, 1.298%, 3/25/66(a)	213,757,187	216,313,274
+1.30%, 1.448%, 3/25/66(a)	150,828,000	153,890,608
+0.80%, 0.948%, 7/26/66(a)	269,388,113	268,698,776
+1.05%, 1.198%, 7/26/66(a)	320,453,000	324,068,863
+1.15%, 1.298%, 7/26/66(a)	232,417,000	236,792,715
+1.00%, 1.148%, 9/27/66(a)	113,429,000	113,488,925
+1.05%, 1.198%, 12/27/66(a)	173,052,578	175,219,405
+0.72%, 0.868%, 3/25/67(a)	96,785,000	95,665,130
+0.80%, 0.948%, 3/25/67(a)	181,973,000	181,807,568
+0.68%, 0.828%, 6/27/67(a)	218,399,610	217,919,918
+1.00%, 1.148%, 2/27/68(a)	61,463,000	62,109,283
+0.83%, 0.978%, 7/25/68(a)	68,509,020	68,608,790
+0.81%, 0.958%, 7/25/68(a)	63,945,000	63,753,280
+0.70%, 0.848%, 2/25/70(a)	224,120,648	225,092,009
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(a)	9,325,102	9,502,717
Series 2017-A A2A, 2.88%, 12/16/58(a)	20,999,261	21,343,145
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 1.348%, 10/25/34	27,526,000	27,934,753
USD LIBOR 3-Month
+0.63%, 0.845%, 1/25/40(a)	128,229,447	125,892,516
+0.17%, 0.385%, 7/25/40	13,626,000	12,994,303
+0.55%, 0.765%, 10/25/64(a)	65,868,067	65,030,284
+0.55%, 0.765%, 10/25/64(a)	29,515,368	29,139,959
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(a)	16,406,488	17,159,076
Series 2017-B A2A, 2.82%, 10/15/35(a)	18,258,416	18,935,210
PAGE 7 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Series 2018-A A2A, 3.50%, 2/15/36(a)	$44,554,902	$47,177,475
Series 2018-B A2A, 3.60%, 1/15/37(a)	56,189,755	60,035,173
		3,226,068,019
		3,901,737,309
CMBS: 0.6%
Agency CMBS: 0.6%
Fannie Mae Multifamily DUS
Pool AL6455, 2.765%, 11/1/21(b)	8,746,403	8,815,891
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.362%, 3/25/26(b)	115,936,504	7,126,663
Series K056 X1, 1.261%, 5/25/26(b)	40,141,626	2,308,087
Series K062 X1, 0.305%, 12/25/26(b)	317,831,828	5,552,331
Series K064 X1, 0.605%, 3/25/27(b)	405,219,686	13,631,874
Series K065 X1, 0.671%, 4/25/27(b)	470,171,720	17,984,021
Series K066 X1, 0.75%, 6/25/27(b)	375,340,218	16,151,265
Series K067 X1, 0.577%, 7/25/27(b)	473,211,270	16,393,458
Series K069 X1, 0.363%, 9/25/27(b)	97,927,058	2,261,361
Series K070 X1, 0.326%, 11/25/27(b)	198,362,980	4,275,000
Series K071 X1, 0.29%, 11/25/27(b)	254,866,473	4,684,650
Series K089 X1, 0.54%, 1/25/29(b)	517,239,223	21,011,706
Series K091 X1, 0.559%, 3/25/29(b)	260,216,838	11,014,849
Series K092 X1, 0.709%, 4/25/29(b)	485,292,900	25,887,756
Series K093 X1, 0.952%, 5/25/29(b)	232,135,760	16,198,665
Series K094 X1, 0.88%, 6/25/29(b)	321,458,623	21,305,377
Series K095 X1, 0.948%, 6/25/29(b)	223,931,513	15,803,160
Series K096 X1, 1.126%, 7/25/29(b)	544,120,130	45,901,104
Series K097 X1, 1.089%, 7/25/29(b)	244,092,787	20,261,947
Series K098 X1, 1.145%, 8/25/29(b)	472,336,024	41,048,032
Series K099 X1, 0.886%, 9/25/29(b)	514,618,686	34,839,170
Series K101 X1, 0.836%, 10/25/29(b)	197,654,214	12,818,706
Sereis K102 X1, 0.825%, 10/25/29(b)	550,557,072	35,426,806
Series K152 X1, 0.956%, 1/25/31(b)	126,749,176	9,502,969
Series K154 X1, 0.307%, 11/25/32(b)	383,797,365	10,972,920
Series K-1511 X1, 0.778%, 3/25/34(b)	175,523,245	13,741,118
		434,918,886
		434,918,886
Mortgage-Related: 38.4%
Federal Agency CMO & REMIC: 4.5%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	36,891	41,506
Series 1997-2 Z, 7.50%, 6/15/27	3,740,909	4,276,089
Series 1998-2 2A, 8.639%, 8/15/27(b)	6,746	7,568
Series 1998-1 1A, 8.293%, 3/15/28(b)	47,449	52,033
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	133,302	151,035
Trust 1998-58 PC, 6.50%, 10/25/28	815,882	927,689
Trust 2001-69 PQ, 6.00%, 12/25/31	933,145	1,089,408
Trust 2002-33 A1, 7.00%, 6/25/32	1,294,238	1,461,646
Trust 2002-69 Z, 5.50%, 10/25/32	129,694	148,155
Trust 2008-24 GD, 6.50%, 3/25/37	496,485	582,567
Trust 2007-47 PE, 5.00%, 5/25/37	1,320,135	1,500,133
Trust 2009-53 QM, 5.50%, 5/25/39	456,166	477,299
Trust 2009-30 AG, 6.50%, 5/25/39	4,330,726	5,068,634
Trust 2009-40 TB, 6.00%, 6/25/39	1,751,534	2,034,732
Trust 2001-T3 A1, 7.50%, 11/25/40	65,469	74,036

	Par Value	Value
Trust 2010-123 WT, 7.00%, 11/25/40	$18,158,786	$21,688,675
Trust 2001-T7 A1, 7.50%, 2/25/41	75,905	90,711
Trust 2001-T5 A2, 6.977%, 6/19/41(b)	29,337	34,507
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	149,378	177,381
Trust 2001-T4 A1, 7.50%, 7/25/41	1,181,267	1,422,343
Trust 2011-58 AT, 4.00%, 7/25/41	5,143,209	5,705,905
Trust 2001-T10 A1, 7.00%, 12/25/41	1,240,535	1,468,450
Trust 2013-106 MA, 4.00%, 2/25/42	13,157,629	14,272,729
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,581,143	1,800,417
Trust 2002-W8 A2, 7.00%, 6/25/42	963,279	1,166,173
Trust 2002-90 A1, 6.50%, 6/25/42	3,007,720	3,540,802
Trust 2002-T16 A3, 7.50%, 7/25/42	2,314,934	2,859,129
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,777,713	5,779,287
Trust 2003-W4 3A, 5.571%, 10/25/42(b)	1,386,366	1,614,921
Trust 2012-121 NB, 7.00%, 11/25/42	611,734	744,113
Trust 2003-W1 2A, 5.663%, 12/25/42(b)	1,730,019	1,937,310
Trust 2003-7 A1, 6.50%, 12/25/42	2,527,971	2,923,756
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,048,557	1,235,377
Trust 2004-W2 2A2, 7.00%, 2/25/44	77,287	91,360
Trust 2004-W2 5A, 7.50%, 3/25/44	2,225,023	2,605,124
Trust 2004-W8 3A, 7.50%, 6/25/44	1,749,452	2,098,151
Trust 2004-W15 1A2, 6.50%, 8/25/44	475,712	560,942
Trust 2005-W1 1A3, 7.00%, 10/25/44	4,143,786	5,023,783
Trust 2001-79 BA, 7.00%, 3/25/45	377,959	441,889
Trust 2006-W1 1A1, 6.50%, 12/25/45	214,763	253,403
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,614,534	1,932,094
Trust 2006-W1 1A3, 7.50%, 12/25/45	27,021	32,902
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,765,121	2,124,225
Trust 2007-W10 1A, 6.213%, 8/25/47(b)	5,231,744	6,057,054
Trust 2007-W10 2A, 6.301%, 8/25/47(b)	1,557,503	1,793,977
USD LIBOR 1-Month
+0.55%, 0.698%, 9/25/43	20,220,300	20,432,951
+0.40%, 0.548%, 7/25/44	1,082,510	1,071,231
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	89,865	106,023
Series 3312 AB, 6.50%, 6/15/32	1,696,454	1,995,117
Series T-41 2A, 5.169%, 7/25/32(b)	158,144	173,675
Series 2587 ZU, 5.50%, 3/15/33	2,276,091	2,602,017
Series 2610 UA, 4.00%, 5/15/33	1,003,112	1,100,877
Series T-48 1A, 4.778%, 7/25/33(b)	1,882,781	2,105,936
Series 2708 ZD, 5.50%, 11/15/33	8,525,190	9,762,641
Series 3204 ZM, 5.00%, 8/15/34	4,010,496	4,574,125
Series 3330 GZ, 5.50%, 6/15/37	404,447	455,920
Series 3427 Z, 5.00%, 3/15/38	1,763,731	2,017,410
Series T-51 1A, 6.50%, 9/25/43(b)	44,815	56,219
Series 4283 DW, 4.50%, 12/15/43(b)	41,096,508	46,907,558
Series 4283 EW, 4.50%, 12/15/43(b)	24,477,226	26,615,911
Series 4281 BC, 4.50%, 12/15/43(b)	68,992,023	78,038,264
Series 4319 MA, 4.50%, 3/15/44(b)	13,967,391	15,752,660
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 8

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Ginnie Mae
USD LIBOR 1-Month
+0.50%, 0.64%, 6/20/68	$36,866,370	$36,967,435
+0.50%, 0.64%, 11/20/68	31,832,557	31,921,344
+0.65%, 0.79%, 10/20/64	6,654,704	6,704,959
+0.63%, 0.77%, 4/20/65	9,529,607	9,593,582
+0.60%, 0.74%, 7/20/65	6,543,849	6,580,510
+0.60%, 0.74%, 8/20/65	6,580,424	6,616,926
+0.62%, 0.76%, 9/20/65	1,347,680	1,356,718
+0.75%, 0.89%, 11/20/65	26,133,534	26,415,442
+0.90%, 1.04%, 3/20/66	15,913,851	16,169,184
+0.90%, 1.04%, 4/20/66	18,607,382	18,908,468
+0.78%, 0.92%, 9/20/66	9,536,071	9,650,660
+0.75%, 0.89%, 10/20/66	46,028,887	46,560,870
+0.80%, 0.94%, 11/20/66	19,957,702	20,230,548
+0.81%, 0.95%, 12/20/66	12,046,515	12,215,135
+0.57%, 0.71%, 9/20/67	25,877,147	26,038,100
+0.60%, 0.74%, 9/20/69	37,368,246	37,726,331
+0.60%, 0.74%, 11/20/69	30,435,910	30,780,134
+0.65%, 0.79%, 11/20/69	37,463,962	38,051,251
+0.65%, 0.79%, 11/20/69	116,927,194	118,476,339
+0.65%, 0.79%, 11/20/69	23,389,957	23,716,100
+0.55%, 0.702%, 3/20/70	116,169,551	117,101,406
USD LIBOR 12-Month
+0.30%, 0.749%, 9/20/66	16,333,649	16,327,777
+0.28%, 0.61%, 12/20/66	30,837,320	30,777,937
+0.30%, 2.263%, 1/20/67	83,186,584	83,151,155
+0.31%, 2.273%, 1/20/67	33,006,236	33,004,859
+0.30%, 2.263%, 1/20/67	89,966,297	89,928,062
+0.25%, 2.057%, 2/20/67	16,894,424	16,893,201
+0.20%, 2.007%, 3/20/67	2,983,141	2,977,119
+0.30%, 1.454%, 4/20/67	21,455,701	21,480,257
+0.20%, 1.202%, 5/20/67	39,361,406	39,255,969
+0.30%, 1.302%, 5/20/67	17,513,597	17,536,011
+0.20%, 1.036%, 6/20/67	88,284,698	87,998,037
+0.30%, 1.136%, 6/20/67	20,126,821	20,145,626
+0.20%, 0.739%, 8/20/67	20,122,904	20,040,799
+0.27%, 0.719%, 9/20/67	61,538,261	61,420,711
+0.25%, 0.699%, 9/20/67	20,267,598	20,219,175
+0.25%, 0.683%, 10/20/67	43,263,415	43,138,678
+0.23%, 0.663%, 10/20/67	142,232,166	141,680,306
+0.23%, 0.663%, 10/20/67	65,409,218	65,168,898
+0.22%, 0.653%, 10/20/67	28,461,247	28,361,966
+0.20%, 0.558%, 11/20/67	14,991,273	14,913,864
+0.22%, 0.578%, 11/20/67	20,481,262	20,390,485
+0.22%, 0.578%, 11/20/67	118,109,684	117,527,120
+0.06%, 2.055%, 12/20/67	48,865,168	48,374,361
+0.18%, 0.51%, 12/20/67	31,019,357	30,804,424
+0.15%, 2.113%, 1/20/68	14,233,434	14,123,556
+0.08%, 2.075%, 1/20/68	40,094,996	39,786,028
+0.06%, 2.055%, 1/20/68	93,072,049	92,139,457
+0.10%, 2.095%, 2/20/68	74,180,382	73,441,872
+0.15%, 2.145%, 2/20/68	29,880,648	29,686,627
+0.10%, 2.095%, 2/20/68	40,653,816	40,277,788
+0.04%, 1.847%, 2/20/68	47,373,501	46,909,284
+0.07%, 1.877%, 2/20/68	42,829,667	42,462,809
+0.05%, 0.688%, 2/20/68	21,904,409	21,702,498
+0.05%, 1.857%, 2/20/68	3,390,111	3,359,226
+0.06%, 1.867%, 3/20/68	11,607,466	11,476,355
+0.05%, 1.204%, 3/20/68	51,158,370	50,703,761
+0.03%, 1.184%, 3/20/68	16,016,188	15,833,533
+0.04%, 1.847%, 3/20/68	74,866,337	74,170,672
+0.04%, 1.847%, 3/20/68	28,498,404	28,153,482
+0.02%, 1.174%, 4/20/68	19,974,585	19,691,409

	Par Value	Value
+0.05%, 1.204%, 4/20/68	$35,618,780	$35,176,334
+0.05%, 1.204%, 4/20/68	33,152,437	32,739,606
+0.04%, 1.042%, 5/20/68	36,201,033	35,726,720
+0.15%, 2.887%, 6/20/68	34,723,997	34,465,570
+0.25%, 0.888%, 7/20/68	34,943,874	34,845,692
+0.12%, 0.569%, 8/20/68	29,683,870	29,437,690
+0.10%, 0.533%, 10/20/68	53,717,408	53,137,614
+0.22%, 0.578%, 11/20/68	27,924,905	27,755,104
+0.30%, 0.658%, 11/20/68	31,316,177	31,276,922
+0.40%, 2.207%, 2/20/69	27,034,016	27,195,568
+0.40%, 0.833%, 10/20/69	16,934,658	17,029,714
+0.40%, 0.758%, 10/20/69	25,607,617	25,752,717
+0.50%, 0.858%, 11/20/69	59,181,798	59,755,418
		3,084,649,220
Federal Agency Mortgage Pass-Through: 33.9%
Fannie Mae, 15 Year
5.50%, 1/1/21 - 7/1/25	20,249,977	21,028,072
6.00%, 9/1/21 - 3/1/23	2,503,496	2,552,688
5.00%, 9/1/25	10,084,434	10,582,830
4.00%, 9/1/25	309,477	319,464
3.50%, 10/1/25 - 6/1/34	582,434,781	619,090,640
4.50%, 3/1/29	8,215,026	8,720,428
4.00%, 11/1/33	257,073,921	280,355,163
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	221,223,005	243,604,355
4.00%, 9/1/30 - 3/1/37	1,067,484,356	1,164,112,306
3.50%, 11/1/35 - 10/1/39	241,407,904	256,322,808
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	61,884,286	73,730,899
7.00%, 4/1/32 - 2/1/39	5,192,366	6,030,486
6.50%, 12/1/32 - 8/1/39	25,657,102	29,773,615
5.50%, 2/1/33 - 11/1/39	92,381,777	107,647,795
4.50%, 11/1/35 - 11/1/48	1,413,529,183	1,564,366,192
5.00%, 7/1/37 - 3/1/49	95,135,680	105,655,140
4.00%, 10/1/40 - 2/1/47	298,320,160	324,212,923
3.50%, 8/1/49 - 3/1/50	45,681,584	47,230,261
2.50%, 5/1/50 - 11/1/50	2,725,060,207	2,896,221,770
2.00%, 6/1/50 - 12/1/50	1,537,983,033	1,601,232,280
2.00%, 12/1/50	257,300,439	267,990,310
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	104,101,225	118,797,523
Fannie Mae, Hybrid ARM
2.612%, 10/1/33(b)	760,856	796,206
3.098%, 7/1/34 - 1/1/48(b)	2,885,784	3,007,623
2.232%, 8/1/34(b)	1,015,140	1,043,462
2.518%, 8/1/34(b)	97,337	98,553
2.142%, 9/1/34(b)	806,170	846,633
1.874%, 10/1/34(b)	548,137	565,306
3.316%, 1/1/35(b)	542,779	555,091
2.034%, 1/1/35(b)	368,327	370,843
3.372%, 4/1/35(b)	1,122,724	1,161,775
2.956%, 6/1/35(b)	221,073	223,482
2.678%, 7/1/35(b)	796,682	835,003
2.444%, 7/1/35(b)	312,653	323,996
2.306%, 7/1/35(b)	123,756	125,110
2.349%, 7/1/35(b)	253,218	256,186
2.474%, 8/1/35(b)	919,190	962,545
2.042%, 8/1/35(b)	1,722,854	1,807,598
1.974%, 8/1/35(b)	529,345	540,579
2.387%, 9/1/35(b)	585,914	594,150
1.997%, 10/1/35(b)	663,349	686,641
2.295%, 10/1/35 - 9/1/42(b)	1,713,237	1,761,838
2.372%, 11/1/35(b)	567,985	588,034
2.968%, 12/1/35(b)	154,684	155,296
PAGE 9 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
2.597%, 1/1/36(b)	$1,292,824	$1,347,680
2.524%, 1/1/36(b)	1,363,840	1,418,661
3.244%, 1/1/36(b)	5,330,772	5,600,635
2.496%, 7/1/36(b)	57,429	57,621
2.638%, 11/1/36 - 7/1/46(b)	2,296,962	2,381,173
2.835%, 12/1/36(b)	781,127	818,740
2.182%, 12/1/36(b)	452,008	459,526
3.557%, 1/1/37(b)	831,320	865,681
4.001%, 2/1/37(b)	805,375	843,124
3.678%, 4/1/37(b)	320,455	346,447
2.697%, 8/1/37(b)	535,815	556,069
2.772%, 11/1/37 - 12/1/44(b)	5,365,699	5,556,215
3.278%, 5/1/38(b)	1,194,501	1,261,008
2.84%, 5/1/38(b)	54,845,025	57,609,312
2.557%, 9/1/38(b)	109,059	110,458
2.946%, 10/1/38(b)	1,725,576	1,796,867
2.416%, 10/1/38(b)	370,810	375,263
2.914%, 10/1/38(b)	261,435	271,629
2.894%, 6/1/39(b)	232,560	243,169
2.26%, 12/1/39 - 12/1/46(b)	4,877,671	5,048,331
3.502%, 4/1/42(b)	1,970,678	2,051,314
2.149%, 11/1/42(b)	1,937,422	2,007,802
2.263%, 12/1/42(b)	8,189,835	8,472,625
2.874%, 2/1/43(b)	4,440,807	4,593,212
2.527%, 2/1/43(b)	1,110,516	1,158,839
2.334%, 5/1/43(b)	1,804,992	1,864,531
2.408%, 6/1/43(b)	286,487	288,278
2.152%, 9/1/43(b)	761,208	783,076
2.129%, 9/1/43(b)	1,900,438	1,961,393
3.248%, 9/1/43(b)	1,353,614	1,411,562
2.401%, 10/1/43(b)	11,071,355	11,446,648
2.078%, 11/1/43(b)	5,343,624	5,505,277
2.855%, 11/1/43(b)	7,923,606	8,250,642
2.007%, 12/1/43(b)	2,279,719	2,345,916
3.55%, 2/1/44(b)	480,192	483,346
2.938%, 2/1/44(b)	2,697,689	2,783,085
2.807%, 2/1/44(b)	2,143,375	2,206,002
3.536%, 4/1/44(b)	2,639,173	2,733,886
3.005%, 4/1/44(b)	1,394,982	1,441,605
2.985%, 4/1/44(b)	2,635,959	2,731,063
3.164%, 4/1/44(b)	8,964,442	9,349,604
2.737%, 4/1/44 - 9/1/44(b)	19,950,831	20,778,554
3.444%, 5/1/44(b)	2,710,884	2,808,935
2.708%, 5/1/44(b)	8,482,905	8,740,533
2.906%, 7/1/44(b)	1,830,312	1,889,042
2.823%, 7/1/44(b)	4,977,747	5,149,527
2.948%, 7/1/44(b)	5,166,239	5,348,477
2.842%, 7/1/44(b)	5,986,372	6,196,312
3.149%, 7/1/44(b)	4,902,083	5,075,299
3.048%, 7/1/44(b)	2,201,759	2,281,074
3.015%, 8/1/44(b)	3,604,474	3,738,237
2.803%, 8/1/44(b)	9,397,125	9,741,872
2.875%, 8/1/44(b)	2,934,147	3,043,890
2.758%, 8/1/44(b)	3,204,627	3,310,484
2.91%, 9/1/44(b)	7,405,414	7,687,696
2.879%, 9/1/44(b)	1,653,663	1,711,094
2.752%, 9/1/44(b)	4,446,296	4,599,254
2.547%, 9/1/44(b)	3,842,348	3,975,081
3.118%, 9/1/44(b)	2,235,734	2,317,739
2.632%, 10/1/44(b)	6,090,680	6,310,035
2.837%, 10/1/44(b)	3,222,234	3,335,212
2.732%, 10/1/44 - 4/1/46(b)	6,943,841	7,193,537
2.744%, 10/1/44(b)	12,684,562	13,110,706
2.957%, 10/1/44(b)	2,745,167	2,838,420

	Par Value	Value
2.813%, 10/1/44(b)	$7,664,354	$7,955,374
2.887%, 10/1/44 - 10/1/47(b)	5,235,145	5,445,404
2.564%, 10/1/44(b)	2,761,963	2,859,799
2.872%, 10/1/44(b)	3,853,612	3,990,826
2.847%, 10/1/44(b)	4,608,978	4,770,020
2.849%, 10/1/44(b)	6,300,092	6,524,587
2.464%, 10/1/44(b)	2,866,030	2,957,690
2.802%, 11/1/44(b)	7,956,035	8,257,204
2.939%, 11/1/44(b)	6,443,891	6,690,027
2.928%, 11/1/44(b)	8,160,441	8,472,915
2.721%, 11/1/44(b)	2,348,975	2,433,496
2.811%, 11/1/44(b)	3,082,410	3,199,520
2.824%, 11/1/44(b)	4,954,282	5,125,497
2.722%, 12/1/44 - 6/1/46(b)	12,469,426	12,906,952
2.694%, 12/1/44(b)	2,188,250	2,271,379
2.648%, 12/1/44(b)	1,938,818	2,009,346
2.905%, 12/1/44(b)	1,960,694	2,032,276
2.929%, 12/1/44(b)	2,309,946	2,395,991
2.976%, 1/1/45(b)	3,328,625	3,452,560
2.742%, 2/1/45(b)	6,316,094	6,540,470
3.018%, 3/1/45(b)	61,238,014	63,453,456
3.114%, 3/1/45(b)	1,958,064	2,042,930
2.791%, 4/1/45(b)	14,984,429	15,485,764
2.655%, 4/1/45(b)	1,976,774	2,045,983
2.625%, 8/1/45(b)	6,093,794	6,331,397
2.577%, 8/1/45(b)	3,101,768	3,205,906
2.822%, 10/1/45(b)	12,761,012	13,289,438
2.58%, 11/1/45(b)	10,326,409	10,724,445
2.687%, 3/1/46(b)	1,268,111	1,313,094
2.42%, 4/1/46(b)	14,231,852	14,694,496
2.788%, 4/1/46(b)	8,917,031	9,253,273
2.764%, 4/1/46(b)	3,373,886	3,500,528
2.933%, 4/1/46(b)	2,737,377	2,845,504
2.407%, 5/1/46(b)	4,428,169	4,571,019
2.71%, 6/1/46(b)	3,573,193	3,706,941
3.056%, 6/1/47(b)	9,556,181	9,964,447
3.156%, 6/1/47(b)	11,482,259	11,986,001
3.157%, 7/1/47(b)	11,141,862	11,631,111
3.147%, 7/1/47(b)	4,679,025	4,888,061
2.848%, 8/1/47(b)	2,614,369	2,725,694
3.009%, 8/1/47(b)	3,192,809	3,330,286
3.231%, 8/1/47(b)	3,204,494	3,349,057
2.693%, 8/1/47(b)	12,569,287	13,054,137
2.954%, 10/1/47(b)	3,146,070	3,278,389
2.806%, 11/1/47(b)	2,641,332	2,752,434
3.05%, 11/1/47(b)	7,542,838	7,871,783
3.173%, 1/1/48(b)	3,434,091	3,588,991
3.064%, 3/1/48(b)	5,602,163	5,861,979
3.202%, 4/1/48(b)	5,159,098	5,387,978
3.139%, 5/1/48(b)	42,842,823	44,743,029
3.496%, 8/1/48(b)	3,305,777	3,430,463
3.285%, 10/1/48(b)	8,511,247	8,860,205
3.577%, 11/1/48(b)	4,702,353	4,913,473
3.396%, 4/1/49(b)	5,239,388	5,453,586
3.723%, 8/1/49(b)	24,141,525	25,307,407
3.684%, 8/1/49(b)	40,966,177	42,762,934
3.571%, 8/1/49(b)	14,899,297	15,579,695
3.373%, 9/1/49(b)	32,231,955	33,456,452
3.421%, 9/1/49(b)	47,395,738	48,624,616
3.326%, 10/1/49(b)	5,952,320	6,209,781
2.889%, 1/1/50(b)	8,210,461	8,600,355
Fannie Mae Pool, 30 Year
2.50%, 2/1/49(c)	2,455,001,000	2,583,022,281
2.00%, 3/1/50(c)	1,427,805,000	1,477,943,643
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 10

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Freddie Mac, Hybrid ARM
2.416%, 9/1/33(b)	$2,687,301	$2,807,853
3.825%, 2/1/34(b)	1,754,509	1,844,802
2.48%, 8/1/34(b)	406,149	425,457
2.375%, 11/1/34(b)	807,915	849,474
3.625%, 1/1/35 - 4/1/35(b)	390,495	390,913
3.768%, 2/1/35(b)	417,336	439,940
3.321%, 3/1/35(b)	535,664	561,665
2.466%, 8/1/35(b)	554,845	579,946
2.529%, 8/1/35(b)	1,101,590	1,158,326
2.402%, 9/1/35(b)	817,477	826,353
2.485%, 10/1/35(b)	941,360	981,813
3.416%, 1/1/36(b)	1,639,235	1,730,863
2.683%, 1/1/36(b)	1,235,361	1,275,482
2.378%, 1/1/36(b)	495,866	515,503
3.414%, 4/1/36(b)	1,337,900	1,409,834
2.215%, 8/1/36 - 10/1/43(b)	1,833,087	1,898,263
2.25%, 12/1/36(b)	877,991	917,734
3.773%, 1/1/37(b)	740,834	747,218
3.57%, 3/1/37(b)	930,114	939,916
3.439%, 4/1/37(b)	545,781	547,447
3.282%, 4/1/37(b)	674,598	703,125
3.375%, 5/1/37(b)	515,941	518,415
2.698%, 7/1/37(b)	2,513,136	2,626,530
2.585%, 10/1/37(b)	102,581	109,515
4.03%, 1/1/38(b)	251,316	255,971
2.283%, 2/1/38(b)	943,818	976,636
3.501%, 4/1/38(b)	1,402,196	1,470,912
3.444%, 4/1/38(b)	1,475,441	1,550,841
3.684%, 5/1/38(b)	294,792	298,170
3.091%, 6/1/38(b)	1,135,597	1,188,309
2.759%, 10/1/38(b)	187,103	188,547
2.792%, 10/1/38(b)	1,330,372	1,396,261
2.868%, 11/1/39(b)	787,050	826,002
2.621%, 7/1/43(b)	565,064	589,683
2.962%, 8/1/43(b)	8,947,342	9,194,235
2.469%, 1/1/44(b)	1,393,986	1,443,392
3.097%, 1/1/44 - 1/1/45(b)	9,888,035	10,243,991
2.857%, 2/1/44(b)	4,993,402	5,155,705
3.086%, 4/1/44(b)	1,237,630	1,278,707
3.251%, 4/1/44(b)	2,788,385	2,884,212
2.84%, 5/1/44(b)	42,288,453	43,737,110
2.91%, 6/1/44(b)	7,274,533	7,520,016
2.839%, 6/1/44(b)	2,392,627	2,479,449
3.137%, 7/1/44(b)	2,962,863	3,077,171
3.068%, 7/1/44(b)	1,646,802	1,704,311
3.066%, 8/1/44(b)	4,288,734	4,448,856
3.009%, 8/1/44(b)	3,537,639	3,662,905
2.808%, 8/1/44(b)	3,147,191	3,254,831
2.826%, 9/1/44(b)	3,860,639	4,005,593
2.687%, 9/1/44(b)	3,456,573	3,579,449
2.764%, 9/1/44(b)	4,125,954	4,277,053
2.929%, 10/1/44(b)	6,164,089	6,408,557
2.874%, 10/1/44(b)	2,644,812	2,748,768
3.046%, 10/1/44(b)	5,861,273	6,089,799
2.935%, 10/1/44(b)	7,148,154	7,430,576
2.913%, 10/1/44(b)	7,929,740	8,242,221
2.909%, 11/1/44(b)	2,794,901	2,892,823
2.98%, 11/1/44(b)	4,454,784	4,624,050
2.949%, 11/1/44(b)	7,346,266	7,650,995
2.946%, 11/1/44(b)	8,492,365	8,821,045
2.807%, 11/1/44(b)	6,382,618	6,624,700
2.95%, 11/1/44(b)	5,585,599	5,809,187
2.711%, 11/1/44(b)	9,302,542	9,649,433

	Par Value	Value
2.732%, 11/1/44(b)	$3,993,713	$4,144,514
3.056%, 11/1/44(b)	3,361,362	3,503,465
2.941%, 11/1/44 - 12/1/44(b)	17,067,257	17,723,472
2.86%, 11/1/44(b)	4,645,512	4,831,797
2.797%, 12/1/44(b)	7,548,415	7,841,511
2.903%, 12/1/44(b)	6,613,945	6,888,114
2.532%, 12/1/44(b)	1,001,603	1,034,854
2.939%, 12/1/44(b)	4,214,008	4,389,668
2.911%, 1/1/45(b)	6,914,944	7,182,742
2.817%, 1/1/45(b)	4,807,604	4,997,298
2.645%, 1/1/45(b)	6,519,450	6,768,861
2.82%, 1/1/45(b)	3,974,081	4,125,892
2.835%, 2/1/45(b)	6,883,256	7,139,385
2.553%, 4/1/45(b)	3,453,511	3,583,130
2.596%, 5/1/45(b)	19,409,176	20,113,723
2.675%, 6/1/45(b)	2,127,371	2,206,177
2.745%, 8/1/45 - 5/1/46(b)	25,227,754	26,210,418
2.842%, 8/1/45(b)	2,974,400	3,083,909
2.576%, 8/1/45(b)	4,444,429	4,599,871
2.777%, 9/1/45(b)	4,868,225	5,060,548
2.753%, 5/1/46(b)	95,191,248	98,869,060
2.608%, 7/1/46(b)	11,329,347	11,723,225
2.541%, 9/1/46(b)	20,547,869	21,274,658
3.155%, 6/1/47(b)	3,516,945	3,664,790
3.112%, 8/1/47(b)	2,809,113	2,930,191
3.164%, 10/1/47(b)	3,492,166	3,639,973
3.218%, 11/1/47(b)	2,566,758	2,682,104
3.626%, 2/1/49(b)	12,494,034	13,018,845
Freddie Mac Gold, 15 Year
6.00%, 8/1/21 - 11/1/23	1,506,500	1,553,486
5.50%, 12/1/24	111,278	114,375
4.50%, 3/1/25 - 6/1/26	4,171,323	4,405,335
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,166,949	1,307,671
4.50%, 5/1/30 - 1/1/34	57,698,837	63,687,080
4.00%, 9/1/31 - 10/1/35	272,064,998	296,825,220
3.50%, 7/1/35 - 1/1/36	103,591,337	111,963,366
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	1,926,172	2,199,041
6.50%, 12/1/32 - 10/1/38	6,152,496	7,153,950
6.00%, 12/1/33 - 2/1/39	10,548,660	12,600,516
5.50%, 3/1/34 - 12/1/38	30,888,943	36,215,883
4.50%, 3/1/39 - 10/1/47	1,088,773,707	1,202,685,268
4.00%, 11/1/45 - 11/1/47	411,276,196	445,598,663
Freddie Mac Pool, 15 Year
6.00%, 10/1/21	450	455
Freddie Mac Pool, 20 Year
3.50%, 8/1/39	132,338,471	140,407,757
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	6,923	8,051
4.50%, 7/1/42	6,612,795	7,419,153
2.50%, 5/1/50 - 8/1/50	1,446,906,418	1,536,840,158
2.00%, 6/1/50 - 12/1/50	4,129,761,713	4,309,192,601
Ginnie Mae, 20 Year
4.00%, 1/20/35	4,817,581	5,174,067
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	295,399	316,252
7.00%, 5/15/28	118,976	130,695
		23,425,754,095
Private Label CMO & REMIC: 0.0%*
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	2,534,264	2,769,719
PAGE 11 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	$18,412,489	$20,258,759
		23,028,478
		26,533,431,793
		30,870,087,988
Corporate: 39.1%
Financials: 13.6%
Bank of America Corp.
3.004%, 12/20/23(d)	418,804,000	441,001,223
4.20%, 8/26/24	161,580,000	181,259,132
4.25%, 10/22/26	183,292,000	214,950,066
2.496%, 2/13/31(d)	74,640,000	79,229,614
4.083%, 3/20/51(d)	124,260,000	156,669,176
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	263,453,115
4.836%, 5/9/28	49,425,000	57,123,438
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	425,948,875
4.375%, 9/28/25(a)	71,416,000	81,807,189
4.375%, 5/12/26(a)	114,734,000	131,869,502
4.625%, 3/13/27(a)	230,095,000	268,229,102
Boston Properties, Inc.
4.125%, 5/15/21	52,327,000	52,543,331
3.85%, 2/1/23	75,326,000	80,133,173
3.125%, 9/1/23	19,310,000	20,495,568
3.80%, 2/1/24	63,389,000	68,869,556
3.20%, 1/15/25	46,635,000	50,968,029
3.65%, 2/1/26	28,645,000	32,637,545
4.50%, 12/1/28	59,475,000	71,103,351
2.90%, 3/15/30	16,188,000	17,421,876
3.25%, 1/30/31	108,540,000	119,599,825
Capital One Financial Corp.
3.50%, 6/15/23	128,092,000	137,446,846
3.75%, 4/24/24	14,520,000	15,902,558
3.20%, 2/5/25	45,441,000	49,574,000
4.20%, 10/29/25	125,944,000	143,641,662
Citigroup, Inc.
3.50%, 5/15/23	72,075,000	77,210,160
4.00%, 8/5/24	30,990,000	34,485,288
4.412%, 3/31/31(d)	88,860,000	107,677,293
USD LIBOR 3-Month
+6.37%, 6.584%, 10/30/40(e)	423,267,200	480,831,539
Equity Residential
4.625%, 12/15/21	107,657,000	110,758,734
3.00%, 4/15/23	46,830,000	49,309,293
3.375%, 6/1/25	12,290,000	13,580,516
HSBC Holdings PLC (United Kingdom)
9.30%, 6/1/21	100,000	103,326
3.262%, 3/13/23(d)	13,570,000	14,024,878
3.60%, 5/25/23	63,100,000	67,866,960
3.95%, 5/18/24(d)	132,355,000	142,758,353
4.30%, 3/8/26	114,950,000	132,420,247
4.95%, 3/31/30	65,743,000	82,253,113
2.848%, 6/4/31(d)	105,275,000	113,043,440
2.357%, 8/18/31(d)	32,125,000	33,160,344
6.50%, 5/2/36	223,527,000	323,392,918
6.50%, 9/15/37	258,950,000	378,512,399
6.80%, 6/1/38	34,735,000	52,554,480
JPMorgan Chase & Co.
3.375%, 5/1/23	46,473,000	49,666,709
4.125%, 12/15/26	118,674,000	138,778,426
4.25%, 10/1/27	130,835,000	155,198,929
8.75%, 9/1/30(e)	80,637,000	119,955,557

	Par Value	Value
2.739%, 10/15/30(d)	$9,930,000	$10,805,793
4.493%, 3/24/31(d)	364,895,000	448,635,695
2.522%, 4/22/31(d)	67,355,000	72,357,267
2.956%, 5/13/31(d)	101,265,000	111,010,299
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	129,845,000	141,891,926
4.50%, 11/4/24	216,152,000	241,785,840
4.582%, 12/10/25	29,643,000	33,895,513
4.65%, 3/24/26	51,802,000	59,602,576
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	345,692,000	380,169,605
6.10%, 6/10/23	19,542,000	21,903,256
6.00%, 12/19/23	235,736,000	269,377,375
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(d)	291,351,000	352,391,948
5.459%, 6/30/35(a)(d)	135,975,000	149,635,522
Unum Group
7.25%, 3/15/28	18,694,000	23,776,852
6.75%, 12/15/28	8,052,000	10,163,363
Wells Fargo & Co.
3.55%, 8/14/23	242,380,000	261,755,840
4.10%, 6/3/26	128,880,000	147,705,753
4.30%, 7/22/27	157,735,000	184,739,230
2.879%, 10/30/30(d)	46,670,000	50,889,978
2.572%, 2/11/31(d)	43,705,000	46,228,987
5.013%, 4/4/51(d)	372,377,000	528,942,478
		9,387,085,750
Industrials: 23.5%
AbbVie, Inc.
4.05%, 11/21/39	152,385,000	183,852,077
4.25%, 11/21/49	150,605,000	188,763,671
Anheuser-Busch InBev SA/NV (Belgium)
3.50%, 6/1/30	96,255,000	111,439,253
5.55%, 1/23/49	111,244,000	157,888,760
4.50%, 6/1/50	60,410,000	76,012,450
4.60%, 6/1/60	66,595,000	85,026,067
AT&T, Inc.
2.75%, 6/1/31	104,270,000	111,391,856
8.75%, 11/15/31	100,018,000	155,849,808
4.50%, 3/9/48	46,095,000	55,048,037
3.50%, 9/15/53(a)	87,302,000	86,969,207
3.55%, 9/15/55(a)	106,017,000	105,453,273
3.65%, 9/15/59(a)	330,341,000	331,306,603
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	325,285,749
4.25%, 12/15/25(a)	69,030,000	78,890,185
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	51,400,000	53,332,419
2.726%, 3/25/31	71,660,000	74,178,242
3.734%, 9/25/40	22,010,000	22,926,542
3.984%, 9/25/50	89,773,000	93,522,575
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	222,424	222,882
3.05%, 9/1/22	39,190,000	40,711,271
5.943%, 1/15/23	2,963	3,000
3.85%, 9/1/23	78,735,000	85,297,850
5.72%, 1/15/24	7,696,579	8,189,628
5.629%, 4/1/24	9,036,200	9,574,531
5.342%, 4/1/24	2,040,771	2,153,146
5.996%, 4/1/24	21,369,538	23,489,657
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 12

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
3.442%, 6/16/28(a)	$71,318,031	$80,551,149
Cemex SAB de CV (Mexico)
5.70%, 1/11/25(a)	225,476,000	230,436,472
7.75%, 4/16/26(a)	172,448,000	181,846,416
7.375%, 6/5/27(a)	57,014,000	64,881,932
5.20%, 9/17/30(a)	100,810,000	110,538,165
Charter Communications, Inc.
4.00%, 9/1/21	40,204,000	40,774,510
4.908%, 7/23/25	108,025,000	125,508,996
6.55%, 5/1/37	45,728,000	62,704,472
6.75%, 6/15/39	110,957,000	157,731,976
6.484%, 10/23/45	453,635,000	642,793,854
5.375%, 5/1/47	56,740,000	70,712,784
5.75%, 4/1/48	208,915,000	272,947,216
4.80%, 3/1/50	9,905,000	11,818,487
Cigna Corp.
3.75%, 7/15/23	42,917,000	46,393,379
4.125%, 11/15/25	47,075,000	54,213,999
7.875%, 5/15/27	26,556,000	36,113,519
4.375%, 10/15/28	59,587,000	71,990,600
Coca-Cola Co.
3.45%, 3/25/30	84,605,000	99,672,199
1.65%, 6/1/30	246,920,000	253,390,371
Cox Enterprises, Inc.
3.25%, 12/15/22(a)	93,518,000	98,499,514
2.95%, 6/30/23(a)	248,800,000	261,709,926
3.85%, 2/1/25(a)	229,175,000	255,526,972
3.35%, 9/15/26(a)	138,027,000	155,047,693
3.50%, 8/15/27(a)	48,107,000	54,364,967
CRH PLC (Ireland)
3.875%, 5/18/25(a)	104,462,000	117,730,481
CSX Corp.
6.251%, 1/15/23	9,709,328	10,717,617
CVS Health Corp.
4.30%, 3/25/28	32,995,000	39,273,725
3.75%, 4/1/30	82,424,000	95,873,291
4.78%, 3/25/38	77,610,000	97,933,661
4.125%, 4/1/40	57,090,000	68,068,580
Dell Technologies, Inc.
5.45%, 6/15/23(a)	14,987,000	16,574,974
6.02%, 6/15/26(a)	29,345,000	35,822,144
6.10%, 7/15/27(a)	41,955,000	52,130,503
Dillard's, Inc.
7.875%, 1/1/23	275,000	298,426
7.75%, 7/15/26	20,806,000	23,583,374
7.75%, 5/15/27	12,723,000	13,944,098
7.00%, 12/1/28	27,945,000	30,079,739
Dow, Inc.
7.375%, 11/1/29	68,450,000	97,539,598
9.40%, 5/15/39	152,306,000	273,230,931
5.25%, 11/15/41	39,523,000	52,166,955
Elanco Animal Health, Inc.
4.912%, 8/27/21	32,550,000	33,282,375
5.272%, 8/28/23	32,450,000	35,451,625
5.90%, 8/28/28	85,917,000	101,382,060
Exxon Mobil Corp.
2.61%, 10/15/30	102,155,000	111,519,125
4.227%, 3/19/40	146,850,000	182,530,720
4.327%, 3/19/50	135,715,000	176,058,864
3.452%, 4/15/51	99,100,000	113,047,832
FedEx Corp.
4.25%, 5/15/30	81,130,000	98,523,239
5.25%, 5/15/50	138,885,000	196,393,624
Ford Motor Credit Co. LLC(f)

	Par Value	Value
5.75%, 2/1/21	$191,003,000	$191,480,508
5.875%, 8/2/21	175,825,000	179,956,888
3.813%, 10/12/21	192,840,000	195,009,450
5.596%, 1/7/22	104,875,000	108,407,190
3.219%, 1/9/22	45,740,000	46,164,264
4.25%, 9/20/22	8,142,000	8,403,847
4.14%, 2/15/23	125,816,000	129,590,480
4.375%, 8/6/23	68,877,000	71,459,888
4.063%, 11/1/24	117,690,000	123,641,583
3.375%, 11/13/25	69,490,000	71,161,929
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	13,024,014
4.125%, 6/15/29	110,748,000	128,416,335
5.125%, 6/15/39	38,610,000	49,344,644
5.25%, 6/15/49	77,501,000	102,199,918
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	574,850,000	647,283,739
3.875%, 7/26/29(a)	193,980,000	216,716,466
Kinder Morgan, Inc.
6.50%, 2/1/37	50,356,000	65,172,466
6.95%, 1/15/38	96,214,000	131,508,859
6.50%, 9/1/39	71,826,000	93,096,693
5.00%, 8/15/42	77,997,000	90,692,243
5.00%, 3/1/43	85,448,000	99,526,780
5.50%, 3/1/44	95,950,000	120,376,418
5.40%, 9/1/44	68,607,000	85,450,985
5.55%, 6/1/45	10,371,000	13,309,248
5.20%, 3/1/48	27,622,000	35,077,350
LyondellBasell Industries NV (Netherlands)
3.375%, 5/1/30	72,225,000	80,876,195
2.25%, 10/1/30	19,985,000	20,638,043
4.20%, 5/1/50	39,685,000	46,167,320
3.625%, 4/1/51	54,425,000	59,363,861
Macy's, Inc.
6.70%, 7/15/34(a)	77,735,000	69,572,825
4.50%, 12/15/34	94,667,000	72,740,229
6.375%, 3/15/37	21,144,000	17,710,426
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	22,635,043
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	202,029,713
3.20%, 8/15/26	61,615,000	57,610,025
3.50%, 8/15/29	150,285,000	137,536,323
4.30%, 8/15/39	10,695,000	8,996,099
Oracle Corp.
2.95%, 4/1/30	130,470,000	145,806,039
3.60%, 4/1/40	83,055,000	97,186,409
Prosus NV(f) (Netherlands)
5.50%, 7/21/25(a)	360,213,000	413,344,418
4.85%, 7/6/27(a)	190,473,000	218,975,380
3.68%, 1/21/30(a)	158,560,000	172,450,519
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	69,698,114
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	264,214,000	289,543,668
5.875%, 8/15/76(d)(e)	182,701,000	203,711,615
5.30%, 3/15/77(d)(e)	285,866,000	303,017,960
5.50%, 9/15/79(d)(e)	143,253,000	157,578,300
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	284,531,000	309,427,463
7.20%, 7/18/36	60,658,000	81,837,954
7.721%, 6/4/38	164,712,000	228,949,680
The Kraft Heinz Co.
PAGE 13 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments  December 31, 2020
Debt Securities (continued)
	Par Value	Value
5.20%, 7/15/45	$47,070,000	$55,889,475
5.50%, 6/1/50(a)	39,909,000	50,197,242
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	118,919,776
The Williams Companies, Inc.
3.50%, 11/15/30	127,585,000	144,422,003
T-Mobile U.S., Inc.
3.875%, 4/15/30(a)	166,820,000	193,179,228
4.375%, 4/15/40(a)	51,475,000	62,818,546
4.50%, 4/15/50(a)	30,705,000	37,871,086
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	170,130,592
5.25%, 6/6/29(a)	221,190,000	246,350,363
Union Pacific Corp.
6.061%, 1/17/23	1,939,227	2,070,314
4.698%, 1/2/24	384,230	396,307
5.082%, 1/2/29	3,699,868	4,078,350
5.866%, 7/2/30	23,684,753	27,941,520
6.176%, 1/2/31	21,425,346	25,660,353
Verizon Communications, Inc.
4.272%, 1/15/36	164,849,000	204,229,130
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	203,250,000	252,939,552
Xerox Holdings Corp.
4.07%, 3/17/22	2,349,000	2,419,470
Zoetis, Inc.
4.50%, 11/13/25	164,514,000	191,994,448
		16,275,489,429
Utilities: 2.0%
Dominion Energy, Inc.
4.104%, 4/1/21	96,511,000	97,368,000
3.375%, 4/1/30	23,545,000	26,805,982
5.75%, 10/1/54(d)(e)	236,386,000	263,355,855
Enel SPA (Italy)
4.625%, 9/14/25(a)	119,288,000	138,893,564
3.625%, 5/25/27(a)	37,855,000	42,938,305
6.80%, 9/15/37(a)	180,474,000	265,310,323
6.00%, 10/7/39(a)	161,210,000	229,729,385
The Southern Co.
4.00%, 1/15/51(d)(e)	285,818,000	302,702,658
		1,367,104,072
		27,029,679,251
Total Debt Securities (Cost $63,152,335,018)		$67,715,699,475
Short-Term Investments: 7.0%
	Par Value/ Shares	Value
Repurchase Agreements: 6.6%
Fixed Income Clearing Corporation(g) 0.000%, dated 12/31/20, due 1/4/21, maturity value $4,560,470,000	$4,560,470,000	$4,560,470,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	275,665,884	$275,665,884
Total Short-Term Investments (Cost $4,836,135,884)		$4,836,135,884
Total Investments In Securities (Cost $67,988,470,902)	105.0%	$72,551,835,359
Other Assets Less Liabilities	(5.0)%	(3,424,380,763)
Net Assets	100.0%	$69,127,454,596
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(c)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary (see below)
(g)
Repurchase agreement is collateralized by U.S. Treasury Bills, 5/27/21-7/1/21,
U.S. Treasury Inflation Indexed Notes 0.625%, 7/15/21, U.S. Treasury Notes 1.625%-
2.875%, 6/30/21-11/30/21 and Cash Management Bills 5/11/21-5/25/21. Total
collateral value is $4,651,679,904.

*	Rounds to 0.0%.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 14

Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value (cost $67,988,470,902)	$72,551,835,359
Receivable for investments sold	4,170,959,900
Receivable for Fund shares sold	138,252,620
Dividends and interest receivable	398,240,306
Prepaid expenses and other assets	145,284
77,259,433,469
Liabilities:
Cash received as collateral for TBA securities	7,210,000
Payable for investments purchased	8,051,171,904
Payable for Fund shares redeemed	48,380,569
Management fees payable	23,157,445
Accrued expenses	2,058,955
8,131,978,873
Net Assets	$69,127,454,596
Net Assets Consist of:
Paid in capital	$64,141,987,931
Distributable earnings	4,985,466,665
$69,127,454,596
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,717,369,892
Net asset value per share	$14.65

Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends	$37,863,429
Interest	1,827,489,833
1,865,353,262
Expenses:
Management fees	261,218,580
Custody and fund accounting fees	823,963
Transfer agent fees	9,359,940
Professional services	210,510
Shareholder reports	1,804,441
Registration fees	1,027,482
Trustees fees	401,667
Miscellaneous	849,157
275,695,740
Net Investment Income	1,589,657,522
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	1,996,879,661
Swaps	28,768,096
Net change in unrealized appreciation/depreciation
Investments in securities	2,133,558,949
Net realized and unrealized gain	4,159,206,706
Net Change in Net Assets From Operations	$5,748,864,228

Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$1,589,657,522	$1,850,664,346
Net realized gain (loss)	2,025,647,757	574,964,845
Net change in unrealized appreciation/depreciation	2,133,558,949	2,970,391,945
	5,748,864,228	5,396,021,136
Distributions to Shareholders:
Total distributions	(3,090,813,861)	(2,203,565,377)
Fund Share Transactions:
Proceeds from sale of shares	18,478,347,040	15,958,728,359
Reinvestment of distributions	2,703,016,903	1,912,882,574
Cost of shares redeemed	(18,257,521,269)	(11,832,125,919)
Net change from Fund share transactions	2,923,842,674	6,039,485,014
Total change in net assets	5,581,893,041	9,231,940,773
Net Assets:
Beginning of year	63,545,561,555	54,313,620,782
End of year	$69,127,454,596	$63,545,561,555
Share Information:
Shares sold	1,274,264,860	1,153,948,397
Distributions reinvested	187,787,758	137,478,496
Shares redeemed	(1,275,444,569)	(857,254,896)
Net change in shares outstanding	186,608,049	434,171,997
PAGE 15 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Dodge & Cox Income Fund ■ PAGE 16

Notes to Financial Statements
Indemnification  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$6,310,093,155
Government-Related	—	3,505,839,081
Securitized	—	30,870,087,988
Corporate	—	27,029,679,251
Short-Term Investments
Repurchase Agreements	—	4,560,470,000
Money Market Fund	275,665,884	—
Total Securities	$275,665,884	$72,276,169,475
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Index credit default swaps Index credit default swaps are agreements under which a credit protection buyer makes periodic payments to the seller in exchange for credit protection in respect of an equally weighted index of corporate issuers. If a credit event occurs with respect to any issuer in the index, the buyer receives a payment equal to the difference between par and the market value of the issuer’s debt, applied to the portion of the swap represented by that issuer.
Upon entering into centrally cleared index credit default swaps, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from its clearing broker are made on a daily basis based on changes in the market value of the swap. Changes in the market value of credit default swaps are recorded as unrealized appreciation or depreciation on the Statement of Operations. Realized gains and losses on swaps are recorded on the Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or maturity of the swaps. Cash deposited with the clearing broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in index credit default swaps may include certain risks, which may be different from, and potentially greater than, investing directly in debt issued by the index constituents.
The Fund did not hold index credit default swaps at December 31, 2020.
Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Credit Derivatives
Net realized gain (loss)
Swaps	$28,768,096
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Swaps	USD notional value	0-3%
The Fund may enter into various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset
PAGE 17 ■ Dodge & Cox Income Fund

Notes to Financial Statements
provisions in the ISDA agreements. The Fund did not hold derivatives that are subject to enforceable master netting arrangements at December 31, 2020.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, U.S. Treasury inflation-protected securities, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$2,466,786,415	$1,993,518,195
	($0.546 per share)	($0.462 per share)
Long-term capital gain	$624,027,446	$210,047,182
	($0.137 per share)	($0.047 per share)
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$295,230,732
Undistributed long-term capital gain	$126,872,561
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$67,988,471,988
Unrealized appreciation	4,669,717,519
Unrealized depreciation	(106,354,148)
Net unrealized appreciation	4,563,363,371
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2020, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $47,442,259 attributable to the redemption in-kind. For tax purposes, no capital gain on the redemption in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $399,036 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $11,463,507,312 and $8,556,404,176, respectively. For the year ended December 31, 2020, purchases and sales of U.S. government securities aggregated $50,465,246,192 and $51,168,355,817, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate
Dodge & Cox Income Fund ■ PAGE 18

Notes to Financial Statements
Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.03	$13.26	$13.76	$13.59	$13.29
Income from investment operations:
Net investment income	0.35	0.44	0.41	0.38	0.42
Net realized and unrealized gain (loss)	0.96	0.84	(0.45)	0.21	0.32
Total from investment operations	1.31	1.28	(0.04)	0.59	0.74
Distributions to shareholders from:
Net investment income	(0.36)	(0.43)	(0.40)	(0.38)	(0.42)
Net realized gain	(0.33)	(0.08)	(0.06)	(0.04)	(0.02)
Total distributions	(0.69)	(0.51)	(0.46)	(0.42)	(0.44)
Net asset value, end of year	$14.65	$14.03	$13.26	$13.76	$13.59
Total return	9.45%	9.73%	(0.31)%	4.36%	5.62%
Ratios/supplemental data:
Net assets, end of year (millions)	$69,127	$63,546	$54,314	$54,287	$46,632
Ratio of expenses to average net assets	0.42%	0.42%	0.42%	0.43%	0.43%
Ratio of net investment income to average net assets	2.43%	3.12%	3.02%	2.80%	3.11%
Portfolio turnover rate	94%	49%	37%	19%	27%
See accompanying Notes to Financial Statements
PAGE 19 ■ Dodge & Cox Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Income Fund ■ PAGE 20

Special 2020 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $624,027,446 as long-term capital gain distributions in 2020.
For shareholders that are corporations, the Fund designates 64% of its ordinary dividends paid to shareholders in 2020 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity, especially in the fixed income markets, created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund.
During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
PAGE 21 ■ Dodge & Cox Income Fund

Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With
Dodge & Cox Income Fund ■ PAGE 22

respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders
PAGE 23 ■ Dodge & Cox Income Fund

over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ■ PAGE 24

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)
Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*
The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 25 ■ Dodge & Cox Income Fund

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Annual Report
December 31, 2020
Global Bond Fund
ESTABLISHED 2014
TICKER: DODLX

12/20 GBF AR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Bond Fund had a total return of 11.9% for the year ended December 31, 2020, compared to 5.6% for the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged).
Market Commentary
The financial markets were volatile over the course of 2020. The coronavirus (COVID-19) pandemic hit in the spring, causing a rapid and large sell-off in risk assets, such as corporate bonds, equities, and commodities, and a flight to safe-haven assets, such as U.S. Treasuries. To bolster the economy and markets, global policymakers swiftly took actions—cutting interest rates, expanding asset purchase programs, and enacting substantial fiscal stimulus packages. The markets rebounded rapidly, and continued to strengthen throughout the second half of the year, bolstered by improved prospects for a COVID-19 vaccine and hope for a revival of economic activity in 2021. Bond market returns were strong in this environment, driven primarily by price gains from falling interest rates.
Despite the vibrant mood of the market, the economic and human toll of the pandemic remains severe. The IMF projects that world output declined by more than 4% in 2020, with negative growth from virtually all major countries (except China). Given this backdrop and the fragility of the economic recovery, global policymakers have been exceptionally active. Since cutting the policy rate to effectively zero in March and expanding its asset purchase program (including corporate bond purchases), the U.S. Federal Reserve (Fed) has signaled that it does not plan to increase the policy rate until at least 2024. The European Central Bank initiated and subsequently expanded its Pandemic Emergency Purchase Program, while the Bank of England cut rates and expanded its quantitative easing measures too. On the fiscal front, U.S. and European Union policymakers put in place significant stimulus measures. Notably, the extraordinary policy support was not restricted to developed countries. Emerging market policymakers also embraced such programs, cutting rates to historic lows, launching quantitative easing programs, and boosting government spending.
The tepid outlook for economic growth and inflation, coupled with extremely accommodative monetary policies, have left global interest rates quite low. At year end, 10-year yields of all G-10 countries were under 1%, and there was nearly $18 trillion of negative-yielding debt outstanding globally. During the year, U.S. and Canadian 10-year rates fell the most (around 100 basis pointsa each) among developed markets. In emerging markets, 10-year rates in economies like Peru, the Philippines, Indonesia, and Mexico declined even more. However, interest rates for a handful of countries with more challenged political and economic environments (e.g., Brazil, Turkey, South Africa) actually rose slightly. This dichotomy reflects the wide differentials in economic fundamentals and pandemic responses across countries, and underscores the importance of country selection in managing a global portfolio.
The moves in creditb markets during the early part of the year were extraordinary. During the first quarter, investment-grade yield premiumsc tripled in less than a month, a pace that exceeded that of the 2008-09 financial crisis. However, the tide turned starting in April, and corporate yield premiums went on to recover to near pre-
pandemic levels. Corporate bond issuance hit record-highs, enabling many companies to improve their liquidity positions and balance sheets. Furthermore, central banks also remain committed to supporting fixed income markets through a suite of corporate credit and liquidity facilities.
Currency markets also fluctuated significantly. In the depth of the market panic, investors flocked to safe havens like the U.S. dollar, while currencies of economies with weak fundamentals or those dependent on commodity exports fell dramatically. However, as investor sentiment improved, these trends generally reversed course. After peaking in March, the U.S. dollar fell nearly 12% through year end, closing at levels not seen since early 2018. From a regional standpoint, European and Asian currencies tended to appreciate to a greater extent, while Latin American currencies lagged. Given the significant fall in oil prices during the year (down 20%), the currencies of oil exporters like Russia and Colombia depreciated. In addition, the Turkish lira and Brazilian real both fell over 20% as these countries contended with unique political, economic, and pandemic-related challenges.
Investment Strategy
The significant volatility and uncertainty that characterized 2020 provided a fertile environment for Dodge & Cox’s active and price-disciplined approach to investing in global bonds. All three of the primary return levers that we use in the Fund—credit, rates, and currencies—contributed to the Fund’s strong performance. During the year, as asset prices/valuations shifted, we made several changes to portfolio positioning—significantly increasing the Fund’s credit holdings during the market sell-off in the spring (and subsequently trimming some of them), moderately increasing the Fund’s non-U.S. currency exposure, and incrementally increasing the Fund’s duration.d
Credit: Don’t Sit Still
While credit valuations started and ended the year at similar levels, the journey between those two points was a wild one, in which our valuation discipline and security selection skills added significant value. The Fund’s credit holdings were the largest contributors to the Fund’s overall return. We came into the year having reduced the Fund’s credit exposure by 18 percentage points in 2019 and continued trimming early in 2020. In March and April, when valuations fell to exceptional levels, we purchased the bonds of a number of strong, highly rated companies that were trading at valuations typically associated with high-yield issuers. Examples include Coca-Cola, Exxon, State of California, Exelon, and Wells Fargo.e Overall, these purchases performed phenomenally, in a surprisingly brief timeframe. As valuations recovered, we unwound many of these additions, reducing the Fund’s credit holdings from a peak of 62% in March, to 48% at year end. These sales were based primarily on valuation considerations, rather than concerns about the issuers’ fundamentals. Overall corporate fundamentals are fairly healthy, as many companies have recently boosted liquidity, increased focus on reducing debt, and benefited from low debt costs. Although valuations are less attractive than they were in the spring, we continue
PAGE 1 ■ Dodge & Cox Global Bond Fund

to have conviction in the Fund’s carefully researched 59 credit issuers, which offer significantly more yield than “risk-free” government securities.
One issuer that we added to during the year was Prosus, a global consumer internet group with equity stakes in several technology companies, including an approximately $200 billion investment in Tencent, a dominant Chinese internet company. Though subject to bouts of volatility because of its China and emerging markets exposure, we believe Prosus is a sound credit, with an asset value that more than adequately covers its ~$6 billion of debt. Further, Prosus bonds offer substantial incremental yield relative to comparably rated corporate bonds. In addition to purchasing more bonds in the midst of the March sell-off, we replaced some of the Fund’s U.S. dollar bonds with euro-denominated debt during the fourth quarter. This swap allowed us to pick up additional yield premium.
We reinvested proceeds from credit sales primarily into attractively priced generic Agencyf-guaranteed mortgage securities, which are highly liquid and highly rated (with negligible credit risk), and offer an attractive risk/return profile. If credit or other areas of the market become more compelling, we will be ready to redeploy this capital, just as we did when the crisis unfolded in 2020.
Currency: The Winds Are Changing
Since the Fund’s inception in 2014 the U.S. dollar has generally been strong, creating a headwind to the returns of the Fund’s non-dollar holdings. That tide may have started to turn in 2020. As mentioned above, while the U.S. dollar surged in the midst of the market panic in March, it has since declined nearly 12%. Our expectation is that it will continue to weaken, albeit more modestly. This view is driven by several factors including overvaluation (based on metrics like purchasing power parity), sizable and growing U.S. fiscal and current account deficits, diminished growth and interest rate differentials between the United States and other countries, and the global recovery from COVID-19. In aggregate, the Fund’s non-U.S. dollar holdings contributed modestly to 2020 performance. In a low-yield world, especially one in which the dollar may be weakening, we see value in having currency as an additional and diverse source of return in a global bond portfolio.
During the year, we added approximately three percentage points in non-U.S. currency exposure, bringing the aggregate exposure to 19%g of the Fund. Employing our fundamentals-based, long-term, and selective approach to currency management, we established new positions in bonds denominated in four currencies—the Swedish krona, Norwegian krone, Russian ruble, and Malaysian ringgit. The investment thesis for each of these currencies is a unique combination of valuation and fundamentals. For example, our investment in Malaysia hinges on a positive outlook for both the currency and interest rates. The ringgit has lagged the recovery in other Asian currencies, despite Malaysia’s diversified and fundamentally sound economy and resilient export sector. While ongoing uncertainty over the nation’s political leadership has weighed on the currency, we believe risks of material changes in economic policy are limited and the currency valuation is attractive.
Rates: Low For a While
The significant move lower in interest rates, especially in the United States, Mexico, and Indonesia, boosted performance. Looking ahead, we are broadly aligned with consensus in expecting the Fed and other major central banks to refrain from raising policy rates until at least 2024. In the United States, we believe long-term rates will rise modestly more than what is priced in, based on hope for successful vaccine rollouts, sizable policy support, prospects for additional fiscal stimulus, and stronger growth and inflation outlooks. We lengthened the duration of the portfolio from 3.3 to 4.0 years over the course of the year, primarily by extending U.S. duration.
Outside of the United States, we continue to avoid certain markets, such as Germany, Japan, and the United Kingdom, with negative or historically low yield levels. In these markets, even a tiny rise in interest rates could lead to negative returns. Instead, we have invested in carefully selected emerging markets bonds (e.g., Indonesia, Mexico, India) to add non-U.S. interest rate exposure to the Fund. Indonesia is one of the Fund’s larger government-bond exposures (4%), and performed strongly this year. As of year end, the Fund’s holding in Indonesia bonds maturing in 2036 yielded 7% (4% on an inflation-adjusted basis), significantly higher than what is available in the majority of the bond market. We believe this valuation level, combined with Indonesia’s fundamental strengths—strong growth prospects, prudent fiscal and monetary policy—make it an attractive investment.
In Closing
We are extremely pleased with the Fund’s performance this year. On the heels of a 12% return in 2019, we came into 2020 cautiously optimistic about return prospects in a low-yield environment. However, in navigating markets through the pandemic, we identified numerous pockets of opportunity to again generate a double-digit return. We believe this highlights the benefit of applying a flexible investment approach to a broad global investment universe—something that benchmark-oriented and/or domestic-oriented strategies cannot do.
As we look ahead, we are cognizant of the challenging aspects of the outlook. Broadly speaking, interest rates and credit yield premiums are low, and this tempers our return expectations. In addition, we are in uncharted territory with the pandemic and the expansive set of policies in place, which brings a wide range of potential risks. Mutations in the virus or challenges with vaccine distribution could derail the global recovery. Moreover, the unprecedented monetary and fiscal measures taken by governments and central banks around the world have provided vital support for financial markets and the real economy, but these may have longer-term negative consequences.
Nonetheless, we are confident that our experienced investment team is well positioned to deal with these challenges and seize on opportunities. Our broad investment universe enables us to search for promising investments across global credit, currency, and rate markets. We have constructed a diverse portfolio that is not overly exposed to any particular outcome and with sufficient “dry powder” to
Dodge & Cox Global Bond Fund ■ PAGE 2

capitalize on attractive investments that we may identify. Above all, we retain conviction in our long-term, disciplined investment approach.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
January 29, 2021
[a]	One basis point is equal to 1/100th of 1%.
[b]	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
[c]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[d]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[e]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
[f]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[g]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2020.
PAGE 3 ■ Dodge & Cox Global Bond Fund

2020 Performance Review
The Fund returned 11.9% during 2020.
Key Contributors
■ The Fund’s high allocation to Corporate bonds contributed significantly to returns. In March, we increased the corporate bond weighting of the Fund from 38% to 55% via purchases of a number of credits at depressant valuations. Many of these investments, including Wells Fargo, Exelon, and Berkshire Hathaway Energy, subsequently performed well. Concho Resources also performed strongly, following the announcement that it would be acquired by ConocoPhillips.
■ The Fund benefited from its exposure to U.S. interest rates as Treasury yields declined over the year. Exposure to interest rates in several emerging market countries also added to returns, led by Indonesia, Mexico, and India.
■ The Fund’s holdings of government-related credits in Latin America, including Petrobras and Colombia sovereign debt, performed well.
Key Detractors
■ The Fund’s holdings denominated in certain emerging market currencies in Latin America, including the Brazilian real and
Colombian peso, detracted from returns.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure at Dodge & Cox of 20 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Global Bond Fund ■ PAGE 4

Growth of $10,000 Since Inception
For an Investment Made on December 5, 2012
Average Annual Total Return
For Periods Ended December 31, 2020
				Since
				Inception
	1 Year	3 Years	5 Years	(12/5/12)
Dodge & Cox Global Bond Fund	11.87%	7.36%	7.80%	4.51%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	5.58	5.15	4.49	3.81
Bloomberg Barclays Global Aggregate Bond Index (Unhedged)	9.20	4.85	4.79	2.18
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade debt securities. As of January 15, 2021, the Fund’s benchmark index was changed from the Bloomberg Barclays Global Aggregate Bond Index (unhedged) to the Bloomberg Barclays Global Aggregate Bond Index (hedged). The Fund’s investment manager believes that the hedged index is a more appropriate index against which to measure performance in light of the Fund’s investment philosophy; however, the Fund does not hedge all of its non-U.S. dollar currency exposure.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,087.40	$2.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.87	2.29
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Global Bond Fund

Portfolio Information (unaudited) December 31, 2020
Sector Diversification (%)(a)	% of Net Assets
Corporate	41.4
Government	25.3
Government-Related	5.6
Securitized	25.0
Net Cash & Other(b)	2.7
Region Diversification (%)(a)	% of Net Assets
United States	53.9
Latin America	15.3
Europe (excluding United Kingdom)	13.2
Asia Pacific (excluding Japan)	7.7
United Kingdom	5.8
Canada	2.0
Africa	0.2
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
Dodge & Cox Global Bond Fund ■ PAGE 6

Consolidated Portfolio of Investments  December 31, 2020
Debt Securities: 97.3%
		Par Value	Value
Government: 25.3%
Brazil Government (Brazil)
6.00%, 8/15/24(a)	BRL	19,310,000	$14,657,002
Chile Government (Chile)
4.00%, 3/1/23(b)	CLP	6,625,000,000	10,011,251
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	25,580,821,800	8,344,209
3.00%, 3/25/33(a)	COP	18,154,131,600	5,512,486
India Government (India)
8.24%, 2/15/27	INR	1,243,000,000	19,320,324
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	415,747,000,000	34,376,123
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	18,000,000	4,908,965
4.893%, 6/8/38	MYR	24,000,000	7,034,996
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	288,013,277	14,640,271
5.75%, 3/5/26	MXN	90,100,000	4,731,637
4.00%, 11/30/28(a)	MXN	161,506,847	9,388,816
8.00%, 11/7/47	MXN	239,076,900	14,178,818
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	74,750,000	9,421,447
Poland Government (Poland)
3.25%, 7/25/25	PLN	47,941,000	14,478,386
Russia Government (Russia)
7.65%, 4/10/30	RUB	665,000,000	10,153,568
Thailand Government (Thailand)
1.25%, 3/12/28(a)	THB	266,647,040	8,926,245
U.S. Treasury Note/Bond (United States)
0.125%, 12/31/22	USD	4,000,000	4,000,156
0.25%, 6/15/23	USD	17,255,000	17,298,137
0.25%, 11/15/23	USD	25,000,000	25,068,359
0.25%, 10/31/25	USD	11,710,000	11,656,939
			248,108,135
Government-Related: 5.6%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	1,365,000	1,973,735
6.899%, 12/1/40	USD	350,000	506,086
6.20%, 12/1/40	USD	225,000	313,306
Colombia Government International (Colombia)
5.625%, 2/26/44	USD	5,750,000	7,446,250
Kommuninvest Cooperative Society (Sweden)
1.00%, 10/2/24	SEK	41,000,000	5,160,782
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	525,000	876,093
7.25%, 3/17/44	USD	3,950,000	5,095,500
6.90%, 3/19/49	USD	4,250,000	5,386,875
Petroleos Mexicanos (Mexico)
6.84%, 1/23/30	USD	4,900,000	5,129,222
6.75%, 9/21/47	USD	5,711,000	5,354,062
6.35%, 2/12/48	USD	40,000	36,260
7.69%, 1/23/50	USD	5,500,000	5,545,375
6.95%, 1/28/60	USD	10,000	9,391
Province of Buenos Aires Argentina (Argentina)
BADLARPP
+3.83%, 34.187%, 5/31/22	ARS	54,100,000	328,528
State of California GO (United States)
7.55%, 4/1/39	USD	650,000	1,141,270
7.30%, 10/1/39	USD	1,500,000	2,475,945

		Par Value	Value
7.625%, 3/1/40	USD	925,000	$1,605,365
State of Illinois GO (United States)
5.10%, 6/1/33	USD	5,900,000	6,349,639
			54,733,684
Securitized: 25.0%
Asset-Backed: 2.3%
Other: 0.6%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	3,214,331	3,551,867
9.75%, 1/6/27(b)	USD	607,581	703,281
8.20%, 4/6/28(b)	USD	1,052,520	1,178,833
			5,433,981
Student Loan: 1.7%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 1.398%, 6/25/65(b)	USD	1,234,292	1,250,006
+1.35% 1.498%, 6/25/65(b)	USD	900,000	912,498
+1.00% 1.148%, 9/27/66(b)	USD	3,863,000	3,865,041
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,480,108
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	2,072,756
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 1.098%, 9/25/28	USD	1,722,589	1,676,193
USD LIBOR 3-Month
+0.11% 0.327%, 12/15/32(b)	USD	2,765,778	2,638,713
+0.45% 0.667%, 12/15/32(b)	USD	992,504	957,603
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	1,158,041	1,200,966
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	1,046,274
			17,100,158
			22,534,139
CMBS: 0.3%
Agency CMBS: 0.3%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(c)	USD	1,008,237	1,191,802
4.492%, 11/25/55(b)(c)	USD	1,598,568	1,963,367
			3,155,169
Mortgage-Related: 22.4%
Federal Agency CMO & REMIC: 0.9%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	317,391	368,182
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(c)	USD	72,424	78,752
Series 4319 MA, 4.50%, 3/15/44(c)	USD	268,569	302,896
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	268,111	287,068
USD LIBOR 12-Month
PAGE 7 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2020
Debt Securities (continued)
		Par Value	Value
+0.22% 0.653%, 10/20/67	USD	508,802	$507,027
USD LIBOR 1-Month
+0.52% 0.672%, 7/20/70	USD	7,233,461	7,283,851
			8,827,776
Federal Agency Mortgage Pass-Through: 21.5%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	8,553	9,058
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	933,531	1,047,319
2.50% 6/1/50 - 7/1/50	USD	13,155,353	13,963,918
2.00%, 9/1/50	USD	27,359,518	28,496,250
2.50%, 11/1/50	USD	6,323,516	6,739,558
2.00%, 12/1/50	USD	7,934,709	8,269,226
2.00%, 1/1/51	USD	14,736,000	15,357,231
Fannie Mae, Hybrid ARM (United States)
2.875%, 8/1/44(c)	USD	61,057	63,341
2.752%, 9/1/44(c)	USD	98,622	102,014
Fannie Mae Pool, 30 Year (United States)
2.50%, 2/1/49(d)	USD	53,608,000	56,403,504
2.00%, 3/1/50(d)	USD	46,680,000	48,319,210
Freddie Mac, Hybrid ARM (United States)
3.046%, 10/1/44(c)	USD	120,126	124,810
2.711%, 11/1/44(c)	USD	382,509	396,772
2.645%, 1/1/45(c)	USD	360,991	374,801
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	45,025	54,126
4.50% 8/1/44 - 8/1/47	USD	1,228,715	1,351,939
Freddie Mac Pool, 30 Year (United States)
2.50%, 6/1/50	USD	5,424,884	5,759,512
2.50%, 7/1/50	USD	11,234,570	11,959,687
2.00%, 7/1/50	USD	11,658,617	12,141,248
			210,933,524
			219,761,300
			245,450,608
Corporate: 41.4%
Financials: 10.4%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,575,000	1,847,033
4.183%, 11/25/27	USD	5,300,000	6,146,884
6.11%, 1/29/37	USD	2,250,000	3,273,760
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	1,925,000	2,224,838
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,768,702
4.625%, 3/13/27(b)	USD	2,475,000	2,885,187
Boston Properties, Inc. (United States)
3.25%, 1/30/31	USD	4,375,000	4,820,796
Citigroup, Inc. (United States)
USD LIBOR 3-Month
+6.37%,6.584%, 10/30/40(e)	USD	7,715,125	8,764,382
HSBC Holdings PLC (United Kingdom)
4.95%, 3/31/30	USD	525,000	656,844
6.50%, 5/2/36	USD	2,100,000	3,038,224
6.50%, 9/15/37	USD	1,100,000	1,607,892
6.00%, 3/29/40	GBP	6,451,000	12,963,386
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(f)	EUR	3,750,000	4,814,599
4.25%, 10/1/27	USD	1,300,000	1,542,084
4.493%, 3/24/31(f)	USD	2,125,000	2,612,672
2.956%, 5/13/31(f)	USD	2,550,000	2,795,401
Lloyds Banking Group PLC (United Kingdom)

		Par Value	Value
4.50%, 11/4/24	USD	2,200,000	$2,460,902
4.582%, 12/10/25	USD	3,900,000	4,459,485
4.65%, 3/24/26	USD	575,000	661,586
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	USD	441,000	484,983
6.10%, 6/10/23	USD	900,000	1,008,747
6.00%, 12/19/23	USD	4,350,000	4,970,779
5.125%, 5/28/24	USD	2,650,000	2,993,499
UniCredit SPA (Italy)
5.459%, 6/30/35(b)(f)	USD	6,800,000	7,483,152
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	4,000,000	4,684,800
2.572%, 2/11/31(f)	USD	3,900,000	4,125,227
5.606%, 1/15/44	USD	2,750,000	3,895,068
4.65%, 11/4/44	USD	550,000	702,519
			101,693,431
Industrials: 27.7%
AbbVie, Inc. (United States)
4.25%, 11/21/49	USD	2,500,000	3,133,423
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	USD	1,075,000	1,525,749
4.50%, 6/1/50	USD	1,875,000	2,359,267
4.60%, 6/1/60	USD	1,000,000	1,276,764
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	5,575,000	8,608,118
3.55%, 9/15/55(b)	USD	2,725,000	2,710,510
3.65%, 9/15/59(b)	USD	613,000	614,792
Bayer AG (Germany)
3.125%, 11/12/79(e)(f)	EUR	9,000,000	11,530,850
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	USD	550,000	570,678
2.726%, 3/25/31	USD	600,000	621,085
3.734%, 9/25/40	USD	225,000	234,369
3.984%, 9/25/50	USD	2,425,000	2,526,286
Carrier Global Corp. (United States)
2.722%, 2/15/30	USD	3,000,000	3,202,788
2.70%, 2/15/31	USD	2,075,000	2,228,136
Cemex SAB de CV (Mexico)
5.70%, 1/11/25(b)	USD	4,275,000	4,369,050
7.75%, 4/16/26(b)	USD	2,900,000	3,058,050
7.375%, 6/5/27(b)	USD	1,050,000	1,194,900
5.45%, 11/19/29(b)	USD	3,475,000	3,822,535
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	2,150,000	3,182,659
6.75%, 6/15/39	USD	1,300,000	1,848,027
6.484%, 10/23/45	USD	6,200,000	8,785,305
5.75%, 4/1/48	USD	4,725,000	6,173,207
Concho Resources, Inc. (United States)
3.75%, 10/1/27	USD	725,000	828,290
4.30%, 8/15/28	USD	1,800,000	2,127,114
4.875%, 10/1/47	USD	500,000	675,034
4.85%, 8/15/48	USD	2,550,000	3,428,890
Cox Enterprises, Inc. (United States)
4.80%, 2/1/35(b)	USD	350,000	442,323
8.375%, 3/1/39(b)	USD	2,450,000	4,216,003
CSX Corp. (United States)
6.22%, 4/30/40	USD	1,050,000	1,612,568
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	268,000	318,999
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 8

Consolidated Portfolio of Investments  December 31, 2020
Debt Securities (continued)
		Par Value	Value
3.75%, 4/1/30	USD	250,000	$290,793
4.78%, 3/25/38	USD	1,425,000	1,798,163
5.05%, 3/25/48	USD	1,525,000	2,063,591
Dell Technologies, Inc. (United States)
6.10%, 7/15/27(b)	USD	300,000	372,760
Dow, Inc. (United States)
9.40%, 5/15/39	USD	925,000	1,659,413
5.55%, 11/30/48	USD	4,775,000	6,825,769
Elanco Animal Health, Inc. (United States)
5.90%, 8/28/28	USD	9,213,000	10,871,340
Exxon Mobil Corp. (United States)
4.327%, 3/19/50	USD	3,100,000	4,021,534
Ford Motor Credit Co. LLC(g) (United States)
3.35%, 11/1/22	USD	550,000	559,625
4.14%, 2/15/23	USD	1,825,000	1,879,750
4.375%, 8/6/23	USD	3,200,000	3,320,000
4.063%, 11/1/24	USD	7,725,000	8,115,653
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	2,232,600
6.125%, 1/31/46	USD	2,700,000	3,733,922
HCA Healthcare, Inc. (United States)
4.125%, 6/15/29	USD	2,500,000	2,898,841
Imperial Brands PLC (United Kingdom)
3.375%, 2/26/26	EUR	2,500,000	3,484,628
3.50%, 7/26/26(b)	USD	600,000	663,958
3.875%, 7/26/29(b)	USD	4,100,000	4,580,563
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	7,244,236
5.50%, 3/1/44	USD	675,000	846,838
5.55%, 6/1/45	USD	4,700,000	6,031,575
5.05%, 2/15/46	USD	1,925,000	2,355,814
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,674,678
6.50%, 9/12/43(b)	USD	1,225,000	1,798,623
4.75%, 9/22/46(b)	USD	950,000	1,180,720
Macy's, Inc. (United States)
6.70%, 9/15/28(b)	USD	50,000	47,926
Millicom International Cellular SA (Luxembourg)
5.125%, 1/15/28(b)	USD	9,100,000	9,691,500
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	2,275,000	2,399,443
Occidental Petroleum Corp. (United States)
4.30%, 8/15/39	USD	750,000	630,863
6.60%, 3/15/46	USD	6,325,000	6,419,875
Prosus NV(g) (Netherlands)
2.031%, 8/3/32(b)	EUR	10,500,000	13,341,096
QVC, Inc.(g) (United States)
4.45%, 2/15/25	USD	3,900,000	4,164,420
TC Energy Corp. (Canada)
5.625%, 5/20/75(e)(f)	USD	3,100,000	3,397,191
5.30%, 3/15/77(e)(f)	USD	11,425,000	12,110,500
5.50%, 9/15/79(e)(f)	USD	3,495,000	3,844,500
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	2,550,000	2,773,125
7.20%, 7/18/36	USD	6,008,000	8,105,813
7.721%, 6/4/38	USD	4,100,000	5,699,000
The Kraft Heinz Co. (United States)
5.50%, 6/1/50(b)	USD	1,550,000	1,949,578
The Williams Companies, Inc. (United States)

		Par Value	Value
5.75%, 6/24/44	USD	4,747,000	$6,143,703
T-Mobile U.S., Inc. (United States)
7.875%, 9/15/23	USD	8,750,000	10,130,750
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	2,709,000	3,013,790
5.25%, 6/6/29(b)	USD	3,850,000	4,287,938
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(f)	USD	4,600,000	5,724,585
			271,606,752
Utilities: 3.3%
Dominion Energy, Inc. (United States)
5.75%, 10/1/54(e)(f)	USD	4,340,000	4,835,161
Enel SPA (Italy)
8.75%, 9/24/73(b)(e)(f)	USD	11,411,000	13,325,766
Exelon Corp. (United States)
4.70%, 4/15/50	USD	5,100,000	6,770,061
NextEra Energy, Inc. (United States)
5.65%, 5/1/79(e)(f)	USD	1,875,000	2,208,126
The Southern Co. (United States)
4.00%, 1/15/51(e)(f)	USD	1,650,000	1,747,474
5.50%, 3/15/57(e)(f)	USD	3,775,000	3,924,589
			32,811,177
			406,111,360
Total Debt Securities (Cost $895,977,609)			$954,403,787
Short-Term Investments: 13.6%
		Par Value/ Shares	Value
Repurchase Agreements: 13.2%
Fixed Income Clearing Corporation(h) 0.000%, dated 12/31/20, due 1/4/21, maturity value $129,678,000	USD	129,678,000	$129,678,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	3,875,206	3,875,206
Total Short-term Investments (Cost $133,553,206)			$133,553,206
Total Investments in Securities (Cost $1,029,530,815)		110.9%	$1,087,956,993
Other Assets Less Liabilities		(10.9)%	(106,534,933)
Net Assets		100.0%	$981,422,060
PAGE 9 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments  December 31, 2020
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(d)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(e)	Hybrid security: characteristics of both a debt and equity security.
(f)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(g)	Subsidiary (see below)
(h)	Repurchase agreement is collateralized by U.S. Cash Management Bills 5/11/21. Total collateral value is $132,271,618.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
ARS: Argentine Peso
BRL: Brazilian Real
CLP: Chilean Peso
COP: Colombian Peso
EUR: Euro
GBP: British Pound
IDR: Indonesian Rupiah
INR: Indian Rupee
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PLN: Polish Zloty
RUB: Russian Ruble
SEK: Swedish Krona
THB: Thai Baht
USD: United States Dollar
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	(299)	3/22/21	$(41,285,360)	$(49,501)
Euro-Bobl Future— Short Position	(43)	3/8/21	(7,101,134)	(7,952)
Euro-Bund Future— Short Position	(130)	3/8/21	(28,211,810)	(139,767)
Euro-Buxl Future— Short Position	(9)	3/8/21	(2,476,480)	(35,198)
Long-Term U.S. Treasury Bond— Short Position	(130)	3/22/21	(22,514,375)	193,963
UK-Gilt Future— Short Position	(104)	3/29/21	(19,276,510)	(212,100)
Ultra Long-Term U.S. Treasury Bond— Short Position	(220)	3/22/21	(46,983,750)	651,162
				$400,607
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Bank of America	3/17/21	USD	3,708,686	EUR	3,122,862	$(112,561)
Citibank	3/17/21	USD	4,636,204	EUR	3,837,887	(59,973)
Goldman Sachs	3/17/21	USD	4,620,642	EUR	3,896,810	(147,635)
HSBC	3/17/21	USD	8,529,969	EUR	7,154,000	(223,924)
HSBC	3/17/21	USD	1,204,098	EUR	1,032,493	(59,297)
JPMorgan	3/17/21	USD	1,287,845	EUR	1,058,476	(7,345)
Bank of America	6/16/21	USD	1,136,495	EUR	932,463	(6,760)
Bank of America	6/16/21	USD	16,322,097	EUR	13,389,128	(93,772)
GBP: British Pound
Bank of America	3/17/21	USD	806,793	GBP	590,542	(1,137)
Goldman Sachs	3/17/21	USD	673,000	GBP	506,000	(19,266)
JPMorgan	3/17/21	USD	4,385,929	GBP	3,400,000	(265,661)
HSBC	6/16/21	USD	7,871,518	GBP	5,895,385	(197,587)
THB: Thai Baht
Citibank	6/23/21	USD	668,359	THB	20,900,000	(28,298)
HSBC	6/23/21	USD	7,603,834	THB	238,000,000	(329,392)
Unrealized gain on currency forward contracts						—
Unrealized loss on currency forward contracts						(1,552,608)
Net unrealized loss on currency forward contracts						$(1,552,608)
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 10

Consolidated
Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments in securities, at value (cost $1,029,530,815)	$1,087,956,993
Cash pledged as collateral for currency forward contracts	1,260,000
Cash	100
Cash denominated in foreign currency (cost $1,280)	1,285
Deposits with broker for futures contracts	3,853,972
Receivable for investments sold	78,937,811
Receivable for Fund shares sold	7,356,630
Dividends and interest receivable	8,326,159
Expense reimbursement receivable	76,900
Prepaid expenses and other assets	21,026
1,187,790,876
Liabilities:
Unrealized depreciation on currency forward contracts	1,552,608
Payable for variation margin for futures contracts	283,133
Payable for investments purchased	202,565,474
Payable for Fund shares redeemed	842,242
Deferred foreign capital gains tax	497,758
Management fees payable	387,895
Accrued expenses	239,706
206,368,816
Net Assets	$981,422,060
Net Assets Consist of:
Paid in capital	$920,354,179
Distributable earnings	61,067,881
$981,422,060
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	81,151,649
Net asset value per share	$12.09
Consolidated
Statement of Operations
Year Ended December 31, 2020
Investment Income:
Dividends	$457,060
Interest (net of foreign taxes of $293,808)	23,463,402
23,920,462
Expenses:
Management fees	3,242,139
Custody and fund accounting fees	154,966
Transfer agent fees	96,012
Professional services	270,960
Shareholder reports	63,091
Registration fees	194,979
Trustees fees	401,667
Miscellaneous	32,614
Total expenses	4,456,428
Expenses reimbursed by investment manager	(1,531,854)
Net expenses	2,924,574
Net Investment Income	20,995,888
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $110,304)	14,608,945
Futures contracts	(2,803,239)
Swaps	(441,630)
Currency forward contracts	(1,391,341)
Foreign currency transactions	(70,370)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $409,983)	46,586,864
Futures contracts	(695,290)
Swaps	(58,887)
Currency forward contracts	(956,953)
Foreign currency translation	143,441
Net realized and unrealized gain	54,921,540
Net Change in Net Assets From Operations	$75,917,428
PAGE 11 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$20,995,888	$12,463,081
Net realized gain (loss)	9,902,365	507,070
Net change in unrealized appreciation/depreciation	45,019,175	19,861,088
	75,917,428	32,831,239
Distributions to Shareholders:
Total distributions	(23,179,656)	(12,957,331)
Fund Share Transactions:
Proceeds from sale of shares	643,442,949	230,427,910
Reinvestment of distributions	20,927,713	12,291,764
Cost of shares redeemed	(170,260,419)	(54,122,654)
Net change from Fund share transactions	494,110,243	188,597,020
Total change in net assets	546,848,015	208,470,928
Net Assets:
Beginning of year	434,574,045	226,103,117
End of year	$981,422,060	$434,574,045
Share Information:
Shares sold	55,629,657	20,885,448
Distributions reinvested	1,755,753	1,112,139
Shares redeemed	(15,383,853)	(4,953,662)
Net change in shares outstanding	42,001,557	17,043,925
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 12

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
PAGE 13 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum expo sure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$248,108,135
Government-Related	—	54,733,684
Securitized	—	245,450,608
Corporate	—	406,111,360
Short-Term Investments
Repurchase Agreements	—	129,678,000
Money Market Fund	3,875,206	—
Total Securities	$3,875,206	$1,084,081,787
Other Investments
Futures Contracts
Appreciation	$845,125	$—
Depreciation	(444,518)	—
Currency Forward Contracts
Depreciation	—	(1,552,608)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent
Dodge & Cox Global Bond Fund ■ PAGE 14

Notes to Consolidated Financial Statements
payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Consolidated Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Futures contracts(a)	$845,125	$—	$845,125
Liabilities
Unrealized depreciation on currency forward contracts	$—	$1,552,608	$1,552,608
Futures contracts(a)	444,518	—	444,518
	$444,518	$1,552,608	$1,997,126
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(441,630)	$—	$(441,630)
Futures contracts	(2,803,239)	—	(2,803,239)
Currency forward contracts	—	(1,391,341)	(1,391,341)
	$(3,244,869)	$(1,391,341)	$(4,636,210)
Net change in unrealized appreciation/depreciation
Swaps	$(58,887)	$—	$(58,887)
Futures contracts	(695,290)	—	(695,290)
Currency forward contracts	—	(956,953)	(956,953)
	$(754,177)	$(956,953)	$(1,711,130)
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	12-32%
Swaps	USD notional value	0-1%
Currency forward contracts	USD total value	6-12%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of
PAGE 15 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)[1]	Net Amount[2]
Bank of America	$—	$(214,230)	$214,230	$—
Citibank	—	(88,271)	88,271	—
Goldman Sachs	—	(166,901)	—	(166,901)
HSBC	—	(810,200)	810,200	—
JPMorgan	—	(273,006)	—	(273,006)
	$—	$(1,552,608)	$1,112,701	$(439,907)
[1]
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2021. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differ ences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$23,179,656	$12,957,331
	($0.321 per share)	($0.377 per share)
At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$6,162,268
At December 31, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$1,031,575,887
Unrealized appreciation	58,433,234
Unrealized depreciation	(3,204,129)
Net unrealized appreciation	55,229,105
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2020, the Fund’s commitment fee amounted to $4,138 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of securities, other than short-term securities and U.S. government securi
Dodge & Cox Global Bond Fund ■ PAGE 16

Notes to Consolidated Financial Statements
ties, aggregated $548,119,115 and $209,942,362, respectively. For the year ended December 31, 2020, purchases and sales of U.S. government securities aggregated $629,534,280 and $496,233,397, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.10	$10.23	$10.92	$10.33	$9.67
Income from investment operations:
Net investment income	0.29	0.38	0.40	0.37	0.30
Net realized and unrealized gain (loss)	1.02	0.87	(0.56)	0.49	0.54
Total from investment operations	1.31	1.25	(0.16)	0.86	0.84
Distributions to shareholders from:
Net investment income	(0.27)	(0.38)	(0.43)	(0.26)	(0.18)
Net realized gain	(0.05)	—	(0.10)	(0.01)	—
Total distributions	(0.32)	(0.38)	(0.53)	(0.27)	(0.18)
Net asset value, end of year	$12.09	$11.10	$10.23	$10.92	$10.33
Total return	11.87%	12.23%	(1.45)%	8.31%	8.64%
Ratios/supplemental data:
Net assets, end of year (millions)	$981	$435	$226	$156	$110
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.49%	0.60%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.69%	0.83%	0.92%	1.06%	1.33%
Ratio of net investment income to average net assets	3.23%	4.21%	4.15%	3.51%	3.77%
Portfolio turnover rate	112%	60%	55%	46%	73%
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■ Dodge & Cox Global Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2021
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Global Bond Fund ■ PAGE 18

Special 2020 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
For shareholders that are corporations, the Fund designates 81% of its ordinary dividends paid to shareholders in 2020 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee refreshed its assessment of the Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2020 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 16, 2020. The report concluded that (i) while market volatility and reduced liquidity, especially in the fixed income markets, created an unusually challenging liquidity environment during the second quarter of 2020, the Funds had sufficient liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2020, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2021 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2020, special presentations relating to trends in the asset management industry, the mutual fund competitive landscape, mutual fund ratings methodologies, fund distribution channels, and fund flows and performance analysis. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2020 and again on December 16, 2020 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
PAGE 19 ■ Dodge & Cox Global Bond Fund

Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $202 billion in Fund assets (as of November 30, 2020) with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for the last several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With
Dodge & Cox Global Bond Fund ■ PAGE 20

respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.
Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders
PAGE 21 ■ Dodge & Cox Global Bond Fund

over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Bond Fund ■ PAGE 22

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (62)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (59)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (61)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC	—
Roberta R.W. Kameda (60)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (47)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (46)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (54)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (71)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (60)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Airbnb (vacation rental online
marketplace) (since 2018); Director,
Alphabet Inc. (internet information
services) (since 2005); Director, Glu
Mobile, Inc. (multimedia software) (since
2004); Director, Netflix, Inc. (internet
television) (since 2010); Director, Arista
Networks (cloud networking) (since
2013)

Robert B. Morris III (68)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (52)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (69)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (69)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (74)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox
Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 23 ■ Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.This report reflects our views, opinions, and portfolio holdings as of December 31, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Robert B. Morris III, Gabriela Franco Parcella and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2019
(a) Audit Fees	$384,400	$376,900
(b) Audit-Related Fees	—	—
(c) Tax Fees	305,322	230,740
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $726,082 and $732,040, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer – Principal Financial Officer

Date	March 1, 2021